                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        ACCEL INTERNATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(1)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

            -------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            -------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
            $40,500,000
            -------------------------------------------------

         5) Total fee paid:
            $8,100
            -------------------------------------------------


[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ---------------------------------------------------------

         2) Form Schedule or Registration Statement No.:

            ---------------------------------------------------------

         3) Filing Party:

            ---------------------------------------------------------

         4) Date Filed:

            ---------------------------------------------------------

                        ACCEL INTERNATIONAL CORPORATION
                        475 METRO PLACE NORTH, SUITE 100
                               DUBLIN, OHIO 43017
                                  614-764-7000

                                                                November _, 1997

DEAR STOCKHOLDER:

     On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Stockholders (the "Special Meeting") of ACCEL International Corporation (the "Company"), to be held at 10:00 A.M. local time, on December _, 1997, at _____________ , _____________ , _____________, Ohio. Formal Notice of
the Special Meeting and the Proxy Statement are attached.

     At the Special Meeting, you will be asked to approve and authorize (i) the sale by the Company to Lyndon Insurance Group, Inc. and Lyndon Life Insurance Company (collectively, "Lyndon") of all of the outstanding capital stock of the Company's wholly owned subsidiaries, Acceleration Life Insurance Company, Acceleration National Service Corporation and Dublin International Limited, for the consideration and upon the terms set forth in the Stock Acquisition Agreement dated October 20, 1997 by and between the Company and Lyndon attached as Annex I to the accompanying Proxy Statement, (ii) the sale by the Company's wholly owned subsidiary, Acceleration National Insurance Company ("ANIC"), to Lyndon Property Insurance Company ("Lyndon Property"), of ANIC's vehicle extended service contract business, for the consideration and upon the terms set forth in the Asset Purchase Agreement dated October 20, 1997 among Lyndon Property, the Company and ANIC attached as Annex II to the accompanying Proxy Statement, and (iii) certain transactions related thereto (collectively, the "Transaction"). The Transaction must be authorized by a resolution adopted by the holders of a majority of the outstanding stock of the Company entitled to vote thereon.

     The Company shall use a portion of the proceeds from the Transaction to retire certain senior notes of the Company held by an unaffiliated company (the "Senior Notes"). The Company will use the balance of the net proceeds to make a capital contribution to ANIC, the Company's wholly-owned property and casualty insurance subsidiary, and for general corporate purposes. Upon consummation of the Transaction, the Company will cease to be engaged in the auto aftermarket credit insurance and extended service contract businesses.

     Your Board of Directors believes that the Transaction is in the best interests of the Company and its stockholders because it will enable the Company to retire its outstanding indebtedness under the Senior Notes and to use its remaining resources to seek to develop and expand its property and casualty insurance business. The Board of Directors has unanimously approved the Transaction and recommends that you vote FOR the proposal to approve and authorize the Transaction. The Board's approval of the Transaction was based on a number of factors described in the enclosed Proxy Statement, including the opinion of CreditRe Corporation, an actuarial consulting firm engaged by the Board, attached as Annex III to the accompanying Proxy Statement. The opinion of CreditRe Corporation states that the consideration to be received by the Company pursuant to the Stock Acquisition Agreement and the Asset Purchase Agreement is fair and reasonable.

     Details of the proposed Transaction and the other items of business scheduled for the Special Meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

     Whether or not you plan to attend the Special Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                        Sincerely yours,




                                        Thomas H. Friedberg
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                        ACCEL INTERNATIONAL CORPORATION
                        475 METRO PLACE NORTH, SUITE 100
                               DUBLIN, OHIO 43017


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER _, 1997

TO THE STOCKHOLDERS OF ACCEL INTERNATIONAL CORPORATION:

     A Special Meeting of Stockholders (the "Special Meeting") of ACCEL International Corporation, a Delaware corporation (the "Company"), will be held at ____________________, ________________, ______________, Ohio on December _,
1997, at 10:00 A.M. local time, to consider and vote on the following matters:

     1. The adoption of a resolution approving and authorizing (i) the sale of all of the outstanding capital stock of Acceleration Life Insurance Company, Acceleration National Service Corporation and Dublin International Limited by the Company to Lyndon Insurance Group, Inc. and Lyndon Life Insurance Company pursuant to the Stock Acquisition Agreement dated October 20, 1997 attached as Annex I to the accompanying Proxy Statement, (ii) the sale of the vehicle extended service contract business of the Company's wholly owned subsidiary, Acceleration National Insurance Company, by the Company to Lyndon Property Insurance Company pursuant to the Asset Purchase Agreement dated October 20, 1997 attached as Annex II to the accompanying Proxy Statement, and (iii) certain transactions related thereto (collectively, the "Transaction"); and

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     November _, 1997 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or at any adjournments thereof. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices from December 12, 1997 until the day before the Special Meeting. Under Delaware law, stockholders do not have dissenters' rights in connection with the Transaction.


                                              By Order of the Board of Directors

                                              Nicholas Z. Alexander, Secretary


Dublin, Ohio

November _, 1997

IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ADDRESSED ENVELOPE WHICH IS INTENDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A. THE PROXY IS REVOCABLE AT ANY TIME AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                        ACCEL INTERNATIONAL CORPORATION
                        475 METRO PLACE NORTH, SUITE 100
                               DUBLIN, OHIO 43017

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER _, 1997

               FURNISHED BY THE BOARD OF DIRECTORS OF THE COMPANY


                                                              November _, 1997

     This proxy statement (the "Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of ACCEL International Corporation, a Delaware corporation (the "Company"), for use at a special meeting of stockholders (the "Special Meeting") to be held on December __, 1997, at __________, __________, ____________, Ohio, at 10:00 A.M. local time, and at any adjournments or postponements thereof.

     At the Special Meeting, the stockholders will be asked to consider and vote upon the approval and authorization of (i) the sale by the Company to Lyndon Insurance Group, Inc. and Lyndon Life Insurance Company (collectively "Lyndon") of all of the outstanding capital stock of the Company's wholly owned subsidiaries, Acceleration Life Insurance Company ("ALIC"), Acceleration National Service Corporation ("ANSC") and Dublin International Limited ("Dublin"), for the consideration and upon the terms set forth in the Stock Acquisition Agreement dated October 20, 1997 (the "Stock Acquisition Agreement") by and between the Company and Lyndon attached as Annex I hereto,
(ii) the sale by the Company's wholly owned subsidiary, Acceleration National Insurance Company ("ANIC"), to Lyndon Property Insurance Company ("Lyndon Property"), of ANIC's vehicle extended service contract business, for the consideration and upon the terms set forth in the Asset Purchase Agreement dated October 20, 1997 (the "Asset Purchase Agreement") among Lyndon Property, the Company and ANIC attached as Annex II hereto, and (iii) certain transactions related thereto (collectively, the "Transaction").

     The Transaction is subject to the approval of the holders of a majority of the outstanding shares of Common Stock, $.10 par value, of the Company (the "Common Stock"), entitled to vote thereon and to the satisfaction of certain other conditions, including obtaining various regulatory approvals. Under Delaware law, stockholders do not have dissenters' rights in connection with the Transaction.

     This Proxy Statement is first being mailed to stockholders on or about November _, 1997.

                                TABLE OF CONTENTS

AVAILABLE INFORMATION.....................................................................................  1

INCORPORATION BY REFERENCE................................................................................  1

SUMMARY  .................................................................................................  2
   Date, Time and Place of Special Meeting of Stockholders................................................  2
   Record Date; Stockholders Entitled to Vote.............................................................  2
   Purpose of Special Meeting.............................................................................  2
   Vote Required..........................................................................................  2
   Parties to the Transaction.............................................................................  2
   Terms of Transaction...................................................................................  3
   Use of Proceeds from Transaction.......................................................................  3
   Operation of the Company After the Transaction.........................................................  3
   Recommendation of the Board of Directors...............................................................  4
   Reasons for the Transaction............................................................................  4
   Opinion of Actuarial Consulting Firm...................................................................  4
   Federal Income Tax Consequences........................................................................  4
   Accounting Treatment...................................................................................  4
   No Dissenter's Rights..................................................................................  4
   Regulatory Approvals...................................................................................  5

THE SPECIAL MEETING ......................................................................................  5
   General  ..............................................................................................  5
   Matters to be Considered at the Special Meeting........................................................  5
   Voting at the Meeting; Record Date.....................................................................  5

THE TRANSACTION...........................................................................................  6
   Background of the Transaction..........................................................................  6
   Reasons for the Transaction............................................................................  7
   Opinion of Consulting Firm.............................................................................  8
   Use of Proceeds........................................................................................  9
   Operations of the Company After the Transaction........................................................  9
   Federal Income Tax Consequences........................................................................  9
   Accounting Treatment................................................................................... 10

THE STOCK ACQUISITION AGREEMENT........................................................................... 10
   Terms of the Stock Acquisition Agreement............................................................... 10
   Closing; Termination................................................................................... 11
   Representations and Warranties......................................................................... 11
   Conduct of Business Prior to Closing................................................................... 12
   No "Shopping" Covenant; Break-up Fee................................................................... 13
   Covenants of Lyndon.................................................................................... 13
   Employee Benefit Plans................................................................................. 13
   Conditions to Consummation of the Transactions Contemplated by the Stock Acquisition
            Agreement..................................................................................... 13
   Survival of Representations and Warranties............................................................. 14
   Covenant Not to Compete................................................................................ 14
   Indemnification........................................................................................ 15


   Tax Matters............................................................................................ 15
   Amendment; Waiver...................................................................................... 16
   Expenses; Liquidated Damages........................................................................... 16

ASSET PURCHASE AGREEMENT.................................................................................. 17
   Purchase Price and Acquired Assets..................................................................... 17
   Reinsurance Agreements and Liabilities Assumed......................................................... 17
   Closing  .............................................................................................. 17
   Representations and Warranties......................................................................... 17
   Additional Agreements of the Company, ANIC and Lyndon Property......................................... 18
   Covenant Not to Compete................................................................................ 18
   Survival of Representations and Warranties............................................................. 19
   Indemnification........................................................................................ 19
   Amendment; Waiver...................................................................................... 19
   Expenses .............................................................................................. 19

REGULATORY APPROVALS REQUIRED............................................................................. 20
   Ohio Department of Insurance........................................................................... 20
   Missouri Department of Insurance....................................................................... 20
   HSR Act and Antitrust.................................................................................. 20

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION.................................................... 21
   Introduction........................................................................................... 21
   Pro Forma Unaudited Consoidated Balance Sheets......................................................... 22
   Pro Forma Unaudited Consolidated Statement of Operations............................................... 24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............................................ 27
   Beneficial Ownership of Certain Beneficial Owners...................................................... 27
   Beneficial Ownership of Management..................................................................... 29

INDEPENDENT AUDITORS...................................................................................... 30

STOCKHOLDER PROPOSALS..................................................................................... 30

ANNEX I -- STOCK ACQUISITION AGREEMENT

ANNEX II -- ASSET PURCHASE AGREEMENT

ANNEX III -- OPINION OF CREDITRE CORPORATION

                             AVAILABLE INFORMATION

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed by the Company can be inspected and copied at the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain regional offices of the Commission located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such information can be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be accessed electronically by means of the Commission's home page on the Internet (http://www.sec.gov).


                           INCORPORATION BY REFERENCE

     The following documents filed with the Commission by the Company (File No. 0-8162) are incorporated in this Proxy Statement by reference:

     (1) Annual Report on Form 10-K for the year ended December 31, 1996 (a copy of which accompanies this Proxy Statement).

     (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997 (a copy of which accompany this Proxy Statement).

     The information relating to the Company contained in this Proxy Statement does not purport to be comprehensive and should be read together with all information in the documents incorporated by reference herein. All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date any such document is filed.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded. All information appearing in this Proxy Statement is qualified in its entirety by the information and consolidated financial statements (including notes thereto) appearing in the documents which accompany this Proxy Statement and are incorporated herein by reference, except to the extent set forth in the immediately preceding statement.

     No person is authorized to give any information or to make any representations with respect to the matters described in this Proxy Statement other than those contained herein or in the documents which accompany this Proxy Statement or are incorporated by reference herein. Any information or representations with respect to such matters not contained herein or therein must not be relied upon as having been authorized by the Company. The delivery of this Proxy Statement shall not under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof or that the information in this Proxy Statement or in the documents which accompany this Proxy Statement or are incorporated by reference herein is correct as of any time subsequent to the date hereof or thereof.

     The Company will provide without charge to each person, including beneficial owners, to whom a copy of this Proxy Statement is delivered, upon the written or oral request of such person, a copy of any and all of the foregoing documents, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests should be directed to ACCEL International Corporation, 475 Metro Place North, Suite 100, Dublin, Ohio 43017, Attention: Nicholas Z. Alexander, Senior Vice President, (614) 764-7000.

                                    SUMMARY

     The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement and the Annexes hereto in their entirety.

DATE, TIME AND PLACE OF SPECIAL MEETING OF STOCKHOLDERS

     The Special Meeting of Stockholders of the Company will be held on December _, 1997, at 10:00 A.M., local time, at ______________,
________________, ______________ Ohio.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE

     Only holders of record of the Common Stock at the close of business on the Record Date, November _, 1997, will be entitled to notice of and to vote at the Special Meeting. On the Record Date, there were o shares of Common Stock outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to stockholders at the Special Meeting. See "THE SPECIAL MEETING -- Voting at the Meeting; Record Date."

PURPOSE OF SPECIAL MEETING

     The purpose of the Special Meeting will be to consider and vote upon the adoption of a resolution approving and authorizing the Transaction pursuant to the terms of the Stock Acquisition Agreement and the Asset Purchase Agreement (collectively, the "Agreements").

VOTE REQUIRED

     A majority of the outstanding shares of Common Stock entitled to vote thereon must vote in favor of the resolution approving and authorizing the Agreements.

PARTIES TO THE TRANSACTION

     The Company is an insurance holding company incorporated under the laws of Delaware in June 1978. The Company is engaged through its operating subsidiaries, Acceleration Life Insurance Company ("ALIC") and Acceleration National Insurance Company ("ANIC"), in the sale and underwriting of selected life and property/casualty insurance products. ALIC holds licenses to conduct business in 40 states and the District of Columbia and ANIC holds licenses to conduct business in 47 states and the District of Columbia. ALIC offers credit life and credit accident and health insurance. ANIC offers commercial auto insurance to operators of long haul trucks and charter buses and also offers a program for vehicle extended service contracts as a complementary product to the credit insurance products marketed by automobile dealerships. The principal office of the Company is 475 Metro Place North, Suite 100, Dublin, Ohio 43017 and its telephone number is (614) 764-7000.

     Lyndon Property, Lyndon Insurance Group, Inc. and Lyndon Life Insurance Company (collectively, the "Lyndon Group") are direct or indirect subsidiaries of Frontier Insurance Group, Inc. ("Frontier"), which Frontier acquired on June 3, 1997. Frontier is an insurance holding company which, through its subsidiaries, conducts business on an admitted and non-admitted basis as a specialty property and casualty insurer. Frontier currently underwrites in excess of 130 specialty insurance programs, including (i) malpractice insurance for physicians, dentists, psychiatrists and chiropractors, (ii) general liability, (iii) surety (performance bonds, bail bonds, customs bonds and license and permit bonds), (iv) commercial earthquake, (v) workers' compensation and (vi) other miscellaneous lines. Frontier's alternative risk division underwrites excess workers' compensation and excess medical stop loss coverages, and provides custom designed insurance programs through captive and rent-a-captive facilities for both Frontier's workers' compensation and other insurance lines. At June 30, 1997, Frontier's total assets were approximately $1.62 billion, its total investments were approximately $1.06 billion and its total shareholders' equity was $295 million.

     The Lyndon Group is based in St. Louis, Missouri and provides credit-related and specialty insurance products for financial institutions and specialty insurance markets through a variety of distribution channels, including other companies, general agents, third-party administrators, and joint venture relationships, with the particular channel designed to fit the specific product. Credit-related products include collateral protection, credit property, involuntary unemployment insurance, auto physical damage, credit life, and credit accident and health coverages. Specialty insurance products include residual value, non-standard auto and mechanical breakdown. For the year ended December 31, 1996, the Lyndon Group's revenues were $96.8 million and its net income was $27.0 million. At June 30, 1997, the Lyndon Group's total assets were $395.8 million and its total investments were $214.8 million.

TERMS OF TRANSACTION

     The Company will sell to Lyndon all of the capital stock of each of ALIC, ANSC and Dublin (collectively, the "Target Corporations") pursuant to the terms of the Stock Acquisition Agreement, and the Company and ANIC will sell to Lyndon Property ANIC's vehicle extended service contract business pursuant to the terms of the Asset Purchase Agreement. Upon the closing of the Transaction (the "Closing"), Lyndon Property will own ANIC's vehicle extended service contract business and Lyndon will own the Target Corporations and all of their respective assets, including all of the in-force credit premiums of ALIC (the "In-Force Business") and all of the licenses to conduct business presently held by ALIC in 40 states and the District of Columbia. The Agreements provide that Lyndon and Lyndon Property shall pay the Company $40.5 million in cash at the Closing for all of the capital stock of the Target Corporations and ANIC's vehicle extended service contract business. The Stock Acquisition Agreement provides that, prior to the Closing, the Target Corporations may elect to declare and pay to the Company a special distribution (the "Special Distribution") equal to the estimated amount by which the Target Corporations combined stockholders' equity as of December 31, 1997, as determined in accordance with GAAP, is expected to exceed $31.6 million. The estimated amount of the Special Distribution will be based on the Target Corporations' combined GAAP unaudited Financial Statements as of September 30, 1997. Within 125 days after the Closing, the amount of the Special Distribution will be adjusted by the parties to reflect the actual combined stockholders' equity of the Target Corporations based upon the combined GAAP audited financial statements of the Target Corporations as of December 31, 1997 to be obtained by the Company by March 16, 1998.

USE OF PROCEEDS FROM TRANSACTION

     The Company will use the cash proceeds from the Transaction, which are estimated to be approximately $40.5 million, to retire all of the outstanding Senior Notes held by Lincoln National Life Insurance Company in the amount of $15 million (the "Senior Notes") and to make a capital contribution to ANIC in an amount necessary to increase its statutory capital and surplus (being approximately $13 million at June 30, 1997) to at least $25 million. The Company will use the balance of the proceeds for general corporate purposes.

OPERATION OF THE COMPANY AFTER THE TRANSACTION

     Following consummation of the Transaction, (i) the Company's stockholders will remain stockholders of the Company, (ii) ANIC's vehicle extended service contract business will be owned by Lyndon Property and all of the shares of capital stock of each of the Target Corporations will be owned by Lyndon, (iii) the Company will cease to be engaged in the auto aftermarket credit insurance and extended service contract businesses, and (iv) ANIC will continue to be owned by the Company. The Company intends to use its remaining resources to seek to develop and expand the business of ANIC, which is the Company's property and casualty insurance subsidiary.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has unanimously approved the Transaction pursuant to the terms of the Agreements, believes that the Transaction is in the best interests of the Company and its stockholders and recommends that the stockholders vote FOR the approval and authorization of the Transaction pursuant to the terms of the Agreements. See "THE TRANSACTION -- Background of the Transaction" and "-- Reasons for the Transaction."

REASONS FOR THE TRANSACTION

     The Board of Directors of the Company believes that the terms of the Transaction are fair to, and in the best interests of, the Company and its stockholders because, among other things, the Board believes that the Transaction will (i) enable the Company to eliminate its outstanding indebtedness under the Senior Notes, and (ii) enable ANIC to expand its property and casualty insurance business, which the Company believes has the potential to provide higher returns than the lines of business to be sold pursuant to the Transaction. Accordingly, the Board unanimously approved the Transaction and the Agreements and recommends that the Company's stockholders vote in favor of the approval and authorization of the Agreements. For a discussion of the factors considered by the Board in reaching its decision with respect to the Transaction, see "THE TRANSACTION -- Reasons for the Transaction."

OPINION OF ACTUARIAL CONSULTING FIRM

     On October 15, 1997, CreditRe Corporation delivered its written opinion to the Company's Board of Directors that the aggregate purchase price of $40.5 million to be received by the Company pursuant to the Agreements is fair and reasonable and equals or exceeds the value that other likely participants in the marketplace would pay for the business and assets being sold. The full text of the written opinion of CreditRe Corporation is attached to this Proxy Statement as Annex III. Stockholders of the Company are urged to, and should, read such opinion in its entirety. See "THE TRANSACTION -- Opinion of Financial Advisor."

FEDERAL INCOME TAX CONSEQUENCES

     The Company will recognize a taxable gain upon the consummation of the Transaction but the stockholders will not recognize any gain or loss upon consummation of the Transaction nor will such consummation result in any change in the tax basis of the shares of Common Stock held by them.

ACCOUNTING TREATMENT

     The Transaction will be treated by the Company as a disposal of a segment of a business within the meaning of Accounting Principles Board Opinion No. 30. Accordingly, upon approval of the Transaction by the requisite vote of the Company's stockholders, the operating results of the Company's auto aftermarket credit insurance business will be accounted for by the Company as discontinued operations. See "THE TRANSACTION - - Accounting Treatment."

NO DISSENTER'S RIGHTS

     Under Delaware Law, a stockholder who does not vote his or her shares in favor of the authorization of the Agreements is not entitled to any dissenters' rights.

REGULATORY APPROVALS

     The consummation of the Transaction is subject to prior approval by the Ohio and Missouri Departments of Insurance and to the expiration or termination of the relevant waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").


                              THE SPECIAL MEETING

GENERAL

     This Proxy Statement is being furnished to the Company's stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Company to be voted at the Special Meeting to be held at ________________, ________________, _______________, Ohio on December _, 1997,
at 10:00 A.M., local time, and any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about November _, 1997.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

     At the Special Meeting, the Company's stockholders will be asked to (i) consider and vote upon the Transaction pursuant to the terms of the Agreements and (ii) to act on such other matters as may properly come before the Special Meeting or any adjournment or postponements thereof.

     The Board has unanimously approved the Agreements and the Transaction and recommends a vote FOR the approval and authorization of the Transaction pursuant to the terms of the Agreements.

VOTING AT THE MEETING; RECORD DATE

     The Board has fixed November _, 1997 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of Common Stock on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were _ shares of Common Stock of the Company outstanding and entitled to vote. Each holder of record of shares of Common Stock on the Record Date is entitled to cast one vote per share, exercisable in person or by properly executed proxy, on each matter properly submitted for the vote of the stockholders at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Approval and authorization of the Transaction pursuant to the terms of the Agreements will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     As of October 31, 1997, directors and executive officers of the Company and their affiliates may be deemed to be beneficial owners of approximately 52% (or approximately 60% if the Borrowed Shares described in footnote 4 to the table under the caption "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT -- Beneficial Ownership of Certain Beneficial Owners" are included) of the outstanding Common Stock. Each of the current directors and executive officers of the Company has indicated that the shares of Common Stock beneficially owned by him will be voted in favor of the approval and authorization of the Transaction pursuant to the terms of the Agreements. Accordingly, stockholder approval of the Transaction is assured.

     So far as the Company is aware, no matters other than those described in this Proxy Statement will be presented to the meeting for action on the part of the stockholders. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

     The cost of soliciting proxies will be borne by the Company. Officers, directors and regular employees of the Company may communicate with stockholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies, but the Company will pay no additional compensation for such solicitation. The Company and any authorized agent of the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons and will reimburse the reasonable out-of-pocket expenses in forwarding such material.

     Any stockholder giving a proxy has the power to revoke it at any time before it is voted by a later appointment received by the Secretary of the Company or by giving notice of such revocation to the Secretary of the Company in writing or in open meeting. All duly executed proxies received prior to the meeting and not revoked will be voted at the meeting. The enclosed proxy contains space in which the stockholder may insert instructions as to the way the stockholder wishes his shares to be voted. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted "For" the proposal to approve and authorize the Transaction pursuant to the terms of the Agreement.

     Pursuant to applicable law, broker non-votes and abstaining votes will not be counted in favor of the proposal to approve and authorize the Transaction pursuant to the terms of the Agreements. Any stockholder who abstains from voting on the proposal will in effect be voting against such proposal.

                                THE TRANSACTION

BACKGROUND OF THE TRANSACTION

     Thomas H. Friedberg, Chairman of the Board, President and Chief Executive Officer of the Company, initially approached Walter Rhulen, Chief Executive Officer of Frontier, in the spring of 1997 after Frontier had announced its intention to acquire the insurance operations of Mercury Financial Group (the "Mercury Transaction"). Mr. Friedberg's purpose in contacting Frontier was to inquire as to whether or not Frontier would be interested in discussing the possibility of the Company acquiring from Frontier the credit insurance business of Lyndon Life Insurance Company, which business Frontier acquired in the Mercury Transaction. Mr. Friedberg had hoped that Frontier would consider selling such business because, prior to the Mercury Transaction, Frontier was principally a property and casualty insurance company. In the course of these preliminary discussions with Frontier, Mr. Rhulen, after being advised by Mr. Friedberg that he believed it was necessary for the Company to increase the "critical mass" of its credit life insurance business in order to continue to be successful, inquired of Mr. Friedberg whether the Company would instead consider selling to Frontier the Company's Auto Aftermarket Group, which consists of the Target Corporations and the Acquired Assets (as defined in the Asset Purchase Agreement). These initial discussions led to Frontier's proposal to acquire the Company's entire Auto Aftermarket Group, which proposal was first communicated to Mr. Friedberg in a letter dated July 8, 1997.

     A special telephonic meeting of the Board of Directors of the Company was held on July 29, 1997 at the request of Mr. Friedberg for the sole purpose of presenting to the Board of Directors the Transaction. At the meeting, Mr. Friedberg outlined for the Board of Directors the general terms of the proposal which were set forth in several letters between Mr. Friedberg and Peter H. Foley, Executive Vice President of Frontier, dated various dates in July 1997.

     Following the completion of the negotiation of the terms of the Agreements between Mr. Friedberg and Mr. Foley, a second special telephonic meeting of the Board of Directors of the Company was held on October 22, 1997 in order to further consider the Transaction and the Agreements. At this meeting, Mr. Friedberg summarized for the Board of Directors the advice he had received from the Company's counsel concerning the directors' fiduciary duties in connection with the Transaction. Mr. Friedberg also outlined for the directors the material terms of the Agreements and reviewed the conclusions set forth in the written opinion and appraisal received by the Company from CreditRe Corporation, which opinion and appraisal was theretofore delivered to each director. See

"-- Opinion of Financial Advisor." Finally, Mr. Friedberg briefly advised the Board of Directors regarding the unaudited consolidated pro forma financial statements of the Company which would be included in this Proxy Statement. After Mr. Friedberg completed his presentation and the directors questioned him at length, the Board of Directors unanimously approved the Transaction and authorized Mr. Friedberg to execute the Agreements on behalf of the Company.

REASONS FOR THE TRANSACTION

     The Board of Directors has determined that the terms of the Transaction are fair to, and in the best interests of, the Company and its stockholders and has recommended that the stockholders vote FOR approval and authorization of the Transaction pursuant to the terms of the Agreements. In reaching its determination to approve the Transaction, the Board of Directors considered various factors. The principal factors considered included:

     (i) The desire of the Board of Directors to maximize the value of the Company's Common Stock.

     (ii) The determination by the Board of Directors that the Transaction will allow the Company to eliminate its outstanding indebtedness under the Senior Notes and to increase the statutory surplus of ANIC to a level which will enable ANIC to seek a higher rating from A.M. Best Company ("A.M. Best") than its current rating of "B" (Fair). The Company's management believes that an increase in ANIC's A.M. Best rating should permit ANIC to market its products through a larger group of quality agents and brokers. In addition, the Transaction will provide the Company with approximately $5 million to $6 million of cash at the holding company level, and increase the Company's net book value per share.

     (iii) The determination by the Board of Directors that the Transaction is consistent with the Company's plans to increase its revenues and profits from its property and casualty insurance business.

     (iv) The determination by the Board of Directors that it is necessary for the Company to either increase the "critical mass" of its credit life insurance business in order to continue to be successful or to sell such business in light of the fact that the sales of the Company's Auto Aftermarket Group have been steadily declining as a result of the size of ALIC's statutory surplus and its A.M. Best rating of "B-" (Fair), which have adversely affected ALIC's ability to market its credit insurance products through financial institutions.

     (v) The aggregate consideration to be received by the Company pursuant to the Agreements substantially exceeds all other recent offers received by the Company and represents roughly the sum of the book value of the Company's credit business plus ten times the annual after-tax earnings of ANIC's vehicle extended service contract business (including fee income). In addition, prior valuations of the Company's Auto Aftermarket Group indicated that any likely sale price would result in a loss of value to the Company.

     (vi) The opinion and appraisal of CreditRe Corporation to the Company indicates that the aggregate purchase price to be received by the Company pursuant to the Agreements is fair and reasonable, exceeds CreditRe Corporation's appraised value of $39.3 million, and equals or exceeds the value that other likely participants in the marketplace would pay for the business and assets being sold. In addition, the opinion of CreditRe Corporation states that the Company's credit life and disability insurance business has little value in the marketplace because it does not provide a competitive return and makes reference to the fact that over 50 insurers have left the credit life and disability industry since 1990, with no new entrants. See " -- Opinion of Financial Advisor."

     (vii) The determination by the Board of Directors that the employees of the Company's Auto Aftermarket Group would benefit by becoming part of a much larger and financially stronger organization.

     In view of the variety of factors considered in connection with the evaluation of the Transaction, the Board of Directors did not find it practicable to and did not quantify or otherwise assign weights to the specific factors considered in reaching its determination. In making its determination, the Board of Directors also considered the risks and likelihood of achieving the results discussed above.

OPINION OF FINANCIAL ADVISOR

     As described under "--Background of the Transaction" and "--Reasons for the Transaction," the Company engaged CreditRe Corporation, an actuarial consulting firm, to provide a fairness opinion in connection with the Transaction. In this connection, on October 15, 1997, CreditRe Corporation delivered its written opinion to the Company's Board of Directors that the aggregate purchase price of $40.5 million to be received by the Company pursuant to the Agreements was fair and reasonable and equals or exceeds the value that other likely participants in the marketplace would pay for the business and assets being sold. The written opinion of CreditRe Corporation further states that, based solely on (i) the statutory accounting annual financial statements of ALIC as of and for the year ended December 31, 1996,
(ii) the consolidated GAAP financial statements of the Company as of and for the six months ended June 30, 1997 and (iii) the valuations performed by CreditRe Corporation, the estimated market value of the Company's auto aftermarket book of business was $39.3 million. CreditRe Corporation relied, without independent verification, upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its opinion. CreditRe was not requested to, and did not, prepare a current actuarial appraisal. In the opinion of CreditRe Corporation, aside from the book value of the assets of ALIC and the value of the stock licenses held by ALIC, most, if not all, of the value of such business relates to the Company's extended service contract business because the Company's auto aftermarket credit life and disability insurance businesses have little value in the current marketplace. The full text of CreditRe Corporation's written opinion is attached hereto as Annex III and is incorporated herein by reference. The Company's stockholders are urged to, and should, read this opinion in its entirety.

     In connection with its opinion, CreditRe Corporation reviewed, among other things: (i) the actuarial appraisals previously prepared by CreditRe Corporation as of December 31, 1994 and June 30, 1995; (ii) the results of the various consulting projects CreditRe Corporation had previously undertaken for the Company subsequent to such appraisals; (iii) the financial statements of the Company referenced above; (iv) information relating to recent sales of credit related insurance lines of business by other insurers; and (v) information concerning the Company's overall loss experience during the periods covered by CreditRe Corporation's prior actuarial valuations and periods subsequent thereto. Based on the foregoing information, CreditRe Corporation determined that there had not been a material change in the Company's overall loss experience since the prior valuations. Because a current actuarial appraisal was not prepared, CreditRe's opinion is based on more limited data and review than would be necessary to perform an actuarial appraisal that conforms with Actuarial Standard of Practice No. 19.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its fairness determination, CreditRe Corporation considered the results of certain analyses which were prepared solely for purposes of CreditRe Corporation's providing its opinion to the Board of Directors of the Company as to the fairness of the consideration to be received by the Company pursuant to the Agreements. Such analyses do not purport to necessarily reflect the prices at which businesses or securities actually may be sold. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, the Lyndon Group, the Target Corporations, CreditRe Corporation or any other person assumes responsibility if future results are materially different from those forecast.

     As described below, CreditRe Corporation's opinion to the Board of Directors of the Company was one of many factors taken into consideration by the Board of Directors of the Company in making its determination to approve the Agreements. The foregoing summary does not purport to be a complete description of the analysis performed by CreditRe Corporation and is qualified by reference to the written opinion of CreditRe Corporation set forth in Annex III hereto.

     CreditRe Corporation, as part of its actuarial consulting business, is continually engaged in the valuation of insurance companies that participate in the sale of credit-related insurance products. The Company selected CreditRe Corporation to render a fairness opinion because it is a nationally recognized actuarial consulting firm specializing in credit-related insurance that has substantial experience in transactions similar to the Transaction. In addition, CreditRe Corporation had previously performed valuations of the Company's automobile aftermarket business as of December 31, 1994 and June 30, 1995, and therefore, already possessed significant information regarding the Company's operations. Since 1990, in addition to rendering its opinion in connection with the Transaction, CreditRe Corporation has performed certain consulting services for the Company in connection with various matters for which the Company paid CreditRe Corporation a total of $128,000.

     On or about October 1, 1997, the Company engaged CreditRe Corporation to undertake a study to enable it to render its opinion with respect to the fairness of the consideration to be received by the Company in a possible sale of its auto aftermarket business to the Lyndon Group. The Company agreed to pay CreditRe Corporation consulting fees for its services in rendering such opinion at CreditRe Corporation's standard hourly rates. The total amount of such fees was $9,700.

USE OF PROCEEDS

     The Company will use the cash proceeds from the Transaction, which are estimated to be approximately $40.5 million, to retire all of the outstanding Senior Notes held by Lincoln National Life Insurance Company in the amount of $15 million and to make a capital contribution to ANIC in an amount necessary to increase its statutory capital and surplus (being approximately $13 million at June 30, 1997) to at least $25 million. The Company will use the balance of the proceeds for general corporate purposes.

OPERATIONS OF THE COMPANY AFTER THE TRANSACTION

     Following consummation of the Transaction, (i) the Company's stockholders will remain stockholders of the Company, (ii) ANIC's vehicle extended service contract business will be owned by Lyndon Property and all of the shares of capital stock of each of the Target Corporations will be owned by Lyndon, (iii) the Company will cease to be engaged in the auto aftermarket credit insurance and extended service contract businesses, and (iv) ANIC will continue to be owned by the Company. The Company intends to use its remaining resources to seek to develop and expand the business of ANIC. ANIC is the Company's property and casualty insurance subsidiary which holds licenses to conduct business in 47 states and the District of Columbia. In 1996, ANIC began offering commercial automobile coverage to operators of long haul trucks and charter buses. This program is marketed by an unaffiliated general agent with extensive experience in this product line. In 1997, ANIC commenced new marketing initiatives for certain products including a package policy for crane operators consisting of general liability, inland marine and commercial auto coverages.

FEDERAL INCOME TAX CONSEQUENCES

     The consummation of the Transaction will not be a taxable event for federal income tax purposes for the stockholders of the Company. The following is a summary of federal income tax consequences to the Company of consummation of the Transaction.

     Pursuant to the Stock Acquisition Agreement, upon consummation of the Transaction, (i) the Company will sell all of the stock of each of the Target Corporations to Lyndon and (ii) the Company will join with Lyndon in the filing of an election under Section 338(g) and Section 338(h)(10) of the Internal Revenue Code of 1986, as amended (the "Code"), and any comparable election under state, local or foreign tax law, to the extent requested by Lyndon. As a result of these elections, the Transaction will be deemed to be a sale of the Company's assets for federal income tax purposes with the Company being deemed to have sold its assets while still a member of the Company's "affiliated group" (as defined in the Code). Accordingly, the economic burden of taxation resulting from the deemed asset sale by the Company will be borne by the Company. The Company expects to pay federal income taxes of approximately $5.25 million as a result of consummation of the Transaction. The amount of federal, state and local taxes for which the Company will be liable as a result of the elections under Sections 338(g) and 338(h)(10) of the Code (and any comparable elections under state or local tax law) are anticipated to be higher than the amount of taxes that would have been payable if the Company had sold all of the stock of the Target Corporations without any such elections being made. The payment of such additional taxes by the Company was considered by the parties in their negotiations regarding the purchase price payable by Lyndon under the Stock Acquisition Agreement.

     The Company will recognize a taxable gain upon the consummation of the Transaction but the stockholders will not recognize any gain or loss upon consummation of the Transaction nor will such consummation result in any change in the tax basis of the shares of Common Stock held by them.

ACCOUNTING TREATMENT

         The Transaction will be treated by the Company as a disposal of a segment of business within the meaning of Accounting Principles Board Opinion No. 30. Accordingly, upon approval of the Transaction by the requisite vote of the Company's stockholders (see "THE SPECIAL MEETING -- Voting at the Meeting; Record Date"), the operating results of the Company's auto aftermarket credit insurance business will be accounted for by the Company as discontinued operations. See "UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS." The Company expects to record a net gain of approximately $2.7 million on the Transaction.


                        THE STOCK ACQUISITION AGREEMENT

     The descriptions in this Proxy Statement of the terms of the Stock Acquisition Agreement are summaries only and are qualified in their entirety by reference to the Stock Acquisition Agreement which is attached as Annex I to this Proxy Statement and is incorporated herein by reference. Terms which are not otherwise defined in this summary have the meanings set forth in the Stock Acquisition Agreement.

TERMS OF THE STOCK ACQUISITION AGREEMENT

     Pursuant to the terms and conditions of the Stock Acquisition Agreement, the Company will sell to Lyndon, for an aggregate purchase price of $30.2 million payable in cash upon the closing of the transaction (the "Closing"), all of the capital stock of the Target Corporations. Upon the Closing, Lyndon will own the Target Corporations and all of their respective assets including all of ALIC's In-Force Business and all of the licenses to conduct business presently held by ALIC in 40 states and the District of Columbia. In addition to the cash consideration payable by Lyndon to the Company, the Target Corporations may elect to declare and pay to the Company prior to the Closing a Special Distribution equal to the estimated amount by which their combined stockholders' equity as of December 31, 1997, as determined in accordance with GAAP, exceeds $31.6 million. The estimated amount of the Special Distribution will be based on the Target Corporation's combined GAAP unaudited financial statements as of September 30, 1997. Within 125 days after the Closing, the amount of the Special Distribution will be adjusted by the parties to reflect the actual combined stockholders' equity of the Target Corporations based upon the combined GAAP audited financial statements of the Target Corporations as of December 31, 1997 to be obtained by the Company by March 16, 1998.

CLOSING; TERMINATION

     The Stock Acquisition Agreement provides that the Closing shall occur effective as of December 31, 1997 (the "Closing Date"). The actual Closing, however, shall take place within five business days after the satisfaction or waiver of the last condition to Closing, unless otherwise agreed by the parties, and in no event later than March 31, 1998. See "-- Conditions to Consummation of the Transactions Contemplated by the Stock Acquisition Agreement." If the actual Closing does not occur by March 31, 1998, either party may terminate the Stock Acquisition Agreement, without liability or penalty. See "-- Tax Matters" for a discussion of the parties' obligations to reimburse each other for Taxes related to timing differences between the deemed Closing Date and the actual Closing Date for tax purposes.

REPRESENTATIONS AND WARRANTIES

     The Stock Acquisition Agreement contains various customary representations and warranties of the parties for transactions of this type. These include, among other things, representations of the Company as to: (i) the organization and good standing of each of the Target Corporations; (ii) the authority of ALIC to transact business as an insurance company; (iii) the capitalization of each of the Target Corporations; (iv) the nonexistence of any subsidiaries of the Target Corporations; (v) the correctness and completeness of the articles of incorporation, regulations, bylaws, stock transfer records, minute books and corporate records of each of the Target Corporations delivered to Lyndon; (vi) the obtainment of all consents, orders, licenses, approvals and exemptions and the making of all governmental filings necessary for the Target Corporations' consummation of the contemplated transactions; (vii) the non-contravention of the performance of the Stock Acquisition Agreement with the articles of incorporation, regulations, by-laws, material contracts and agreements of the Target Corporations and with any material applicable laws, judgments, orders or decrees; (viii) the accuracy of certain GAAP and SAP financial statements of the Target Corporations; (ix) the ownership or lease of real and personal property of the Target Corporations; (x) the intellectual property of the Target Corporations; (xi) various tax matters relating to the Target Corporations; (xii) compliance by the Target Corporations with material applicable law; (xiii) the obtainment and holding by the Target Corporations of all material permits and licenses necessary in the conduct of their respective businesses; (xiv) the contracts, agreements and commitments of the Target Corporations; (xv) certain pension plan and employee benefit matters of the Target Corporations; (xvi) certain matters related to insurance policies owned and maintained by the Target Corporations; (xvii) the accounts payable of the Target Corporations; (xviii) the liabilities of the Target Corporations; (xix) litigation involving or affecting the Target Corporations; (xx) matters relating to the bank accounts, borrowing and payment guarantees of the Target Corporations; (xxi) the premium sources of ALIC and ANSC; (xxii) the absence of material adverse changes or events in the business of the Target Corporations; (xxiii) matters related to the Target Corporations' employee relations; (xxiv) matters related to transactions between the Company or any Target Corporation and any of their respective Affiliates; (xxv) the absence of any brokers having been retained by the Company in connection with the contemplated transactions;
(xxvi) the full and complete disclosure by the Company to Lyndon in connection with the contemplated transactions; (xxvii) the employees of the Target Corporations and their salaries and employment arrangements; (xxviii) the authorization, execution and delivery of the Stock Acquisition Agreement by the Company; and (xxviv) the Company's ownership of the capital stock of the Target Corporations.

     The representations and warranties by Lyndon to the Company include, among other things, representations of Lyndon as to: (a) the organization and good standing of Lyndon Life Insurance Company and Lyndon Insurance Group, Inc.; (b) the authorization, execution and delivery of the Stock Acquisition Agreement by Lyndon Life Insurance Company and Lyndon Insurance Group, Inc., and the validity and enforceability thereof against such corporations; (c) Lyndon's purchase of the Target Shares for the purpose of investment only; (d) the noncontravention of the execution, delivery and performance of the Stock Acquisition Agreement by Lyndon Life

Insurance Company and Lyndon Insurance Group, Inc. with their respective certificates of incorporation, by-laws, material contracts and agreements and with any material laws, judgments, orders or decrees; (e) the availability of funds sufficient to enable Lyndon to consummate the proposed sale; (f) required governmental or other consents, approvals or authorizations; (g) the absence of actions, proceedings or claims likely to materially affect Lyndon's ability to consummate the proposed sale; and (h) the absence of any brokerage, finder's or other fee or commission incurred by Lyndon.

     For additional information concerning representations and warranties, see "-- Survival of Representations and Warranties."

CONDUCT OF BUSINESS PRIOR TO CLOSING

     The Company has agreed that, during the period from the date of the Stock Acquisition Agreement until the Closing Date, the Company shall cause each of the Target Corporations to conduct its business in the ordinary course consistent with past practice and to: (i) maintain adequate insurance; (ii) preserve intact its business organization and employees; (iii) maintain satisfactory relationships with its independent agents, reinsurers and other persons with which it has a business relationship; (iv) maintain its books and records in its usual manner; (v) not make any change in its financial reporting or accounting and reserving practices or policies; and (vi) duly and timely file all filings, declarations, reports or returns required to be filed with all government authorities and promptly pay all taxes, assessments and governmental charges.

     The Company has further agreed that, during such period prior to Closing, none of the Target Corporations shall: (a) issue, sell or deliver, or agree to issue, sell or deliver, any shares of its capital stock or any options or other rights with respect thereto; (b) declare or pay any dividend (except for the Special Distribution); (c) purchase, redeem or otherwise acquire any shares of its capital stock; (d) make any change in any pension or employee benefit plan or modify any employment agreements or arrangements; (e) incur or guarantee any indebtedness for borrowed money; (f) make any capital expenditure or purchase or lease any property in excess of $50,000; (g) dispose of or pledge any assets or cancel any debts or claims except in the ordinary course of business; (h) enter into any acquisitions, mergers or consolidations; (i) alter the manner of keeping its books, accounts or records; (j) amend its articles of incorporation, regulations or by-laws (except as otherwise contemplated in the Stock Acquisition Agreement); (k) settle any claim, action, suit or proceeding (other than the payment of insured claims in the ordinary course of business) involving the payment or receipt by a Target Corporation of more than $25,000 individually, or $100,000 in the aggregate; (l) enter into any other transaction or agreement outside of the ordinary and usual course of business; or (m) agree or commit to do any of the foregoing.

     In addition, the Company has agreed to: (i) afford Lyndon full access to the offices, properties, books and records of the Company and each of the Target Corporations and to furnish to Lyndon such financial and operating data and other information relating to the Target Corporations as Lyndon may reasonably request; (ii) promptly notify Lyndon of all material proposed adjustments contained in any tax examination reports received by the Company;
(iii) promptly prepare, file and diligently pursue with the appropriate governmental agencies all documentation required to consummate the transactions contemplated by the Stock Acquisition Agreement; (iv) cause certain forms of non-piracy agreements attached to the Stock Acquisition Agreement to be distributed to all of the Target Corporations' employees for execution by such employees; (v) use its reasonable best efforts to cause all of the conditions to Lyndon's obligation to consummate the Transaction to be satisfied; (vi) terminate (or, at the Company's election, employ), at the Company's expense, any employees of the Target Corporations not designated by Lyndon prior to the Closing for continued employment by Lyndon or one of the Target Corporations following the Closing; and (viii) diligently work towards the completion of the Year 2000 work and other clean-up work on the Credit Life System prior to Closing and, thereafter, to continue such work until completion at the Company's expense.

NO "SHOPPING" COVENANT; BREAK-UP FEE

     Until the earlier of the Closing or the termination of the Stock Acquisition Agreement, the Company has agreed not to: (i) sell or arrange for the acquisition of any capital stock or any other security of, or the business or all or any substantial portion of, the assets of any of the Target Corporations; (ii) negotiate, solicit or encourage any proposals relating to the disposition of the business or assets of any of the Target Corporations, to the acquisition of securities of any of the Target Corporations, or to a merger or combination of any of the Target Corporations with any other Person; or
(iii) make available to any other Person any information concerning any of the Target Corporations for the purpose of disposing of all or any substantial portion of the assets of any of the Target Corporations or any securities thereof.

     Notwithstanding the foregoing, the Company may furnish information to, and participate in discussions or negotiations with, any third party who submits a good faith, unsolicited purchase offer to acquire the Target Corporations, if the Company's Board of Directors determines in good faith, after consulting with legal counsel, that such furnishing of information and participation in discussions are required in the exercise of the Board of Directors' fiduciary duties under applicable law. The Company will be entitled to execute a definitive agreement with such a third party relating to the acquisition proposal of such third party and to terminate the Stock Acquisition Agreement so long as the Company pays Lyndon a fee of $750,000.

COVENANTS OF LYNDON

     Lyndon has agreed to: (i) keep confidential all information provided by the Company and the Target Corporations to Lyndon and its agents; (ii) promptly prepare and file all documents to obtain state regulatory approvals and use all reasonable efforts to obtain such regulatory approvals as are necessary to consummate the transactions contemplated by the Stock Acquisition Agreement; and (iii) use its reasonable best efforts to cause all of the conditions to the Company's obligation to consummate the transaction to be satisfied.

EMPLOYEE BENEFIT PLANS

     The Company and Lyndon have each agreed to cooperate in causing such actions to be taken as of the Closing Date as would result in the Target Corporations to cease to be participating employers as of the Closing Date in the Company's and its ERISA Affiliate's Employee Benefit Plans in accordance with the requirements of ERISA. The Company and Lyndon have further agreed that, except for the Target Corporations' post-Closing Date contributions (and liabilities therefor) to such Employee Benefit Plans for the time periods preceding the Closing Date, none of the Target Corporations shall thereafter be responsible for making any contributions to, or have any other liability with respect to, such Employee Benefit Plans.

CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY
THE STOCK ACQUISITION AGREEMENT

     The obligation of Lyndon to consummate the transactions contemplated by the Stock Acquisition Agreement is subject to the satisfaction or waiver by Lyndon of certain conditions, including, without limitation, the following: (i) all representations and warranties of the Company shall be true and correct in all material respects as of the Closing Date; (ii) the Company shall have performed and complied with all of the covenants and agreements required to be performed or complied with by the Company; (iii) as of the Closing, there shall not be any pending or threatened suit, action, investigation, proceeding or court order relating to the contemplated transactions; (iv) all governmental authorities shall have consented to and approved the contemplated transactions to the extent required by law; (v) all documents delivered and action taken pursuant to the Stock Acquisition Agreement shall be reasonably satisfactory in form and substance to Lyndon and its counsel; (vi) the ALIC, Dublin and ANSC unaudited September 30, 1997 GAAP Financial Statements and the unaudited ALIC September 30, 1997 SAP Financial Statements shall have been delivered to Lyndon at least fifteen days prior to the Closing Date, and in no event later than November 30, 1997; (vii) the Company's Board of Directors and stockholders shall have approved the Agreements; (viii) all of the independent agents of the Target Corporations shall have agreed to maintain their relationships with such corporations following the Closing unless the Company notifies Lyndon of any indication otherwise; (ix) Lyndon shall be satisfied with the results of its due diligence review with respect to certain matters relating to Dublin and the assets being purchased pursuant to the Asset Purchase Agreement, and the unaudited September 30, 1997 GAAP Financial Statements of each of the Target Corporations shall indicate no material adverse change in the results of operations or financial condition of such companies taken as a whole from the June 30, 1997 unaudited financial statements previously provided to Lyndon; (x) the Company and the Target Corporations shall have conveyed to Lyndon all of their rights to the servicemarks "Costguard" and "Loanguard" and shall have granted to Lyndon a license to use the "Acceleration" name and logo in connection with their respective businesses; (xi) the Target Corporation's combined GAAP Equity shall be not less than $31.6 million at December 31, 1997; (xii) all intercompany service agreements and tax sharing agreements between any of the Target Corporations and the Company shall have been terminated; (xiii) the Lincoln National Life Insurance Company treaty for reinsurance policies with effective dates of December 31, 1995 and prior shall have been terminated; (xiv) the articles of incorporation and regulations of ALIC shall have been amended to eliminate the provisions requiring director share ownership and Ohio residential requirements; (xv) the Company shall have entered into a Systems Use Agreement with the Target Corporations pursuant to which the Target Corporations shall be entitled to utilize the IBM AS 400 system of the Company as the Target Corporations' mainframe computer and programming support; (xvi) the Lincoln National Life Insurance Company Reinsurance Agreement with ALIC dated January 1, 1996, reinsuring policies with effective dates of January 1, 1996 and thereafter, shall not have been terminated; (xvii) ALIC shall have entered into a lease for the premises located in Dublin, Ohio which it currently leases on terms comparable to its current lease for the remaining term of the current lease, in form and substance acceptable to Lyndon; (xviii) the Company shall have assumed the obligations of ALIC and ANSC to indemnify their respective officers; (xix) the Company shall have agreed to provide continued cooperation after Closing on any litigation matters relating to any of the Target Corporations; (xx) the waiting period applicable under the HSR Act shall have expired or been terminated; and (xxi) the transactions contemplated by the Asset Purchase Agreement shall have closed concurrently with the transactions contemplated by the Stock Acquisition Agreement. See "ASSET PURCHASE AGREEMENT."

     The obligation of the Company to consummate the transactions contemplated by the Stock Acquisition Agreement is subject to the satisfaction or waiver by Lyndon of certain conditions, including, without limitation, the following: (i) all representations and warranties of Lyndon shall be true and correct in all material respects as of the Closing Date; (ii) Lyndon shall have performed and complied with all of the covenants and agreements required to be performed or complied with by Lyndon; (iii) as of the Closing, there shall not be any pending or threatened suit, action, investigation, proceeding or court order relating to the contemplated transactions; (iv) all governmental authorities shall have consented to and approved the contemplated transactions to the extent required by law; (v) all documents delivered and action taken pursuant to the Stock Acquisition Agreement shall be reasonably satisfactory in form and substance to the Company and its counsel; (vi) the waiting period applicable under the HSR Act shall have expired or been terminated; and (vii) the transactions contemplated by the Asset Purchase Agreement shall have closed concurrently with the transactions contemplated by the Stock Acquisition Agreement. See "ASSET PURCHASE AGREEMENT."

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     In general, the representations and warranties contained in the Stock Acquisition Agreement shall survive the Closing until December 31, 1999. However, Lyndon shall be permitted to make claims against the Company with respect to Taxes until 60 days following the expiration of the applicable statute of limitations (See "-- Tax Matters") and to assert claims based on fraud, willful misrepresentation or with respect to certain representations and warranties set forth in the agreement relating to the capitalization of the Target Corporations and the Company's ownership of all of the Target Shares, free and clear of all Liens, within one year after Lyndon learns of such fraud, willful misrepresentation or breach.

COVENANT NOT TO COMPETE

     The Company has agreed for a period of three years from the Closing Date not to, and to cause each of its controlled affiliates not to, directly or indirectly: (i) engage in activities or businesses which are substantially in competition with the current business of the Target Corporations; or (ii) perform any action, activity or course of conduct which is substantially detrimental to the business or business reputation of the Target Corporations, including soliciting, recruiting or hiring any employees of any of the Target Corporations and soliciting or encouraging any employee of any of the Target Corporations to leave the employment of any of the Target Corporations.

INDEMNIFICATION

     The Company has agreed to indemnify and hold harmless Lyndon from and against all losses, liabilities, damages, obligations, costs and expenses ("Damages") in excess of $100,000 incurred by Lyndon relating to or arising out of the inaccuracy of any representation or warranty in the Stock Acquisition Agreement by the Company or the breach of any covenant by the Company. The Company will not be liable for any such indemnification unless the aggregate amount of all Damages exceeds $100,000 and then only to the extent of any such excess, except for indemnification against certain Damages with respect to certain Taxes and related matters for which the Company shall indemnify and hold harmless Lyndon and its affiliates (including the Target Corporations) from liability from the first dollar or any such Damages to the full amount thereof (except as reflected on the Combined Audited December 31, 1997 Balance Sheet). See "-- Tax Matters." The Company's and ANIC's liability to indemnify Lyndon and Lyndon Property under the Agreements is limited to a maximum amount of $8 million, except that there is no limitation on indemnification for (i) Taxes, (ii) breaches of certain representations and warranties relating to the capitalization of the Target Corporations and the Company's ownership of all of the Target Shares, free and clear of all Liens, and (iii) actual fraud by the Company or ANIC.

     Lyndon has agreed to indemnify and hold harmless the Company from and against any and all Damages incurred by the Company resulting from, relating to or arising out of the inaccuracy of any representation or warranty in the Stock Acquisition Agreement by Lyndon or the breach of any covenant contained therein by Lyndon. In addition, Lyndon has agreed to indemnify and hold harmless, and cause the Target Corporations to indemnify and hold harmless, the Company and its affiliates with respect to certain Taxes and related matters. See "-- Tax Matters." The liability of Lyndon to indemnify the Company under the Agreements is limited to a maximum amount of $8 million.

TAX MATTERS

     Lyndon has agreed to: (i) timely make an election under Section 338(g) of the Code (and any comparable election under state or local tax law) with respect to each of the Target Corporations; (ii) join with the Company in timely making an election under Section 338(h)(10) of the Code (and any comparable election under state or local tax law); and (iii) cooperate with the Company in the completion and timely filing of such elections. Not later than three months following the Closing Date, Lyndon shall prepare and deliver to the Company a Price Allocation Schedule allocating the modified ADSP (as such term is defined in Treasury Regulations Section 1.338(h)(10)-1) among the assets of the Target Corporations in accordance with Treasury Regulations promulgated under Section 338(h)(10). Any objection by the Company to the Price Allocation Schedule prepared by Lyndon shall be raised within 60 business days after receipt by the Company of the Price Allocation Schedule. If Lyndon and the Company are unable to resolve any differences within 60 days thereafter, such dispute shall be resolved by Ernst & Young LLP and KPMG Peat Marwick LLP. If such accounting firms are unable to resolve any differences within 30 days thereafter, such dispute shall be resolved by another national accounting firm selected by Ernst & Young LLP and KPMG Peat Marwick LLP which has not performed any services for or received any revenues from either of such parties or their respective affiliates within the prior two years. Lyndon and the Company shall each pay one-half of the costs, fees and expenses of said accounting firm.

     The Company has agreed to timely prepare and file with the appropriate authorities all tax returns of the Target Corporations that are required to be filed for the tax periods ending prior to the Closing Date, and the Company has agreed to pay all taxes due with respect to such tax returns. Lyndon has agreed to timely prepare and file all other tax returns of the Target Corporations that are required to be filed, and Lyndon will pay all taxes due with respect to such tax returns. All transfers, documentary, sales, use, registration and other such Taxes and related fees incurred in connection with the Stock Acquisition Agreement and the transactions contemplated thereby shall be paid by the Company. The Company and Lyndon will cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of applicable tax laws.

     The parties have agreed that for all financial purposes the Closing shall be deemed to occur on December 31, 1997, notwithstanding the actual Closing Date. See "-- Closing; Termination." Accordingly, any profit or loss incurred by the Target Corporations on or prior to December 31, 1997 shall remain for the account of the Company and any profit or loss incurred by the Target Corporations after such date shall be for the account of Lyndon. The parties have agreed to reimburse each other for the amount of any Taxes actually paid by the other party solely as a function of the timing difference of the deemed Closing Date of December 31, 1997 and the actual Closing Date for tax purposes.

     The Company has agreed to indemnify and hold harmless from liability Lyndon and its affiliates for all Damages (except as reflected on the Combined Audited December 31, 1997 Balance Sheet) incurred in connection with: (i) Taxes of the Target Corporations for the Pre-Closing Tax Period; (ii) Taxes of the Company or any other corporation which is or has been affiliated with the Company; (iii) Taxes resulting from the Section 338(g) and 338(h)(10) elections contemplated by Section 12.1 of the Stock Acquisition Agreement; (iv) Taxes with respect to any pre-closing period resulting from the Target Corporations' ceasing to be included in the consolidated Federal income tax return filed by the Company; (v) Taxes imposed on the Target Corporations on or prior to the Closing Date; and (vi) reasonable legal fees and expenses for any item attributable to any of the foregoing items. Notwithstanding the foregoing, the Company shall not be obligated to indemnify and hold harmless Lyndon and its affiliates from Taxes attributable to any action taken after the Closing by Lyndon or its affiliates (a "Lyndon Tax Act") or attributable to a breach by Lyndon of its obligations under the Stock Acquisition Agreement.

     Lyndon has agreed to indemnify and hold harmless, and to cause the Target Corporations to indemnify and hold harmless, the Company and its affiliates from: (a) all liability for taxes of the Target Corporations for the period prior to the Closing Date; (b) all liability for taxes attributable to a Lyndon Tax Act or to a breach by Lyndon of its obligations under the Stock Acquisition Agreement; and (c) all liability for reasonable legal fees and expenses attributable to any of the foregoing items.

AMENDMENT; WAIVER

     The Stock Acquisition Agreement may be amended at any time by written agreement of the parties and the conditions to the consummation of the contemplated transactions may be waived at any time by the party for whose benefit they were created.

EXPENSES; LIQUIDATED DAMAGES

     The Stock Acquisition Agreement provides that each of the parties shall pay its own expenses incident to the preparation and execution of the Stock Acquisition Agreement and the consummation of the transactions contemplated thereby. However, if the Closing does not occur as a result of an intentional material breach of a covenant of the Company which prevents satisfaction of a Closing condition, then the Company shall pay Lyndon the sum of $650,000 as liquidated damages.

                            ASSET PURCHASE AGREEMENT

     The descriptions in this Proxy Statement of the terms of the Asset Purchase Agreement are summaries only and are qualified in their entirety by reference to the Asset Purchase Agreement which is attached as Annex II to this Proxy Statement and is incorporated herein by reference. Terms which are not otherwise defined in this summary have the meanings set forth in the Asset Purchase Agreement.

PURCHASE PRICE AND ACQUIRED ASSETS

     Pursuant to the terms and conditions of the Asset Purchase Agreement, ANIC will sell to Lyndon Property, for an aggregate purchase price of $10.3 million payable in cash on the Closing Date, certain of the assets of ANIC which comprise all of its vehicle extended service contract (or "warranty") book of business (the "Acquired Assets"). The Acquired Assets will include: (i) all of ANIC's rights to and interest in the expirations and renewals on all insurance policies in force as of the Closing Date issued and insured by ANIC covering extended service contract warranties (subject to all of the related obligations) (the "Acquired Policies"); (ii) all expiration files, customer account records and underwriting, claims and processing manuals related to the Acquired Policies; (iii) all rights (subject to the related obligations), under the contracts and commitments related to the Acquired Assets; (iv) all rights to and interest in (subject to the related obligations with respect to) certain computer hardware and any software used in ANIC's operation of its warranty book of business; (v) certain furniture, fixtures and equipment; and (vi) copies of all policy forms, rate filings related to such policy forms, and all other regulatory filings related to the Acquired Policies.

REINSURANCE AGREEMENTS AND LIABILITIES ASSUMED

     Pursuant to the Asset Purchase Agreement, Lyndon Property and ANIC will enter into two reinsurance agreements pursuant to which ANIC will cede to Lyndon Property and Lyndon Property will assume and reinsure the Acquired Policies and all insurance policies issued after the Closing Date by Lyndon Property in the name of ANIC or on ANIC's forms. Except to the extent set forth in the Reinsurance Agreements, Lyndon Property will not be liable for any debt, obligations or liability of ANIC relating to the Acquired Assets.

CLOSING

     The Closing for the transactions contemplated by the Asset Purchase Agreement will take place effective as of December 31, 1997, as long as the Ohio Department of Insurance has approved the transactions contemplated by the Asset Purchase Agreement. The Closing shall occur concurrently with, and shall be conditional upon, the Closing of the transactions contemplated by the Stock Acquisition Agreement.

REPRESENTATIONS AND WARRANTIES

     The Asset Purchase Agreement includes representations of the Company and ANIC as to: (i) the organization and good standing of ANIC and its qualifications to do business as a foreign corporation; (ii) the authorization, execution and delivery of the Asset Purchase Agreement by the Company and ANIC;
(iii) the absence of any consents, orders, licenses, approvals, authorizations, exemptions, registrations, declarations or filings with any governmental authority or person which are required to be obtained or made in connection with the performance by the Company or ANIC of the Asset Purchase Agreement, except for the approval of the Ohio Department of Insurance; (iv) ANIC's title to the Acquired Assets; (v) the non-contravention of the consummation of the transactions contemplated by the agreement with the articles of incorporation, regulations, material contracts and agreements of ANIC and with any applicable laws, judgments, orders or decrees; (vi) the absence of any violations by ANIC of any applicable law, rule or regulation which could materially and adversely affect the Acquired Assets; (vii) the obtainment by ANIC and continuing validity of all Permits that are material or necessary with respect to ANIC's operations of any of the Acquired Assets; (viii) material litigation involving or affecting the Acquired

Assets; (ix) the employees of ANIC engaged in the operation of ANIC's warranty book of business and their compensation and employment arrangements; (x) the absence of any brokers having been retained by the Company or ANIC in connection with the transaction; (xi) the sufficiency of the Acquired Assets, together with the assets owned by the Target Corporations, for the conduct of ANIC's warranty book of business by Lyndon Property and the conduct of the Target Corporations' respective business; and (xii) the absence of any reason for the Company and ANIC to believe that the Acquired Policies will be terminated before their stated expiration dates, except in the ordinary course, or will not be renewed.

     The representations and warranties by Lyndon Property to the Company and ANIC include, among other things, representations of Lyndon Property as to: (a) its organization and good standing; (b) the authorization, execution and delivery of the Asset Purchase Agreement by Lyndon Property and the validity and enforceability thereof against Lyndon Property; (c) the noncontravention of the execution, delivery and performance of the Asset Purchase Agreement by Lyndon Property with its certificate of incorporation, by-laws and agreements.

ADDITIONAL AGREEMENTS OF THE COMPANY, ANIC AND LYNDON PROPERTY

     During the period from the date of the Asset Purchase Agreement until the Closing Date, ANIC has agreed to carry on its warranty insurance business in the usual, regular and ordinary course, and the Company has agreed to cause ANIC to maintain in force its current stop loss reinsurance program, at Lyndon Property's expense, after the Closing Date. In addition, ANIC has agreed to complete prior to May 1, 1998 the following work related to its Cost Guard Service Contract System: (i) the resolution of all "Year 2000" issues; (ii) system clean up; (iii) construction of a redesigned rate system module and a laser check system module; and (iv) an on-line claims update.

     ANIC has granted Lyndon Property the right and authority to utilize ANIC's forms and to place insurance policies in the name of ANIC in each of the states in which ANIC is currently licensed to do business for a maximum of eighteen months following the Closing Date ("New Business"). All such New Business written by Lyndon Property utilizing ANIC's forms or issued in ANIC's name shall be automatically reinsured by Lyndon Property under the Reinsurance Agreements, and Lyndon Property shall indemnify ANIC and hold ANIC harmless from and against all liability arising under such New Business. See "--- Reinsurance Agreements and Liabilities Assumed."

     After the Closing, ANIC has agreed to provide Lyndon Property with reasonable assistance in litigating claims arising under any Acquired Policies, subject to the payment by Lyndon Property to ANIC of reasonable compensation for any depositions or testimony given by ANIC personnel.

     In the event that the Internal Revenue Service ("IRS") takes the position that the Acquired Assets constitute a "trade or business" within the meaning of Code Section 1060 and requires Lyndon Property and the Company to prepare and file a Form 8594 with the IRS, Lyndon and the Company have agreed to cooperate in determining the allocation of the Purchase Price among the Acquired Assets.

COVENANT NOT TO COMPETE

     The Company and ANIC have agreed that, during the three year period following the Closing Date, they each will not, without the prior written consent of Lyndon Property, directly or indirectly, sell, underwrite, place or write warranty insurance policies or solicit, accept or place for itself and/or any other entity, any warranty insurance business from existing customers of ANIC.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     In general, the representations and warranties contained in the Asset Purchase Agreement shall survive the Closing for a period of two years. However, each party shall be permitted to make claims against the other party based on fraud or willful misrepresentation at any time within one year after the party learns of such fraud or willful misrepresentation. In addition, claims for indemnification under the agreement shall survive the second anniversary of the Closing Date if prior to such date the party seeking indemnification in good faith gives notice to the other party of the specific inaccuracy or breach giving rise to such claim for indemnification.

INDEMNIFICATION

     The Company and ANIC each have agreed to indemnify, defend and hold harmless Lyndon Property, its officers, directors, employees and agents from and against all losses, fines, civil penalties, judgments, claims, damages, liabilities or expenses (including reasonable attorneys' fees) of every kind in excess of $100,000 in the aggregate (including any such damages incurred by Lyndon under the Stock Acquisition Agreement) imposed upon, incurred or paid by Lyndon Property by reason of the breach by the Company and ANIC of any representation and warranty made by the Company and ANIC in the Asset Purchase Agreement or, except as otherwise provided in the Reinsurance Agreements, any losses under the Acquired Policies. The liability of the Company and ANIC to indemnify Lyndon under the Asset Purchase Agreement is subject to the same $8 million limitation set forth in the Stock Acquisition Agreement. See "STOCK ACQUISITION AGREEMENT -- Indemnification."

     Lyndon Property has agreed to indemnify, defend and hold harmless the Company and ANIC from and against all losses, fines, civil penalties, judgments, claims, damages, liabilities or expenses (including reasonable attorneys' fees) of every kind imposed upon, incurred or paid by the Company and ANIC by reason of (i) the breach by Lyndon Property of any representation and warranty made by it in the Asset Purchase Agreement or (ii) any claims made against ANIC relating to the Acquired Policies or the New Business other than for losses under the Acquired Policies (except as otherwise provided in the Reinsurance Agreements) or arising out of or relating in any way to the conduct of the warranty book of business being acquired by Lyndon Property on and after the Closing Date. The liability of Lyndon Property to indemnify the Company under the Agreements is limited to a maximum amount of $8 million.

     Claims for indemnification under the Asset Purchase Agreement must be asserted prior to the second anniversary of the Closing Date, except for claims by Lyndon Property related to the breach by the Company and ANIC of their representations and warranties concerning ANIC's title to the Acquired Assets. See "-- Survival of Representations and Warranties."

AMENDMENT; WAIVER

     The Asset Purchase Agreement may be amended at any time by written agreement of the parties and the conditions to the consummation of the contemplated transactions may be waived at any time by the party for whose benefit they were created.

EXPENSES

     The Asset Purchase Agreement provides that each of the parties shall pay its own expenses incident to the preparation and execution of the Asset Purchase Agreement and the consummation of the transactions contemplated thereby.

                         REGULATORY APPROVALS REQUIRED

     The Transaction is subject to the approval of the Ohio and Missouri Departments of Insurance and to the expiration of or termination of the applicable waiting period under the HSR Act. Certain aspects of the Transaction will require notifications to, and filings with, certain authorities in certain states in jurisdictions where ALIC currently operates.

OHIO DEPARTMENT OF INSURANCE

     As an Ohio chartered life insurance company, ALIC is subject to the provisions of the Ohio Revised Code. Section 3901.321 of the Ohio Revised Code provides that a person may acquire control of an Ohio insurance company only if the acquisition of control is submitted to and receives advance approval from the Ohio Superintendent of Insurance (the "Ohio Superintendent"). Section 3901.321(F)(1) provides that the Ohio Superintendent may disapprove any such acquisition of control, after a public hearing, for any of the following reasons: (i) after the change of control, the insurer would not be able to satisfy the requirements for the issuance of a license to write the line or lines of insurance for which it is presently licensed; (ii) the effect thereof would be substantially to lessen competition in insurance in Ohio or tend to create a monopoly therein; (iii) the financial condition of any acquiring party is such as might jeopardize the financial stability of the insurer, or prejudice the interests of its policyholders; (iv) the plans or proposals of the acquiring party to make changes in the insurer's business or corporate structure or management are unfair and unreasonable to policyholders of the insurer and not in the public interest; (v) the competence, experience and integrity of those persons who would control the operation of the insurer are such that it would not be in the interest of policyholders of the insurer and of the public to permit the acquisition of control; or (vi) the acquisition is likely to be hazardous or prejudicial to the insurance-buying public.

     Lyndon has submitted an application to the Ohio Superintendent seeking approval of the Transaction. The application is pending before the Ohio Superintendent. While the Company has no reason to believe that the Ohio Superintendent will not approve the Transaction, no assurances can be made with respect thereto.

MISSOURI DEPARTMENT OF INSURANCE

     As a Missouri chartered insurance company, Lyndon is subject to the provisions of the Revised Statutes of the State of Missouri. Section 375.355 of the Missouri Revised Statutes provides that a Missouri chartered insurance company may acquire control of another insurance company only if the acquisition of control is submitted to and receives advance approval from the Missouri Director of Insurance (the "Missouri Director") after notice thereof to the stockholders of the acquiring insurance company and a public hearing thereon. Section 375.355 provides that the Missouri Director may disapprove any such acquisition of control for any of the following reasons: (i) the interests of the policyholders of the company are not protected; (ii) a reasonable objection exists as to the acquisition; or (iii) the acquisition will tend to substantially lessen competition or create a monopoly.

     Lyndon has submitted an application to the Missouri Director seeking approval of the Transaction. The application is pending before the Missouri Director and it is anticipated that a hearing will be held prior to the Special Meeting. While the Company has no reason to believe that the Missouri Director will not approve the Transaction, no assurances can be made with respect thereto.

HSR ACT AND ANTITRUST

     Under the HSR Act and the rules promulgated thereunder by the Federal
Trade Commission (the "FTC"), the Transaction may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "DOJ") and the applicable waiting period has expired or been terminated. The Company and Frontier filed notification and report forms under the HSR Act with the FTC and the DOJ on October 31, 1997. The waiting period has not been terminated by the FTC and the DOJ and will expire on November 30, 1997. At any time before or after consummation of the Transaction, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Transaction. At any time before or after the Closing Date, and notwithstanding that the waiting period under the HSR Act has expired, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Transaction. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

     Based on information available to it, the Company believes that the Transaction can be effected in compliance with Federal and state antitrust laws. However, there can be no assurance that a challenge to the consummation of the Transaction on antitrust grounds will not be made or that, if such a challenge were made, the Company would prevail or would not be required to accept certain adverse conditions in order to consummate the Transaction. The expiration or termination of the HSR Act waiting period is a condition to the closing of the Transaction. See "STOCK ACQUISITION AGREEMENT -- Conditions to Consummation of the Transactions."

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

INTRODUCTION

     The following unaudited pro forma consolidated financial statements are based on the Company's Consolidated Financial Statements. The unaudited pro forma consolidated balance sheet is based on the June 30, 1997 unaudited consolidated balance sheet of the Company included in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1997 which accompanies this Proxy Statement and is incorporated herein by reference (the "Form 10-Q"), and assumes that the Transaction was consummated on June 30, 1997. The unaudited pro forma consolidated statement of income for the six months ended June 30, 1997 is based on the unaudited consolidated statement of income for the six months ended June 30, 1997, which is included in the Form 10-Q, and assumes that the Transaction was consummated on January 1, 1997. The unaudited pro forma consolidated statement of income for the year ended December 31, 1996 is based on the consolidated statement of income for the year ended December 31, 1996 included in the Company's Annual Report on Form 10-K which accompanies this Proxy Statement and is incorporated herein by reference (the "Form 10-K"), and assumes that the Transaction was consummated on January 1, 1996. The unaudited pro forma consolidated financial statements and related notes should be read in conjunction with the Company's Consolidated Financial Statements and the notes thereto included in the Form 10-K and Form 10-Q.

     The unaudited pro forma consolidated financial statements of the Company do not purport to represent what the consolidated financial position or results of operations of the Company would have been if the Transaction had in fact been consummated on such dates or at the beginning of such periods or to project the financial position or results of operations for any future date or period. The pro forma adjustments are based upon available information and upon certain assumptions that the Company's management believes are reasonable under the circumstances.

                ACCEL INTERNATIONAL CORPORATION AND SUBSIDIARIES

                PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEETS

                                 JUNE 30, 1997

ASSETS                                                                                              REF.
                                                                      AS REPORTED     ADJUSTMENTS    NO.     PRO FORMA
                                                                    -------------    ------------    ---   -------------
Investments:
  Investments Available For Sale
    Fixed Maturities                                               $  54,323,520    $  31,936,770     1.   $  22,386,750
    Equity Securities                                                  5,802,852        5,802,852     1.              --
    Short Term Investments                                            13,206,086       10,356,523     1.       2,849,563
    Other Invested Assets                                                313,769          313,769     1.              --
                                                                   -------------     -------------         -------------
                                                                      73,646,227       48,409,914             25,236,313

Cash                                                                     718,738      (18,911,893)    2.      19,630,631

Receivables:
  Premiums in Process of Transmittal,  Less Allowance                 13,424,068        2,003,021     1.      11,421,047

  Amounts Due from Reinsurers, Less Allowance                         18,980,351       11,627,423     1.       7,352,928
                                                                   -------------     -------------         -------------
                                                                      32,404,419       13,630,444             18,773,975

Accrued Investment Income                                                606,480          344,809     1.         261,671
Prepaid Reinsurance Premiums                                          18,672,720       11,701,144     1.       6,971,576
DEFERRED Policy Acquisition Costs                                     30,542,433       27,977,798     1.       2,564,635
Reinsurance Premium Deposits                                          31,110,618       31,110,618     1.              --
Furniture, Fixtures, & Equipment-Net                                     542,610          322,401     1.         220,209
Leasehold Improvements                                                   148,127           89,868     1.          58,259
Other Assets:
  Cost in Excess of Equity                                               662,755          662,755     3.              --
  Funds Held Under Reinsurance Treaties                                6,167,347        6,167,347     1.              --
  Other                                                                  882,367          573,197     1.         309,170
                                                                   -------------     -------------         -------------
                                                                       7,712,469        7,403,299                309,170
                                                                   -------------    -------------          -------------
                                                                   $ 196,104,841    $ 122,078,402          $  74,026,439
                                                                   =============    =============          =============

                ACCEL INTERNATIONAL CORPORATION AND SUBSIDIARIES

                                 JUNE 30, 1997



                                                                                                         REF.
                                                                     AS REPORTED        ADJUSTMENTS       NO.     PRO FORMA
                                                                   -------------       ------------       ---   -------------
Liabilities & Common Stockholders' Equity
Policy Reserves and Liabilities:
  Unearned Premium Reserves                                         $ 84,070,234       $ 70,686,449        1.    $13,383,785
  Insurance Claims                                                    24,926,889         14,140,236        1.     10,786,653
  Other                                                                    6,690              6,690        1.             --
                                                                    ------------       ------------              -----------

                                                                     109,003,813         84,833,375               24,170,438
Other Liabilities:
  Funds Held Under Reinsurance Agreements                              2,854,793          2,375,962        1.        478,831
  Deferred Reinsurance Commissions                                    14,046,926         12,598,883        1.      1,448,043
  Amounts Due Reinsurers                                              11,284,772          5,955,876        1.      5,328,896
  Notes Payable                                                       15,000,000         15,000,000        4.             --
  Commissions Payable                                                  5,353,228          2,737,449        1.      2,615,779
  Accounts Payable & Other Liabilities                                 1,781,532            942,305        1.        839,227
  Federal Income Taxes:
    Current                                                              283,022         (4,972,193)       5.      5,255,215
    Deferred                                                           4,231,834          4,231,834        5.             --
                                                                    ------------       ------------              -----------

                                                                      54,836,107         38,870,116               15,965,991
                                                                    ------------       ------------              -----------

                                                                     163,839,920        123,703,491               40,136,429
                                                                    ------------       ------------              -----------



Common Stockholders' Equity:
  Common Stock                                                           940,116                 --                  940,116
  Additional Paid-In Capital                                          32,507,719                 --               32,507,719
  Treasury Stock                                                      (6,599,581)                --               (6,599,581)
  Retained Earnings                                                    6,005,812         (1,121,384)       6.      7,127,196
  Net Unrealized Depreciation on
    Stock Available For Sale                                              (4,436)            (4,436)       1.             --
  Net Unrealized Depreciation on
    Investment Securities                                               (584,709)          (499,269)       1.        (85,440)
                                                                    ------------       ------------              -----------
                                                                      32,264,921         (1,625,089)              33,890,010
                                                                    ------------       ------------              -----------

                                                                    $196,104,841       $122,078,402              $74,026,439
                                                                    ============       ============              ===========

                ACCEL INTERNATIONAL CORPORATION AND SUBSIDIARIES

            PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                                 JUNE 30, 1997



                                                                                                       REF.
                                                                     AS REPORTED      ADJUSTMENTS       NO.       PRO FORMA
                                                                   -------------     ------------       ---     -------------
REVENUE
Gross Premiums Written                                               $32,545,013       $17,378,768      7.        $15,166,245
  Less Reinsurance Ceded                                              10,138,218         2,889,067      7.          7,249,151
                                                                     -----------       -----------                -----------
    Net Premiums Written                                              22,406,795        14,489,701                  7,917,094
  Decrease (Increase) in Unearned Premium
     Reserves                                                            751,517         3,732,781      7.         (2,981,264)
                                                                     -----------       -----------                -----------
    Premiums Earned                                                   23,158,312        18,222,482                  4,935,830

  Net Investment Income:
    Interest and Dividends                                             2,330,536         1,817,337      7.            513,199
    Realized Gains                                                        65,195            (1,978)     7.             67,173
  Service Fees on Extended Service Contracts                           1,516,628         1,516,628      7.                 --
  Other Income                                                           150,064            41,078      7.            108,986
                                                                     -----------       -----------                -----------
                                                                      27,220,735        21,595,547                  5,625,188
                                                                     -----------       -----------                -----------

BENEFITS AND EXPENSES:
  Policy Benefits                                                     12,242,043         8,507,505      7.          3,734,538
  Commissions and Selling Expenses                                    11,197,412         8,375,217                  2,822,195
  Reinsurance Expense Recovery                                        (2,881,773)       (1,761,795)     7.         (1,119,978)
  General and Administrative                                           3,814,356         2,148,029      7.          1,666,327
  Taxes, Licenses and Fees                                             1,089,971           656,519      7.            433,452
  Interest                                                               712,500           712,500      8.                 --
  Decrease (Increase) in Deferred Policy
    Acquisition Costs                                                    403,088         1,819,532      7.         (1,416,444)
                                                                     -----------       -----------                -----------
                                                                      26,577,597        20,457,507                  6,120,290
                                                                     -----------       -----------                -----------

    OPERATING INCOME (LOSS)
      BEFORE FEDERAL INCOME TAXES                                        643,138         1,138,040                   (494,902)

FEDERAL INCOME TAXES:
  Current                                                                486,000           486,000      9.                 --
  Deferred                                                              (446,000)         (446,000)     9.                 --
                                                                     -----------       -----------                -----------

                                                                          40,000            40,000                         --
                                                                     -----------       -----------                -----------


    OPERATING INCOME (LOSS)                                          $   603,138       $ 1,098,040                $  (494,902)
                                                                     ===========       ===========                ===========

   Operating Income Per Common Share                                 $      0.07                                  $     (0.06)
                                                                     ===========                                  ===========

   WEIGHTED AVERAGE NUMBER OF COMMON
      SHARES OUTSTANDING                                               8,603,742                                    8,603,742
                                                                     ===========                                  ===========

                ACCEL INTERNATIONAL CORPORATION AND SUBSIDIARIES

            PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                               DECEMBER 31, 1996



                                                                                                      REF.
                                                                     AS REPORTED      ADJUSTMENTS      NO.      PRO FORMA
                                                                   -------------     ------------      ---    -------------
REVENUE
Gross Premiums Written                                              $58,412,065       $41,158,310      7.      $17,253,755

  Less Reinsurance Ceded                                             12,860,141         4,747,887      7.        8,112,254
                                                                    -----------       -----------              -----------
    Net Premiums Written                                             45,551,924        36,410,423                9,141,501
Decrease (Increase) in Unearned Premium
  Reserves                                                              404,655         3,707,793      7.       (3,303,138)
                                                                    -----------       -----------              -----------
    Premiums Earned                                                  45,956,579        40,118,216                5,838,363

  Net Investment Income:
    Interest and Dividends                                            4,415,793         3,448,365      7.          967,428
    Realized Gains                                                      484,407           221,556      7.          262,851
  Service Fees on Extended Service Contracts                          2,450,031         2,450,031      7.               --
  Other Income                                                        4,512,932            61,774      7.        4,451,158
                                                                    -----------       -----------              -----------
                                                                     57,819,742        46,299,942               11,519,800
                                                                    -----------       -----------              -----------

BENEFITS AND EXPENSES:
  Policy Benefits                                                    24,338,323        18,939,966      7.        5,398,357
  Commissions and Selling Expenses                                   22,145,465        19,583,930      7.        2,561,535
  Reinsurance Expense Recovery                                       (2,670,023)       (1,297,734)     7.       (1,372,289)
  General and Administrative                                          7,485,727         4,673,124      7.        2,812,603
  Taxes, Licenses and Fees                                            1,879,911           967,181      7.          912,730
  Interest                                                            1,969,202         1,563,146      8.          406,056
  Decrease (Increase) in Deferred Policy
    Acquisition Costs                                                   893,319         1,725,359      7.         (832,040)
                                                                    -----------       -----------              -----------
                                                                     56,041,924        46,154,972                9,886,952
                                                                    -----------       -----------              -----------

    OPERATING INCOME BEFORE
      FEDERAL INCOME TAXES                                            1,777,818           144,970                1,632,848


FEDERAL INCOME TAXES:
  Current                                                               152,000           152,000      9.               --
  Deferred                                                             (346,412)         (346,412)     9.               --
                                                                    -----------       -----------              -----------
                                                                       (194,412)         (194,412)                      --
                                                                    -----------       -----------              -----------

    OPERATING  INCOME                                               $ 1,972,230       $   339,382              $ 1,632,848
                                                                    ===========       ===========              ===========

   Operating Income per Common Share                                $      0.34                                $      0.28
                                                                    ===========                                ===========

   WEIGHTED AVERAGE NUMBER OF COMMON
      SHARES OUTSTANDING                                              5,904,398                                  5,904,398
                                                                    ===========                                ===========

                ACCEL INTERNATIONAL CORPORATION AND SUBSIDIARIES

                PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL DATA

NOTE--PRO FORMA ADJUSTMENTS AND ADDITIONAL INFORMATION

BALANCE SHEET ADJUSTMENTS:  June 30, 1997

1. Reflects elimination of balance sheet amounts related to the Target Corporations and ANIC's vehicle extended service contract business being sold. In addition, accounts payable and other liabilities include accruals for expenses related to the Transaction.

2. Reflects proceeds to be received from the sale ($40.5 million) less repayment of the Company's outstanding notes payable and related interest, settlement of intercompany amounts, and the elimination of balance sheet amounts related to the Target Corporations and ANIC's vehicle extended service contract business being sold.

3.   Reflects elimination of the Company's cost in excess of equity for ALIC.

4. Reflects pay-off of notes payable which is required as a condition of the sale.

5. Reflects adjustment necessary at the statutory tax rate for the pro forma adjustments considering the net operating loss position of the Company after giving effect to the sale and for the elimination of deferred tax assets of the Company resulting from the sale.

6. Reflects proceeds to be received from the sale ($40.5 million) less the combined equity of the sold subsidiaries being $31.6 million, cost in excess of equity of $.66 million, related income taxes of $5.26 million, elimination of deferred tax assets of $1.0 million, and other pro forma adjustments directly related to the sale of the subsidiaries of $.86 million

INCOME STATEMENT ADJUSTMENTS:  December 31, 1996 and June 30, 1997

7. Reflects elimination of income statement amounts related to the Target Corporations and ANIC's vehicle extended service contract business being sold.

8. Reflects elimination of interest expense related to notes payable which are required to be paid off as a condition of the sale.

9. Reflects adjustment necessary at the statutory tax rate for the pro forma adjustments considering the net operating loss position of the Company after giving effect to the sale and for the elimination of deferred tax assets of the Company resulting from the sale.

COMMENTS: Although accounting rules related to Pro Forma Financials do not allow for the inclusion of anticipated investment income, the Company estimates that investment income of $852,000 and $454,000 would have been earned for the twelve months ended December 31, 1996 and the six months ended June 30, 1997, respectively, had the Transaction taken place on January 1, 1996. The estimated investment income calculation assumes the Company has approximately $13.1 million available for investment (with an estimated yield of 6.5%) after paying income taxes and expenses related to the Transaction.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of October 31, 1997 (except as otherwise noted) with respect to stockholders known to the Company to be the beneficial owners of more than five percent (5%) of the Company's Common Stock:



                                              Amount and
                                              Nature of
NAME AND ADDRESS OF                           Beneficial                     Percent
BENEFICIAL OWNER                              Ownership                      of Class
----------------                              ---------                      --------
David T. Chase                                3,672,148 (1)                  42.7%
D.T. Chase Enterprises, Inc.
One Commercial Plaza
Hartford, Connecticut 06103

Arnold L. Chase                               1,167,824 (2)                  13.6%
D.T. Chase Enterprises, Inc.
One Commercial Plaza
Hartford, Connecticut 06103

The Darland Trust                             1,167,824 (3)                  13.6%
P.O. Box 472
St. Peter's House, Le Bordage
Guernsey GYI 6AY
Channel Islands

Rhoda L. Chase                                2,000,000 (4)                  23.3%
c/o Chase Enterprises, Inc.
One Commercial Plaza
Hartford, Connecticut 06103

Insurance Holdings Limited                      670,000 (5)                   7.8%
Partnership
One Commercial Plaza
Hartford, Connecticut 06103

Sptizer Profit Sharing and                      712,250 (6)                   8.3%
Savings Plan
150 East Bridge Street
Elyria, Ohio 44035



------------------
(1) Includes 6,500 shares of Common Stock subject to immediately exercisable options. According to a Schedule 13D filed with the Commission, Mr. David
     T. Chase shares the power to dispose or to direct the disposition of 3,665,648 shares of Common Stock (the "Chase Family Shares") but does not have the sole or shared power to vote or direct the vote of any Chase Family Shares. Mr. Chase shares the power to dispose or direct the disposition of (i) 1,330,000 Chase Family Shares beneficially owned by Rhoda L. Chase, his wife, (ii) 1,167,824 Chase Family Shares beneficially owned by Arnold L. Chase, his son, and (iii) 1,167,824 Chase Family Shares beneficially owned by The Darland Trust (the "Trust"), a trust whose beneficiaries are Cheryl A. Chase, his daughter and her children.

(2) According to a Schedule 13D filed with the Commission, Mr. Arnold L. Chase shares the power to dispose or to direct the disposition of 1,167,824 Chase Family Shares with Mr. David T. Chase and has sole power to vote or direct the vote of such shares. Such shares are also included in the above table in Mr. David T. Chase's Chase Family Shares.

(3) According to a Schedule 13D filed with the Commission, the Trust shares the power to dispose or to direct the disposition of 1,167,824 Chase Family Shares with Mr. David T. Chase and has sole power to vote or direct the vote of such shares. Such shares are also included in the above table in Mr. David T. Chase's Chase Family Shares.

(4) According to a Schedule 13D filed with the Commission, Rhoda L. Chase has sole power to vote or to direct the vote of all such shares except to the extent that she may be deemed to have temporarily transferred beneficial ownership to Insurance Holdings Limited Partnership (the "Partnership") of 670,000 shares of Common Stock (the "Borrowed Shares," and, together with the Chase Family Shares, the "Chase Shares"). In the aggregate, the Chase Shares total 4,342,148 shares of Common Stock or approximately 50.4% of the outstanding shares of Common Stock. The general partner of the Partnership is Chase Insurance Corporation ("CIC"). David T. Chase is the President and a Director of CIC, Arnold L. Chase is an Executive Vice President and a Director of CIC and Cheryl A. Chase is an Executive Vice President and a Director of CIC. Mrs. Chase shares the power to dispose or to direct the disposition of 1,330,000 Chase Family Shares with Mr. David
     T. Chase and has sole power to dispose or direct the disposition of the Borrowed Shares except to the extent that Mrs. Chase may be deemed to have temporarily transferred to the Partnership the sole power to dispose of the Borrowed Shares. The 1,330,000 Chase Family Shares are also included in the above table in Mr. David T. Chase's Chase Family Shares. David T. Chase disclaims beneficial ownership of the Borrowed Shares.

(5) The Partnership may be deemed to beneficially own 670,000 Borrowed Shares which it has borrowed from Rhoda L. Chase pursuant to a loan agreement. The Borrowed Shares are included in Rhoda L. Chase's holdings in the above table but are not included in David T. Chase's holdings in the above table.

(6) Spitzer Profit Sharing and Savings Plan under agreement dated December 31, 1973, is an Employee Benefit Plan, Pension Fund subject to the provisions of the Employee Retirement Income Security Act of 1974.

BENEFICIAL OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of October 31, 1997, with respect to the beneficial ownership by each director, each named executive and by all of the directors and executive officers as a group of the Common Stock of the Company. Unless otherwise noted, the nature of beneficial ownership consists of sole voting and dispositive power.



                                                  AMOUNT OF                               PERCENT
NAME OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP (1)                OF CLASS
------------------------                          --------------------                    --------
Robert Betagole                                     115,491 (2)                            1.3%


David T. Chase                                    3,672,148 (3)                           42.7%


Douglas J. Coats                                     55,190                                *


Raymond H. Deck                                     241,287                                2.8%


Richard Desich                                       34,350                                *


Thomas H. Friedberg                                 265,158                                3.1%


Kermit G. Hicks                                      63,314 (4)                            *


Stephen M. Qua                                       38,358                                *


John P. Redding                                       ---                                 ---

All Directors and Executive Officers              4,572,429 (5)                           52.5%
as a group (15 persons)




(1) On October 31, 1997, there were 8,603,742 shares of the Company's Common Stock issued and outstanding. Except as noted, includes shares owned by spouse, minor children or certain other family members, or held as custodian or trustee for the benefit of spouse or children, or owned by corporations of which such person is an officer or principal stockholder, over which shares such directors have sole or shared voting or investment power. With respect to each non-employee Director, includes an aggregate of 27,500 shares which are subject to immediately exercisable options.

(2) Includes 20,092 shares as to which Mr. Betagole disclaims beneficial ownership.

(3) See the table under the caption "-- Beneficial Ownership of Certain Beneficial Owners" and the footnotes thereto which explanations also apply here.

(4) Includes 9,696 shares as to which Mr. Hicks claims beneficial ownership on an indirect basis.

(5) This amount includes 107,500 shares which are subject to immediately exercisable options and approximately 53,700 shares owned by officers in their Acceleration Retirement Savings and Stock Ownership Plan accounts as of June 30, 1997.

*    Less than 1% of outstanding Common Stock.


                              INDEPENDENT AUDITORS

     The consolidated financial statements and schedules of the Company and its subsidiaries included in the Company's Annual Report on Form 10-K as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 are incorporated by reference in this Proxy Statement. Such financial statements are incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, and upon the authority of said firm as an expert in accounting and auditing. Representatives of KPMG Peat Marwick LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they desire to do so and are also expected to be available to respond to appropriate shareholder questions.

                             STOCKHOLDER PROPOSALS

     Stockholders wishing to submit proposals for the Company's 1998 Proxy Statement may do so prior to December 22, 1997 by letter addressed to the Company in care of the Secretary.

                                                                         ANNEX I

                          STOCK ACQUISITION AGREEMENT

     STOCK ACQUISITION AGREEMENT (the "Agreement") made as of this 20th day of October, 1997 by and between Lyndon Life Insurance Company, a Missouri corporation and Lyndon Insurance Group, Inc., a Missouri corporation, each with offices at 645 Maryville Centre Drive, St. Louis, Missouri 63141 ( collectively "Lyndon"), and Accel International Corporation, a Delaware corporation ("Accel") with its executive offices at 12603 S.W. Freeway, Suite 315, P.O. Box 1949, Stafford, Texas 77497-1949.

                                R E C I T A L S

     WHEREAS, Accel is the owner of all of the issued and outstanding shares of capital stock of (i) Acceleration Life Insurance Company ("ALIC"), (ii) Dublin International Limited, ("Dublin"); and (iii) Acceleration National Service Corporation ("ANSC") (collectively, the "Target Corporations"); and

     WHEREAS, Lyndon is desirous of acquiring and Accel is desirous of selling all of the issued and outstanding shares of the capital stock of each of the Target Corporations (the "Target Shares") for a total purchase price of $30.2 million in cash;

     NOW, THEREFORE, Lyndon and Accel agree as follows:

                                   ARTICLE 1

                     PURCHASE AND SALE OF THE TARGET SHARES

     1.1 Purchase and Sale of the Target Shares. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants herein contained, on the date of closing specified in
Section 8.1 (the "Closing Date"), Accel hereby agrees to assign, transfer and deliver to Lyndon Life Insurance Company all of the Shares of ALIC and to assign, transfer and deliver to Lyndon Insurance Group, Inc., all of the shares of Dublin and of ANSC, more specifically set forth on Schedule 1.1 hereto, and, in exchange therefor, Lyndon hereby agrees to make a cash payment to Accel in accordance with the terms set forth in Section 1.2 hereto.

     1.2 Purchase Price. (a) At the Closing, Lyndon shall pay Accel the sum of $30.2 Million Dollars (the "Purchase Price") for the Target Shares by wire transfer of immediately available funds to a banking institution designated by Accel.

         (b) The parties hereto agree that the Purchase Price shall be allocated among the Target Shares of each Target Corporation as follows: (i) the amount of the Purchase Price allocated to the Dublin shares shall be equal to Dublin's total shareholders' equity as of December 31, 1997, as determined in accordance with GAAP; (ii) the amount of the Purchase Price allocated to the ANSC shares shall be equal to ANSC's total shareholders' equity as of December 31, 1997, as determined in accordance with GAAP; and (iii) the balance of the Purchase Price shall be allocated to the ALIC shares. The foregoing allocation of the Purchase Price among the Target Corporations' respective shares represents the parties' best estimate of the relative fair market values of the Target Corporations as of the Closing Date based upon the nature of their respective assets and businesses.

                                   ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF ACCEL

     Accel represents and warrants to Lyndon that:

     2.1 Organization and Authority.

         (a) ALIC is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted, is duly qualified and authorized to transact business as an insurance company in the State of Ohio, and is qualified as a foreign corporation in each jurisdiction where the failure to do so would have a material adverse effect on its business as now conducted.

         (b) Dublin is a corporation duly organized, validly existing and in good standing under the laws of the Turks and Caicos Islands, has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted and is qualified as a foreign corporation in each jurisdiction where the failure to do so would have a material adverse effect on its business as now conducted.

         (c) ANSC is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted and is qualified as a foreign corporation in each jurisdiction where the failure to do so would have a material adverse effect on its business as now conducted.

     2.2 Capitalization.

         (a) The authorized capital stock of ALIC consists of 500 shares, of which 400 are issued and outstanding (the "ALIC Shares"). The ALIC Shares have been duly authorized and are validly issued, fully paid and nonassessable constitute the only shares of ALIC outstanding, are owned by Accel, and there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements or commitments of any kind or character to purchase or otherwise to acquire from ALIC any shares of its capital stock or any other security, and no security or obligation of any kind convertible into the capital stock or other security of ALIC exists in favor of any Person.

         (b) The authorized capital stock of Dublin consists of 5,000 shares, of which 5,000 are issued and outstanding (the "Dublin Shares"). The Dublin Shares have been duly authorized, are validly issued, fully paid and nonassessable, constitute the only shares of Dublin outstanding, are owned by Accel and there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements or commitments of any kind or character to purchase or otherwise to acquire from Dublin any shares of its capital stock or any other security, and no security or obligation of any kind convertible into the capital stock or other security of Dublin exists in favor of any Person.

         (c) The authorized capital stock of ANSC consists of 500 shares, of which 5 are issued and outstanding (the "ANSC Shares"). The ANSC Shares have been duly authorized, are validly issued, fully paid and nonassessable, constitute the only shares of ANSC outstanding, are owned by Accel and there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements or commitments of any kind or character to purchase or otherwise to acquire from ANSC any shares of its capital stock or any other security, and no security or obligation of any kind convertible into the capital stock or other security of ANSC exists in favor of any Person.

     2.3 No Subsidiaries.

         (a) ALIC has no subsidiaries.

         (b) Dublin has no subsidiaries.

         (c) ANSC has no subsidiaries.

     2.4 Articles of Incorporation, By-Laws, Corporate Records and Committees.

         (a) The copies of the Articles of Incorporation and Code of Regulations of ALIC attached as Schedule 2.4(a) are correct and complete. The stock transfer, minute books and corporate records of ALIC which have been made available to Lyndon are correct and complete and constitute the only written records and minutes of the meetings, proceedings, and other actions of the shareholders and the Board of Directors of ALIC from the date of its organization to the date hereof.

         (b) The copies of the Articles of Incorporation and By-Laws of Dublin attached as Schedule 2.4(b) are correct and complete. The stock transfer, minute books and corporate records of Dublin which have been made available to Lyndon are correct and complete and constitute the only written records and minutes of the meetings, proceedings, and other actions of the shareholders and the Board of Directors of Dublin from the date of its organization to the date hereof.

         (c) The copies of the Articles of Incorporation and Code of Regulations of ANSC attached as Schedule 2.4(c) are correct and complete. The stock transfer, minute books and corporate records of ANSC which have been made available to Lyndon are correct and complete and constitute the only written records and minutes of the meetings, proceedings, and other actions of the shareholders and the Board of Directors of ANSC from the date of its organization to the date hereof.

     2.5 Governmental Authorizations and Other Consents.

         (a) Except as set forth on Schedule 2.5(a), no consent, order, license, approval or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency, and no consent or approval of any other Person, is required to be obtained or made in connection with the performance by Accel of this Agreement or the consummation of the transactions relating to ALIC contemplated to be performed by them hereunder.

         (b) Except as set forth on Schedule 2.5(b), no consent, order, license, approval or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency, and no consent or approval of any other Person, is required to be obtained or made in connection with the performance by Accel of this Agreement or the consummation of the transactions relating to Dublin contemplated to be performed by them hereunder.

         (c) Except as set forth on Schedule 2.5(c), no consent, order, license, approval or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency, and no consent or approval of any other Person, is required to be obtained or made in connection with the performance by Accel of this Agreement or the consummation of the transactions relating to ANSC contemplated to be performed by them hereunder.

     2.6 Non-Contravention. Except as set forth on Schedule 2.6, the performance of this Agreement will not (i) violate any provision of the Articles of Incorporation, Code of Regulations or By-Laws of any of the Target Corporations; (ii) violate, conflict with or result in the breach or termination of, or constitute an amendment to, or otherwise give any Person the right to terminate, or constitute (or with notice or lapse of time or both would constitute) a default (by way of substitution, novation or otherwise) under the terms of, any material contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation to which any of the Target Corporations is a party or by which any of the Target Corporations or any of their respective assets or properties are bound or affected; (iii) result in the creation of any lien, mortgage, claim, charge, security interest, encumbrance, restriction or limitation (collectively, "Liens") upon any material properties or assets of any of the Target Corporations pursuant to the terms of any contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation;
(iv) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body ("Governmental Order") against, or binding upon, any of the Target Corporations or any of their securities, properties, assets or business; (v) constitute a violation by any of the Target Corporations of any material statute, law, rule or regulation of any jurisdiction as such statute, law, rule or regulation relates to any of the Target Corporations or to any of its securities, properties, assets or business; or (vi) violate any Permit (as defined in Section 2.13(a).

     2.7 Financial Statements.

         (a) ALIC Financial Statements.

            (i) ALIC GAAP Financial Statements. The unaudited balance sheet of ALIC as at September 30, 1997 (the "ALIC September 30, 1997 GAAP Balance Sheet") and the related unaudited statement of income for the nine months then ended (together with the ALIC September 30, 1997 GAAP Balance Sheet, the "ALIC September 30, 1997 GAAP Financial Statements"), to be delivered to Lyndon, will be prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied and will be true and correct in all material respects and present fairly the financial condition and the results of operations of ALIC as at the respective dates and for the respective periods covered thereby and shall show no material adverse change from the ALIC June 30, 1997 GAAP Financial Statements previously delivered to Lyndon.

            (ii) ALIC Statutory Financial Statements. Prior to the Closing, there will be delivered to Lyndon (i) the unaudited statutory balance sheets of ALIC as at September 30, 1997 (the "ALIC September 30, 1997 Statutory Balance Sheet") and the related unaudited statement of income for the nine months then ended (together with the ALIC September 30, 1997 Statutory Balance Sheets, the "ALIC September 30, 1997 Statutory Financial Statements") prepared in accordance with statutory accounting principles ("SAP") and consistently applied in conformity with the audited statutory financial statements, certified as correct in all material respects by ALIC's chief financial officer and (ii) the audited SAP balance sheets of ALIC as at December 31, 1994, December 31, 1995 and December 31, 1996 and the related audited SAP statements of income, changes in capital and surplus and cash flows for each of the years then ended (the "ALIC Audited Statutory Financial Statements"), which statutory financial statements are true and correct in all materials respects and present fairly the admitted assets, liabilities, loss and loss adjustment reserves, capital and surplus, and cash flows of ALIC as at the respective dates and for the respective periods covered thereby in conformity with SAP consistently applied and shall show no material adverse change from the ALIC June 30, 1997 SAP Financial Statements previously delivered to Lyndon.

         (b) Dublin GAAP Financial Statements. The unaudited balance sheet of Dublin as at September 30, 1997 (the "Dublin September 30, 1997 GAAP Balance Sheets") and the related unaudited statement of income for the nine months then ended (together with the Dublin September 30, 1997 GAAP Balance Sheet, the Dublin September 30, 1997 GAAP Financial Statements") to be delivered to Lyndon, will be prepared in accordance with GAAP consistently applied and will be true and correct in all material respects and present fairly the financial condition and the results of operations of Dublin as at the respective dates and for the respective periods covered thereby and shall show no material adverse change from the Dublin June 30, 1997 GAAP Financial Statements previously delivered to Lyndon.

         (c) ANSC GAAP Financial Statements. The unaudited balance sheets of ANSC as at September 30, 1997 (the "ANSC September 30, 1997 GAAP Balance Sheets") and the related unaudited statement of income for the nine months then ended (together with the ANSC September 30, 1997 GAAP Balance Sheet, the "ANSC September 30, 1997 GAAP Financial Statements") to be delivered to Lyndon, will be prepared in accordance with GAAP consistently applied and will be true and correct in all material respects and present fairly the financial condition and the results of operations of ANSC as at the respective dates and for the respective periods covered thereby and shall show no material adverse change from the ANSC June 30, 1997 GAAP Financial Statements previously delivered to Lyndon.

         (d) Combined Audited GAAP Financial Statements. The combined audited balance sheet of ALIC, Dublin and ANSC as at December 31, 1997 (the "Combined Audited December 31, 1997 GAAP Balance Sheet") and the related audited statement of income for the year then ended (together with the Combined Audited December 31, 1997 GAAP Balance Sheet, the "Combined Audited GAAP Financial Statements"), to be audited by KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified opinion shall be attached thereto, to be delivered to Lyndon by March 16, 1998, will be prepared in accordance with GAAP consistently applied and will be true and correct in all material respects and present fairly the financial condition and the results of operations of the combination of ALIC, Dublin and ANSC as at the respective dates and for the respective periods covered thereby and shall show no material adverse change from the unaudited September 30, 1997 Financial Statements of the Target Corporations taken as a whole.

     2.8 Tangible Property.

     Except for accounts payable, general ledger, fixed asset accounting, investment accounting and annual statement preparation software, there are no significant assets which the Target Corporations use in their businesses (as heretofore conducted) which are not either (i) owned by, or leased or licensed to, one of Target Corporations and are being conveyed to Lyndon pursuant to this Agreement; or (ii) owned by, or leased or licensed to, Acceleration National Insurance Company ("ANIC") and are being conveyed to Lyndon Property Insurance Company pursuant to the Asset Purchase Agreement between Lyndon

Property Insurance Company, Accel and ANIC of even date herewith in connection with the sale of ANIC's warranty book of business (the "Asset Purchase Agreement").

         (a) ALIC has good and marketable title to all of the assets reflected on its books and records and on the ALIC September 30, 1997 Statutory Balance Sheet and on the ALIC September 30, 1997 GAAP Balance Sheet, free and clear of all Liens, except for those assets leased by ALIC under leases listed on
Schedule 2.8(a). All furniture, fixtures and equipment owned or used by ALIC (the "ALIC Fixed Assets") will be in substantially the same condition on the Closing Date as existed on the date of this Agreement, reasonable wear and tear excepted. SUCH REPRESENTATION IS ACCEL'S SOLE WARRANTY WITH RESPECT TO THE ALIC FIXED ASSETS AND THE ALIC FIXED ASSETS ARE SOLD AS IS, WHERE IS, WITH ALL FAULTS AND WITH NO WARRANTIES, EXCEPT THOSE EXPRESSLY STATED HEREIN, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH IMPLIED WARRANTIES ARE EXPRESSLY EXCLUDED.

         (b) Dublin has good and marketable title to all of the assets reflected on its books and records and on the Dublin September 30, 1997 GAAP Balance Sheet, free and clear of all Liens, except for those assets leased by Dublin under leases listed on Schedule 2.8(b). All furniture, fixtures and equipment owned or used by Dublin (the "Dublin Fixed Assets") will be in substantially the same condition on the Closing Date as existed on the date of this Agreement, reasonable wear and tear excepted. SUCH REPRESENTATION IS ACCEL'S SOLE WARRANTY WITH RESPECT TO THE DUBLIN FIXED ASSETS AND THE DUBLIN FIXED ASSETS ARE SOLD AS IS, WHERE IS, WITH ALL FAULTS AND WITH NO WARRANTIES, EXCEPT THOSE EXPRESSLY STATED HEREIN, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH IMPLIED WARRANTIES ARE EXPRESSLY EXCLUDED.

         (c) ANSC has good and marketable title to all of the assets reflected on its books and records and on the ANSC September 30, 1997 GAAP Balance Sheet, free and clear of all Liens, except for those assets leased by ANSC under leases listed on Schedule 2.8(c). All furniture, fixtures and equipment owned or used by ANSC (the "ANSC Fixed Assets") will be in substantially the same condition on the Closing Date as existed on the date of this Agreement, reasonable wear and tear excepted. SUCH REPRESENTATION IS ACCEL'S SOLE WARRANTY WITH RESPECT TO THE ANSC FIXED ASSETS AND THE ANSC FIXED ASSETS ARE SOLD AS IS, WHERE IS, WITH ALL FAULTS AND WITH NO WARRANTIES, EXCEPT THOSE EXPRESSLY STATED HEREIN, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH IMPLIED WARRANTIES ARE EXPRESSLY EXCLUDED.

     2.9 Real Property and Leases.

         (a) Schedule 2.9(a) sets forth a true and correct list of all leases, subleases or other agreements under which ALIC is lessee or lessor of any real property or has any interest in real property and, except as set forth in
Schedule 2.9(a), there are no rights or options held by ALIC, or any contractual obligations on its part, to purchase or otherwise acquire (including by way of lease or sublease) any interest in or use of any real property, nor any rights or options granted by ALIC, or any contractual obligations entered into by it, to sell or otherwise dispose of (including by way of lease or sublease) any interest in or use of any real property. All such leases, subleases and other agreements are in full force and effect and constitute legal, valid and binding obligations of the respective parties thereto, with no existing or claimed default or event of default, or event which with notice or lapse of time or both would constitute a default or event of default, by ALIC or, to the knowledge of the Accel, by any other party thereto, which would materially and adversely affect ALIC, and grant the leasehold estates or other interests they purport to grant with the right to quiet possession. ALIC is not in material violation of any building, zoning, health, safety, environmental or other law, rule or regulation and no notice from any Person has been served upon ALIC claiming any such violation.

         (b) Schedule 2.9(b) sets forth a true and correct list of all leases, subleases or other agreements under which Dublin is lessee or lessor of any real property or has any interest in real property and, except as set forth in
Schedule 2.9(b), there are no rights or options held by Dublin, or any contractual obligations on its part, to purchase or otherwise acquire (including by way of lease or sublease) any interest in or use of any real property, nor any rights or options granted by Dublin, or any contractual obligations entered into by it, to sell or otherwise dispose of (including by way of lease or sublease) any interest in or use of any real property. All such leases, subleases and other agreements are in full force and effect and constitute legal, valid and binding obligations of the respective parties thereto, with no existing or claimed default or event of default, or event which with notice or lapse of time or both would constitute a default or event of default, by Dublin or, to the knowledge of the Accel, by any other party thereto, which would materially and adversely affect Dublin, and grant the leasehold estates or other interests they purport to grant with the right to quiet possession. Dublin is not in material violation of any building, zoning, health, safety, environmental or other law, rule or regulation and no notice from any Person has been served upon Dublin claiming any such violation.

         (c) Schedule 2.9(c) sets forth a true and correct list of all leases, subleases or other agreements under which ANSC is lessee or lessor of any real property or has any interest in real property and, except as set forth in
Schedule 2.9(c), there are no rights or options held by ANSC, or any contractual obligations on its part, to purchase or otherwise acquire (including by way of lease or sublease) any interest in or use of any real property, nor any rights or options granted by ANSC, or any contractual obligations entered into by it, to sell or otherwise dispose of (including by way of lease or sublease) any interest in or use of any real property. All such leases, subleases and other agreements are in full force and effect and constitute legal, valid and binding obligations of the respective parties thereto, with no existing or claimed default or event of default, or event which with notice or lapse of time or both would constitute a default or event of default, by ANSC or, to the knowledge of the Accel, by any other party thereto, which would materially and adversely affect ANSC, and grant the leasehold estates or other interests they purport to grant with the right to quiet possession. ANSC is not in material violation of any building, zoning, health, safety, environmental or other law, rule or regulation and no notice from any Person has been served upon ANSC claiming any such violation.

     2.10 Intellectual Property.

         (a) Schedule 2.10(a) sets forth all material trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) used by ALIC in connection with its business. Except as set forth in Schedule 2.10(a), ALIC owns, or has the irrevocable right to use, all trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) used in or necessary for the conduct of ALIC's existing business as heretofore indicated, and the consummation of the transactions contemplated hereby will not alter or impair any such rights. Except as provided in Schedule 2.10(a), (i) no claims are pending or, to Accel's knowledge, overtly threatened in writing by any person respecting the use by ALIC of any such property rights (or applications therefore) or challenging or questioning the validity or effectiveness of any license or agreement relating to the same, (ii) to Accel's knowledge, there is no valid basis for any such claim and (iii) to Accel's knowledge, use of such trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) does not infringe on the rights of any Person.

         (b) Schedule 2.10(b) sets forth all material trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) used by Dublin in connection with its business. Except as set forth in Schedule 2.10(b), Dublin owns, or has the irrevocable right to use, all trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) used in or necessary for the conduct of Dublin's existing business as heretofore indicated, and the consummation of the transactions contemplated hereby will not alter or impair any such rights. Except as provided in Schedule 2.10(b), (i) no claims are pending or, to Accel's knowledge, overtly threatened in writing by any person respecting the use by Dublin of any such property rights (or applications therefore) or challenging or questioning the validity or effectiveness of any license or agreement relating to the same, (ii) to Accel's knowledge, there is no valid basis for any such claim and (iii) to Accel's knowledge, use of such trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) does not infringe on the rights of any Person.

         (c) Schedule 2.10(c) sets forth all material trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) used by ANSC in connection with its business.

Except as set forth in Schedule 2.10(c), ANSC owns, or has the irrevocable right to use, all trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) used in or necessary for the conduct of ANSC's existing business as heretofore indicated, and the consummation of the transactions contemplated hereby will not alter or impair any such rights. Except as provided in Schedule 2.10(a), (i) no claims are pending or, to Accel's knowledge, overtly threatened in writing by any person respecting the use by ANSC of any such property rights (or applications therefore) or challenging or questioning the validity or effectiveness of any license or agreement relating to the same, (ii) to Accel's knowledge, there is no valid basis for any such claim and (iii) to Accel's knowledge, use of such trademarks, trade names, trade secrets, patents, inventions, processes, copyrights, copyright rights or other intellectual property rights (or applications therefor) does not infringe on the rights of any Person.

     2.11 Tax Matters.

         (a) ALIC has timely filed all federal, state, county and local tax returns, estimates and reports (collectively, "Returns") required to be filed by it through the date hereof, copies of which have been delivered to Lyndon, which Returns accurately reflect the taxes due for the periods indicated, and ALIC has paid in full all income, gross receipts, value added, excise, property, franchise, sales, use, employment, payroll and other taxes of any kind whatsoever (collectively, "Taxes") shown to be due by such Returns, and has accrued in accordance with GAAP liabilities for Taxes accrued through September 30, 1997 which are reflected on its September 30, 1997 GAAP Balance Sheet. Accel has no knowledge of any unassessed deficiency for Taxes proposed or threatened against ALIC, and no taxing authority has raised any issue with respect to ALIC which, if adversely determined, would result in a liability for any Tax which has not been reserved against on its September 30, 1997 GAAP Balance Sheet. No extensions with respect to the dates on which any Return was or is due to be filed by ALIC nor any waivers or agreements by ALIC for the extension of time for the assessment or payment of any Taxes are in force. Except as set forth in Schedule 2.11, ALIC has not been during the last six years for which tax returns have been filed, and currently is not being, audited by any federal, state or local tax authority. ALIC life insurance policies, if any, qualify as life insurance policy products under applicable tax law.

         (b) Dublin has timely filed all Returns required to be filed by it through the date hereof, copies of which have been delivered to Lyndon, which Returns accurately reflect the taxes due for the periods indicated, and Dublin has paid in full all Taxes shown to be due by such Returns, and has accrued in accordance with GAAP liabilities for Taxes accrued through September 30, 1997 which are reflected on its September 30, 1997 GAAP Balance Sheet. Accel has no knowledge of any unassessed deficiency for Taxes proposed or threatened against Dublin, and no taxing authority has raised any issue with respect to Dublin which, if adversely determined, would result in a liability for any Tax which has not been reserved against on its September 30, 1997 GAAP Balance Sheet. No extensions with respect to the dates on which any Return was or is due to be filed by Dublin nor any waivers or agreements by Dublin for the extension of time for the assessment or payment of any Taxes are in force. Except as set forth in Schedule 2.11, Dublin has not been during the last six years for which tax returns have been filed, and currently is not being, audited by any federal, state or local tax authority.

         (c) ANSC has timely filed all Returns required to be filed by it through the date hereof, copies of which have been delivered to Lyndon, which Returns accurately reflect the taxes due for the periods indicated, and ANSC has paid in full all Taxes shown to be due by such Returns, and has accrued in accordance with GAAP liabilities for Taxes accrued through September 30, 1997 which are reflected on its September 30, 1997 GAAP Balance Sheet. Accel has no knowledge of any unassessed deficiency for Taxes proposed or threatened against ANSC, and no taxing authority has raised any issue with respect to ANSC which, if adversely determined, would result in a liability for any Tax which has not been reserved against on its September 30, 1997 GAAP Balance Sheet. No extensions with respect to the dates on which any Return was or is due to be filed by ANSC nor any waivers or agreements by ANSC for the extension of time for the assessment or payment of any Taxes are in force. Except as set forth in
Schedule 2.11, ANSC has not been during the last six years for which tax returns have been filed, and currently is not being, audited by any federal, state or local tax authority.

     2.12 Compliance with Laws. Except as set forth on Schedule 2.12, to Accel's knowledge, none of the Target Corporations are in violation of any applicable law, rule or regulation, the violation of which could materially and adversely affect its assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects, nor does Accel know of the enactment, promulgation or adoption of any such law, rule or regulation which is not yet effective.

     2.13 Permits and Licenses.

         (a) Except as set forth on Schedule 2.13(a), ALIC (including, without limitation, its employees) has duly obtained and holds in full force and effect all consents, authorizations, permits, licenses, orders or approvals of, and has made all declarations and filings with, all federal, state or local governmental or regulatory bodies that are material or necessary in the conduct of its business (collectively, the "Permits"); all the Permits were duly obtained and are in full force and effect; no violations are or have been recorded in respect of any such Permit and, to Accel's knowledge, no proceeding is pending or threatened to revoke, deny or limit any such Permit.

         (b) Except as set forth on Schedule 2.13(b), Dublin (including, without limitation, its employees) has duly obtained and holds in full force and effect all the necessary Permits; all the Permits were duly obtained and are in full force and effect; no violations are or have been recorded in respect of any such Permit and, to Accel's knowledge, no proceeding is pending or threatened to revoke, deny or limit any such Permit.

         (c) Except as set forth on Schedule 2.13(c), ANSC (including, without limitation, its employees) has duly obtained and holds in full force and effect necessary Permits; all the Permits were duly obtained and are in full force and effect; no violations are or have been recorded in respect of any such Permit and, to Accel's knowledge, no proceeding is pending or threatened to revoke, deny or limit any such Permit.

     2.14 Contracts and Agreements.

         (a) Schedule 2.14(a) lists and briefly describes all written or oral contracts, agreements, leases, mortgages and commitments to which ALIC is a party or by which it may be bound involving in excess of $25,000 (other than insurance policies issued by ALIC), including, without limitation, all reinsurance agreements, insurance underwriting agreements, agency agreements, brokerage agreements, management agreements, joint venture agreements, leases, guarantees and indemnifications, employment and consulting agreements and instruments of indebtedness (individually, an "ALIC Contract" and, collectively, the "ALIC Contracts"), true and correct copies of which have been made available to Lyndon. All ALIC Contracts constitute legal, valid and binding obligations of ALIC and, to the knowledge of Accel, of the other parties thereto, and are in full force and effect on the date hereof, and ALIC has paid in full all amounts due thereunder which are due and payable and is not in default under any such ALIC Contract nor, to the knowledge of Accel, is any other party to any such ALIC Contract in default thereunder, nor, to the knowledge of Accel, does any condition exist that with notice or lapse of time or both would constitute a default or event of default thereunder by ALIC or, to the knowledge of Accel, by any other Person. Except as set forth in Schedule 2.5(a), no ALIC Contract requires the consent or approval of a third party in connection with the performance by ALIC of this Agreement or the transactions contemplated to be performed by it hereunder.

         (b) Schedule 2.14(b) lists and briefly describes all written or oral contracts, agreements, leases, mortgages and commitments to which Dublin is a party or by which it may be bound involving in excess of $25,000 (other than insurance policies issued by Dublin) including without limitation, reinsurance agreements, insurance underwriting agreements, agency agreements, brokerage agreements, management agreements, joint venture agreements, leases, guarantees and indemnifications, employment and consulting agreements and instruments of indebtedness (individually, a "Dublin Contract" and, collectively, "Dublin Contracts"), true and correct copies of which have been made available to Lyndon. All Dublin Contracts constitute legal, valid and binding obligations of Dublin and, to the knowledge of Accel, of the other parties thereto, and are in full force and effect on the date hereof, and Dublin has paid in full all amounts due thereunder which are due and payable and is not in default under any such Dublin Contract nor, to the knowledge of Accel, is any other party to any such Dublin Contract in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default or event of default thereunder by Dublin or, to the knowledge of Accel, by any other Person. Except as set forth in Schedule 2.5(b), no Dublin Contract requires the consent or approval of a third party in connection with the performance by Dublin of this Agreement or the transactions contemplated to be performed by it hereunder.

         (c) Schedule 2.14(c) lists and briefly describes all written or oral contracts, agreements, leases, mortgages and commitments, to which ANSC is a party or by which it may be bound involving in excess of $25,000, including, without limitation, all insurance underwriting agreements, agency agreements, brokerage agreements, management agreements, joint venture agreements, leases, guarantees and indemnifications, employment and consulting agreements and instruments of indebtedness (individually, an "ANSC Contract" and, collectively, "ANSC Contracts"), true and correct copies of which have been made available to Lyndon. All ANSC Contracts constitute legal, valid and binding obligations of ANSC and, to the best knowledge of Accel, of the other parties thereto, and are in full force and effect on the date hereof, and ANSC has paid in full all amounts due thereunder which are due and payable and is not in default under any such ANSC Contract nor, to the knowledge of Accel, is any other party to any such ANSC Contract in default thereunder, nor, to the knowledge of Accel, does any condition exist that with notice or lapse of time or both would constitute a default or event of default thereunder by ANSC or, to the knowledge of Accel, by any other Person. Except as set forth in Schedule 2.5(c), no ANSC Contract requires the consent or approval of a third party in connection with the performance by ANSC of this Agreement or the transactions contemplated to be performed by it hereunder.

     2.15 Employee Benefits.

         (a) (i) Except as set forth on Schedule 2.15(a), ALIC has no, and during the previous five fiscal years has had no pension, retirement, savings, disability, medical, dental or other health plans, retiree medical plans, life insurance (including any individual life insurance policy as to which ALIC makes premium payments whether or not ALIC is the owner, beneficiary or both of such policy) or other death benefit plans, profit sharing, deferred compensation, stock option, bonus or other incentive plans, vacation benefit plans, severance plans, or other employee benefit plans or arrangements (whether written or arising from custom), and ALIC has no employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any employee welfare benefit plan as defined in Section 3(1) of ERISA, or any Multiemployer Plan as defined in Section 3(37) of ERISA.

            (ii) ALIC has in all material respects complied with the requirements, to the extent applicable, of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") with respect to the continuation of employer-provided health benefits following a "qualifying event" which would otherwise terminate such benefits, as provided in Section 4980B of the Internal Revenue Code of 1986 (the "Code"), as amended, and applicable regulations and Internal Revenue Service rulings, notices and other pronouncements.

         (b) (i) Except as set forth on Schedule 2.15(b), Dublin has no, and during the previous five fiscal years has had no pension, retirement, savings, disability, medical, dental or other health plans, retiree medical plans, life insurance (including any individual life insurance policy as to which Dublin makes premium payments whether or not Dublin is the owner, beneficiary or both of such policy) or other death benefit plans, profit sharing, deferred compensation, stock option, bonus or other incentive plans, vacation benefit plans, severance plans, or other employee benefit plans or arrangements (whether written or arising from custom), and Dublin has no, and during the previous five fiscal years has had no employee pension benefit plan as defined in Section 3(2) of ERISA, or any employee welfare benefit plan as defined in
Section 3(1) of ERISA or any Multiemployer Plan as defined in Section 3(37) of ERISA.

            (ii) Dublin has in all material respects complied with the requirements, to the extent applicable, of COBRA with respect to the continuation of employer-provided health benefits following a "qualifying event" which would otherwise terminate such benefits, as provided in Section 4980B of the Code and applicable regulations and Internal Revenue Service rulings, notices and other pronouncements.

         (c) (i) Except as set forth on Schedule 2.15(c), ANSC has no, and during the previous five fiscal years has had no pension, retirement, savings, disability, medical, dental or other health plans, retiree medical plans, life insurance (including any individual life insurance policy as to which ANSC makes premium payments whether or not ANSC is the owner, beneficiary or both of such policy) or other death benefit plans, profit sharing, deferred compensation, stock option, bonus or other incentive plans, vacation benefit plans, severance plans, or other employee benefit plans or arrangements (whether written or arising from custom), and ANSC has no employee pension benefit plan as defined in Section 3(2) of ERISA, or any employee welfare benefit plan as defined in Section 3(1) of ERISA or any Multiemployer Plan as defined in Section 3(37) of ERISA.

         (ii) ANSC has in all material respects complied with the requirements, to the extent applicable, of COBRA with respect to the continuation of employer-provided health benefits following a "qualifying event" which would otherwise terminate such benefits, as provided in Section 4980B of the Code and applicable regulations and Internal Revenue Service rulings, notices and other pronouncements.

     2.16 Insurance.

         (a) Schedule 2.16(a) lists and provides a summary description of all policies of property, theft, fire, liability, workers' compensation, title, professional liability or life insurance or reinsurance or any other insurance owned or maintained by ALIC or in which ALIC is a named insured or on which ALIC is paying any premiums, other than with respect to reinsurance. Except as set forth on Schedule 2.16(a), all such policies are in full force and effect at the date hereof, and, to Accel's knowledge, each of the insured parties thereunder is not in default with respect to any provision contained in any such insurance policy nor failed to give any notice or present any claim thereunder in due and timely fashion. Schedule 2.16(a) sets forth a summary of the claims history for ALIC under such policies since January 1, 1994 and, except as set forth on Schedule 2.16(a), there are no claims outstanding by ALIC under any such policies.

         (b) Schedule 2.16(b) lists and provides a summary description of all policies of property, theft, fire, liability, workers' compensation, title, professional liability or life insurance or reinsurance or any other insurance owned or maintained by Dublin or in which Dublin is a named insured or on which Dublin is paying any premiums, other than with respect to reinsurance. Except as set forth on Schedule 2.16(b), all such policies are in full force and effect at the date hereof, and, to Accel's knowledge, each of the insured parties thereunder is not in default with respect to any provision contained in any such insurance policy nor failed to give any notice or present any claim thereunder in due and timely fashion. Schedule 2.16(b) sets forth a summary of the claims history for Dublin under such policies since January 1, 1994 and, except as set forth on Schedule 2.16(b ), there are no claims outstanding by Dublin under any such policies.

         (c) Schedule 2.16(c) lists and provides a summary description of all policies of property, theft, fire, liability, workers' compensation, title, professional liability or life insurance or reinsurance or any other insurance owned or maintained by ANSC or in which ANSC is a named insured or on which ANSC is paying any premiums, other than with respect to reinsurance. Except as set forth on Schedule 2.16(c), all such policies are in full force and effect at the date hereof, and, to Accel's knowledge, each of the insured parties thereunder is not in default with respect to any provision contained in any such insurance policy nor failed to give any notice or present any claim thereunder in due and timely fashion. Schedule 2.16(c) sets forth a summary of the claims history for ANSC under such policies since January 1, 1994 and, except as set forth on Schedule 2.16(c), there are no claims outstanding by ANSC under any such policies.

     2.17 Accounts Payable.

         (a) Except for accounts payable in the ordinary course of business and except as set forth on Schedule 2.17(a), no accounts payable of ALIC have arisen subsequent to September 30, 1997 that exceeds $25,000 for any one payee or $100,000 in the aggregate, other than claims payable and premiums payable to reinsurance companies.

         (b) Except for accounts payable in the ordinary course of business and except as set forth on Schedule 2.17(b), no accounts payable of Dublin have arisen subsequent to September 30, 1997 that exceeds $25,000 for any one payee or $100,000 in the aggregate, other than claims payable and premiums payable to reinsurance companies.

         (c) Except for accounts payable in the ordinary course of business and except as set forth on Schedule 2.17(c), no accounts payable of ANSC have arisen subsequent to September 30, 1997 that exceeds $25,000 for any one payee or $100,000 in the aggregate, other than claims payable and premiums payable to reinsurance companies.

     2.18 Liabilities.

         (a) There are no material liabilities or obligations of ALIC, either accrued, absolute, contingent or otherwise, whether or not of a kind required by GAAP to be set forth on a financial statement ("Liabilities"), except (a) those accrued, reflected or otherwise provided for on the ALIC September 30, 1997 Statutory Balance Sheet and the ALIC September 30, 1997 GAAP Balance Sheet, (b) those incurred in the ordinary course of ALIC's business since September 30, 1997, consistent with past practices, and which in the aggregate do not exceed $100,000 and (c) those listed on Schedule 2.18(a).

         (b) There are no material Liabilities of Dublin, except (a) those accrued, reflected or otherwise provided for on the Dublin September 30, 1997 GAAP Balance Sheet, (b) those incurred in the ordinary course of Dublin's business since September 30, 1997, consistent with past practices, and which in the aggregate do not exceed $100,000 and (c) those listed on Schedule 2.18(b).

         (c) There are no material Liabilities of ANSC, except (a) those accrued, reflected or otherwise provided for on the ANSC September 30, 1997 GAAP Balance Sheet, (b) those incurred in the ordinary course of ANSC's business since September 30, 1997, consistent with past practices, and which in the aggregate do not exceed $100,000 and (c) those listed on Schedule 2.18(c).

     2.19 Actions and Proceedings.

         (a) Except as provided on Schedule 2.19(a), there are no claims, actions, suits, arbitrations, proceedings, investigations or inquiries, whether at law or in equity and whether or not before any court, private body or group, governmental department, commission, board, agency or instrumentality (collectively, "Actions"), pending or, to the knowledge of Accel, threatened against, involving or affecting ALIC or any of its assets, whether or not fully or partially covered by insurance (other than in the ordinary course of ALIC's business with respect to claims under policies of insurance issued by ALIC, which, in the judgment of Accel, have been adequately reserved in the aggregate) or which would give rise to any right of indemnification by any Person from ALIC, and there are no outstanding orders, writs, injunctions, awards, sentences or decrees of any court, private body or group, governmental department, commission, board, agency or instrumentality against, involving or affecting ALIC.

         (b) Except as provided on Schedule 2.19(b), there are no Actions, pending or, to the knowledge of Accel, threatened against, involving or affecting Dublin or any of its assets, whether or not fully or partially covered by insurance (other than in the ordinary course of Dublin's business with respect to claims under policies of insurance issued by Dublin, which, in the judgment of Accel, have been adequately reserved in the aggregate) or which would give rise to any right of indemnification by any Person from Dublin, and there are no outstanding orders, writs, injunctions, awards, sentences or decrees of any court, private body or group, governmental department, commission, board, agency or instrumentality against, involving or affecting Dublin.

         (c) Except as provided on Schedule 2.19(c), there are no Actions, pending or, to the knowledge of Accel, threatened against, involving or affecting ANSC or any of its assets, whether or not fully or partially covered by insurance or which would give rise to any right of indemnification by any Person from ANSC, and there are no outstanding orders, writs, injunctions, awards, sentences or decrees of any court, private body or group, governmental department, commission, board, agency or instrumentality against, involving or affecting ANSC.

     2.20 Bank Accounts, Guarantees and Powers.

         (a) Schedule 2.20(a) sets forth (i) a list of all accounts, borrowing resolutions and deposit boxes maintained by ALIC at any bank or other financial institution and the names of the persons authorized to effect transactions in such accounts, to borrow pursuant to such resolutions and with access to such boxes; (ii) all agreements or commitments of ALIC guaranteeing the payment of money or the performance of other contracts by any third persons; and (iii) the names of all persons, firms, associations, corporations, or business organizations holding general or special powers of attorney from ALIC, together with a summary of the terms thereof.

         (b) Schedule 2.20(b) sets forth (i) a list of all accounts, borrowing resolutions and deposit boxes maintained by Dublin at any bank or other financial institution and the names of the persons authorized to effect transactions in such accounts, to borrow pursuant to such resolutions and with access to such boxes; (ii) all agreements or commitments of Dublin guaranteeing the payment of money or the performance of other contracts by any third persons; and (iii) the names of all persons, firms, associations, corporations, or business organizations holding general or special powers of attorney from Dublin, together with a summary of the terms thereof.

         (c) Schedule 2.20(c) sets forth (i) a list of all accounts, borrowing resolutions and deposit boxes maintained by ANSC at any bank or other financial institution and the names of the persons authorized to effect transactions in such accounts, to borrow pursuant to such resolutions and with access to such boxes; (ii) all agreements or commitments of ANSC guaranteeing the payment of money or the performance of other contracts by any third persons; and (iii) the names of all persons, firms, associations, corporations, or business organizations holding general or special powers of attorney from ANSC, together with a summary of the terms thereof.

     2.21 Sources of Premiums.

         (a) Schedule 2.21(a) sets forth a computer print-out of ALIC's accounts sequentially listed by volume generated during the period from January 1, 1996 through September 30, 1997. Accel has no knowledge that any such account intends to terminate or not renew or otherwise modify its relationship with ALIC, provided, however, that Lyndon acknowledges that accounts routinely are added and terminated in the regular course of ALIC's business.

         (b) Schedule 2.21(b) sets forth a computer print-out of ANSC's accounts sequentially listed by volume generated during the period from January 1, 1996 through September 30, 1997. Accel has no knowledge that any such account intends to terminate or not renew or otherwise modify its relationship with ANSC, provided, however, that Lyndon acknowledges that accounts routinely are added and terminated in the regular course of ANSC's business.

     2.22 Absence of Changes. Except as set forth in Schedule 2.22, since September 30, 1997, each of the Target Corporations has carried on its business in the ordinary course, and there has not been:

                                    (i) any material adverse change in its
                                    business condition (financial or
                                    otherwise), results of operations or
                                    liabilities;

                                    (ii) any pending or, to Accel's knowledge, threatened amendment, modification, or termination of any agreement, license or permit which is material to its business;

                                    (iii) any disposition or acquisition of any of its assets or properties other than in the ordinary course which exceed $50,000 in the aggregate;

                                    (iv) any damage, destruction or other
                                    casualty loss (whether or not covered by insurance) materially adversely affecting or that could reasonably be expected to materially adversely affect its business or assets;

                                    (v) any increase in the compensation of any of its employees other than in the ordinary course of business consistent with past practice; or

                                    (vi) except in the ordinary course, the
                                    incurrence of any obligation or liability
                                    (whether matured,
                                    unmatured, absolute, accrued, contingent or otherwise) which exceed $50,000 in the aggregate.

     2.23 Employee Relations. None of the Target Corporations has at any time during the last five years had, or, to the knowledge of Accel, is there now threatened, a strike, picket, work stoppage, work slowdown, or other material labor dispute, and Accel has no knowledge of any Target Corporation's employee's proposed resignation whose annual salary exceeds $25,000.

     2.24 Affiliated Transactions. For purposes of this Section, an "Affiliate" means any shareholder or any employee, officer or director of Accel or any of the Target Corporations or any spouse or family member (including in-laws) of, or any corporation or other entity "controlled by" (as such term is defined in Rule 405 of the General Rules and Regulations under the Securities Act of 1993, as amended (the "Securities Act")), any such persons or in which any such person has an equity or ownership interest exceeding five percent.

         (a) Except as specifically set forth (including dollar amounts) on
Schedule 2.24, as of the date hereof, no Affiliate is indebted to, or is a creditor of, Accel or any of the Target Corporations.

         (b) During the past three (3) years, except as set forth on Schedule 2.24, Accel has not, directly or indirectly, purchased, leased from or otherwise acquired any property or obtained any services from, or sold, leased to or otherwise disposed of any property or furnished any services to, or otherwise dealt with, any Affiliate nor is Accel or any of the Target Corporations a party to any contract, agreement, license, commitment or other arrangement, written or oral, express or implied, with an Affiliate except as disclosed on such schedule.

     2.25 Brokers' Fees. There is no broker, finder or other intermediary retained by Accel who might be entitled to a fee or commission in connection with the transactions contemplated hereby.

     2.26 Full Disclosure. All documents, schedules and other materials delivered or made available by or on behalf of Accel in connection with any of the Target Corporations to Lyndon in connection with this Agreement and the transactions contemplated hereby are true and complete in all material respects. The information furnished by or on behalf of Accel to Lyndon in connection with this Agreement and the transactions contemplated hereby does not, in light of the circumstances under which the statements contained in the information so furnished were made, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not false or misleading.

     2.27 Employee Compensation. Schedule 2.27 lists all employees of ALIC, Dublin and ANSC (other than employees who are expected to continue to be employed by Accel or ANIC following the Closing) setting forth their respective salaries, whether they are employed under contract or at will, and the expiration date of each contract.

     2.28 Authority of Accel. Accel has the right, power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby to be performed by Accel. The execution and delivery of this Agreement by Accel, the performance by Accel of its obligations hereunder and the consummation by Accel of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Accel other than approval by its stockholders. This Agreement has been duly executed and delivered by Accel and (assuming due authorization, execution and delivery by Lyndon) upon receipt of the requisite approval by its stockholders, and the necessary approvals by governmental authorities, bureaus and agencies, this Agreement will constitute a legal, valid and binding obligation of Accel enforceable against Accel in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally or by general principles of equity.

     2.29 Title to Target Shares. Accel owns of record and beneficially, all of the Target Shares, free and clear of all Liens and, upon delivery to Lyndon of the certificates evidencing such Target Shares duly endorsed for transfer to Lyndon, Lyndon will acquire good, valid, indefeasible and marketable title thereto, free and clear of any and all liens.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF LYNDON

     Lyndon represents and warrants to Accel that:

     3.1 Organization. Lyndon Life Insurance Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and Lyndon Insurance Group, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri. Each such corporation has all requisite corporate power and authority to enter into this Agreement, to own, lease and operate its properties, to carry on its business as now being conducted and to consummate the transactions contemplated hereby, and is duly qualified and licensed as a foreign corporation to transact business and is in good standing in each jurisdiction in which it is required to be so qualified or authorized.

     3.2 Authority. This Agreement has been duly authorized, executed and delivered by Lyndon and is a valid and binding agreement of Lyndon enforceable against Lyndon in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally, or by general principles of equity.

     3.3 Investment Purposes. Lyndon is acquiring the Target Shares for its own account solely for the purpose of investment within the contemplation of the Securities Act and not with a view to any distribution thereof. Lyndon is aware and understands that the Target Shares have not been registered under the Securities Act or under the securities laws of any state, that any transfer of the Target Shares by Lyndon shall be restricted under the provisions of such act and such state laws, and that the certificates representing the Target Shares will bear legends to such effect. Lyndon possesses such knowledge and experience in financial and business matters generally and with respect to the businesses of the Target Corporations so as to enable it to evaluate the risks and merits of its purchase of the Target Shares.

     3.4 No Breach or Conflict. The authorization, execution, delivery and performance of this Agreement by Lyndon will not (a) violate any provision of its certificate of incorporation, by-laws or other organizational documents,
(b) violate, conflict with or result in the breach or termination of, or otherwise give any Person the right to terminate, any agreement to which it is a party, or (c) conflict with or violate any statute, law, rule or regulation or Governmental Order applicable to Lyndon which would have a material adverse effect on the ability of Lyndon to consummate the transactions contemplated by this Agreement.

     3.5 Ability to Perform. Lyndon has, and will continue to have at the time of Closing, adequate cash resources or financing commitments from third parties to enable Lyndon to pay the Purchase Price at Closing.

     3.6 Governmental and Other Authorizations; Notices and Consents. (a) The execution, delivery and performance of this Agreement by Lyndon do not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, bureau or agency or any other third party except (a) as required by the insurance laws of the State of Ohio, the State of Missouri and any other state in which Accel, Lyndon or the Target Corporations are doing business, (b) the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and (c) as set forth in Schedule 2.5(a), (b) and (c).

         (b) Lyndon does not have knowledge of any facts or circumstances pertaining to Lyndon or its affiliates which are reasonably likely to prevent the parties hereto from obtaining the governmental consents and approvals contemplated by Sections 2.5 and 3.6.

     3.7 Litigation. Except as disclosed in a writing given to Accel by Lyndon on a date prior to the execution of this Agreement, no claim, action, proceeding or investigation is pending or, to the best knowledge of Lyndon after due inquiry, threatened, which seeks to delay or prevent the consummation of, or which could reasonably be expected to materially adversely affect Lyndon's ability to consummate, or which could otherwise affect the legality, validity or enforceability of, the transactions contemplated by this Agreement.

     3.8 Brokers' Fees. There is no broker, finder or other intermediary retained by Lyndon or any of its affiliates who might be entitled to a fee or commission in connection with the transactions contemplated hereby.

                                   ARTICLE 4

                            CONDUCT PENDING CLOSING

     From the date hereof and until the Closing Date, except as otherwise provided by this Agreement or as agreed by Lyndon in writing, Accel hereby covenants and agrees that it shall comply and it shall cause ALIC, Dublin and ANSC to comply with each of the following covenants:

     4.1 Conduct of the Business. ALIC, Dublin and ANSC shall each, consistent with past practice, conduct its business in the ordinary course, maintain adequate insurance, preserve intact its business organization and employees, maintain satisfactory relationships with its independent agents, reinsurers and others having business relationships with it, maintain its books and records in its usual manner and not make any change in its financial reporting, or accounting practices or policies unless required by GAAP or SAP, or in its reserving practices or policies.

     4.2 Certain Prohibited Activities. Neither ALIC, Dublin nor ANSC shall (i) issue, sell or deliver, or agree or take any steps towards an agreement to issue, sell or deliver, any shares of its capital stock or any other security (whether authorized and unissued or held in treasury), or grant or issue, or agree to grant or issue, any subscription, option, warrant or other right calling for the issue, sale or delivery thereof; (ii) except as permitted by
Section 4.11 hereof, declare or pay any dividend or distribution on any shares of its capital stock; (iii) purchase, redeem or otherwise acquire any shares of its capital stock; (iv) make any change in any pension or employee benefit plan or arrangement, or any collective bargaining agreement, or enter into, amend, modify or terminate any arrangement or agreement with any officer, director, employee, independent contractor, representative or agent thereof; (v) create, incur, assume or guarantee any indebtedness for borrowed money; (vi) make any capital expenditure, or purchase, lease or license any real or personal property which exceed $50,000 in the aggregate; (vii) sell or otherwise dispose of or pledge any of its assets (tangible or intangible) or cancel any debts or claims (including, without limitation, accounts receivable) owing to it, except in the ordinary course of business which does not otherwise violate this Agreement; (viii) merge or consolidate with any other Person or acquire control of all or any substantial portion of the assets of any other Person or take any steps incident to, or in furtherance of, merging or consolidating with or acquiring control of all or any substantial portion of the assets of any other Person, whether by entering into an agreement providing therefor or otherwise; (ix) make or cause to be made any alteration in the manner of keeping its books, accounts or records or in the accounting practices and principles therein and theretofore reflected, including its reserving practices and policies, except as required by law or changes in the Insurance Law of each applicable state;
(x) effect or agree to any change in its Articles of Incorporation, Code of Regulations or By-Laws (except with respect to ALIC as described in Section 7.1(r)); (xi) settle or agree to settle any claim, action, suit or proceeding (other than the payment of insured claims in the ordinary course of business) involving the payment or receipt by the applicable corporation of more than $25,000, individually, or $100,000, in the aggregate; (xii) enter into any other transaction or agreement which is not in the ordinary and usual course of business; or (xiii) agree or commit to do any of the foregoing.

     4.3 Reports; Taxes; Etc. ALIC, Dublin and ANSC shall each duly and timely file, or cause to be duly and timely filed, all filings, declarations, reports or returns required to be filed with federal, state and local authorities and pay, when due all federal and state, foreign and local taxes, assessments and governmental charges lawfully levied or assessed.

     4.4 Access to Information. Accel, ALIC, Dublin and ANSC shall each afford Lyndon, its counsel, financial advisors, auditors and other authorized representatives full access, upon reasonable prior notice and during normal business hours and subject to reasonable supervision by Accel and its agents, to the offices, properties, books and records of each of ALIC, Dublin and ANSC and to each of ALIC, Dublin and ANSC employees, agents and independent accountants (provided that Lyndon shall use reasonable efforts to minimize any disruption to the business of Accel and the Target Corporations), and shall furnish to Lyndon, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to each of ALIC, Dublin and ANSC as may reasonably be requested, and shall instruct its employees, counsel and financial advisors to cooperate with Lyndon in its investigation of each of ALIC, Dublin and ANSC.

     4.5 Further Assurances. Each of Accel, ALIC, Dublin and ANSC shall do or cause to be done such further acts and things and deliver or cause to be delivered to Lyndon such additional assignments, agreements, powers and instruments as Lyndon may reasonably require or deem reasonably advisable to carry into effect the purposes of this Agreement or the other agreements to be entered into in connection with the transactions contemplated hereby or to better assure and confirm the rights, powers and remedies of Lyndon hereunder and thereunder.

     4.6 Tax Adjustments. Each of ALIC, Dublin and ANSC shall promptly notify Lyndon of all proposed adjustments contained in examination reports received by the Company from the Internal Revenue Service or any state, local or foreign tax authority to any Return relating to adjustment for tax years prior to and including the Closing Date which could materially adversely affect each of ALIC, Dublin or ANSC or Lyndon and shall provide to Lyndon and its representatives such information and records as they may reasonably request with respect to such adjustments. Lyndon shall have the right to require and to participate in, and to pay its own expenses relating to, the contest of all such proposed adjustments which might adversely affect Lyndon by the creation of adverse precedent or otherwise.

     4.7 No "Shopping". Each of Accel, ALIC, Dublin and ANSC, shall not, except as permitted below, (i) sell or arrange for the acquisition of any capital stock or any other security of, or the business or all or any substantial portion of the assets of, each of ALIC, Dublin and ANSC, (ii) negotiate, solicit or encourage, or authorize any Person to solicit from any other Person, any proposals relating to the disposition of the business or assets of each of ALIC, Dublin and ANSC or the acquisition of securities of each of ALIC, Dublin and ANSC or a merger or combination of each of ALIC, Dublin and ANSC with any Person other than Lyndon or an affiliate of Frontier Insurance Group, Inc., or
(iii) make available, or permit to be made available, any information concerning each of ALIC, Dublin and ANSC to any Person for the purpose of effecting or causing, or assisting with, a disposition of all or any substantial portion of the assets of each of ALIC, Dublin and ANSC, or any of the securities of each of ALIC, Dublin and ANSC (other than to Lyndon). Notwithstanding anything to the contrary contained in this Section 4.7 or in any other provision of this Agreement, Accel, its Board of Directors and its officers, representatives and agents may furnish information to, and participate in discussions or negotiations with, a third party (the "Third Party") who submits any good faith purchase offer which was not directly or indirectly solicited after the date of this Agreement by Accel, the Target Companies or any of their respective affiliates to acquire the capital stock, business or assets of the Target Companies pursuant to a merger, consolidation or other business combination, sale of shares of capital stock or similar transaction, if Accel's Board of Directors determines in good faith, after consulting with legal counsel, that such furnishing of information and participation in discussions are required in the exercise of the Board of Directors' fiduciary duties under applicable law. Accel shall promptly advise Lyndon when it determines that it will have negotiations with a Third Party, including providing Lyndon such information concerning the Third Party as shall not be inconsistent with the terms of any agreement with the Third Party with respect to the subject of discussions or negotiations. To the extent this Agreement has not otherwise been terminated, Accel shall be entitled to execute a definitive agreement with a Third Party relating to the acquisition proposal of such Third Party and to terminate this Agreement so long as Accel pays Lyndon a fee of $750,000.

     4.8 Governmental Notification and Approvals. Each of ALIC, Dublin and ANSC shall promptly prepare, file and diligently pursue with the appropriate governmental agencies all documentation and information required by law or requested by each such agency to be filed by each of ALIC, Dublin and ANSC to permit the consummation of the transactions contemplated hereby, including any filings required to be made or documentation and further information requested under the insurance laws of Ohio.

     4.9 Regulatory Matters. Each of ALIC, Dublin and ANSC shall prepare and file promptly, with Lyndon's cooperation, all applications and notices to obtain all state regulatory approvals required to be obtained by ALIC, Dublin and ANSC and shall use all reasonable efforts to process such applications and notices and obtain the requisite consents necessary to consummate the transactions contemplated hereby.

     4.10 Cause Conditions to be Satisfied. Accel will use its reasonable best efforts to cause all of the conditions described in Section 7.1 of the Agreement to be satisfied.

     4.11 Special Distribution

         (i) Prior to Closing, the Target Corporations shall declare and pay their shareholders, as they shall determine (in the exercise of their reasonable judgment), a special distribution (the "Special Distribution") equal to the estimated amount (the "Estimated GAAP Surplus Amount") by which the Target Corporations' Combined GAAP Equity (as defined below) as of the Closing Date is expected to exceed $31.6 million. The term "Target Corporations' Combined GAAP Equity" shall mean the total stockholders' equity of each of the Target Corporations as determined in accordance with GAAP, consistent with past practices, as of December 31, 1997. Accel shall base the amount of such Special Distribution on the combined September 30, 1997 unaudited balance sheets of the Target Companies (without giving effect to the Special Distribution) and a written statement, certified by the President and Chief Financial Officer of Accel, setting forth that the Estimated GAAP Surplus Amount has been determined in accordance with the provisions of this Section 4.11 and setting forth the components of the Special Distribution and stating that the Special Distribution is equal to the Estimated GAAP Surplus Amount. There shall be no goodwill or other intangible assets reflected in the Target Corporations' Combined GAAP Equity.

         (ii) Accel shall, by March 31, 1997, obtain from KPMG Peat Marwick LLP and provide to Lyndon an audited balance sheet (the "Closing Date Balance Sheet") as of December 31, 1997 for the Target Corporations (giving effect to the Special Distribution) and a written statement of such firm setting forth the Target Corporations' Combined GAAP Equity as of December 31, 1997 as set forth on the Closing Date Balance Sheet (the "Target Corporations' Combined GAAP Equity"). The Closing Date Balance Sheet shall be based on GAAP and accounting practices consistent with the Combined Audited GAAP Financial Statements (as defined in Section 2.7(d)).

         (iii) If the Target Corporations' Combined GAAP Equity exceeds $31.6 million, the Purchase Price shall be increased by, and Lyndon shall pay Accel 125 days after the Closing Date, an amount equal to the amount by which the Target Corporations' Combined GAAP Equity exceeds $31.6 million, by wire transfer to a bank account designated in writing by Accel, in immediately available funds. If the Target Corporations' Combined GAAP Equity is less than $31.6 million, the Purchase Price shall be decreased by, and Accel shall pay Lyndon 125 days after the Closing Date, an amount equal to the difference between $31.6 million and the Target Corporations' Combined GAAP Equity, by wire transfer to a bank account designated in writing by Lyndon, in immediately available funds.

     4.12 Non-Piracy Agreements. Accel shall cause the non-piracy agreements attached hereto as Exhibit A to be distributed to all employees of the Target Companies for execution by such employees.

     4.13 Employee List. Four weeks prior to the Closing Date, Lyndon will forward a list to Accel setting forth the employees of the Target Corporations that will continue to be employed by Lyndon or one of the Target Corporations following the Closing. Accel shall either terminate or employ any employees of the Target Corporations that are not included on the aforementioned list at Accel's sole discretion and expense.

     4.14 Credit Life System. Accel shall diligently work towards the completion of the Year 2000 work and other clean-up work on the Credit Life System (the "Credit Life Work") prior to Closing, and shall continue the Credit Life Work until it is completed, at Accel's expense, after the Closing. Such work shall be completed prior to May 1, 1998. Any costs incurred by Lyndon in causing such work to be completed after May 1, 1998 shall be reimbursed by Accel within fifteen (15) days of Lyndon's invoice therefor, and shall not be limited by the "indemnity basket" described in Section 11.1.

                                   ARTICLE 5

                              COVENANTS OF LYNDON

     Lyndon hereby covenants and agrees that:

     5.1 Confidentiality. Lyndon shall, and shall cause its employees, officers, directors, accountants, attorneys, agents and affiliates to: (i) treat as confidential all information provided by Accel or any Target Corporation to Lyndon or its agents with respect to Accel or any Target Corporation, including, without limitation, information concerning their respective assets, properties, liabilities, employees, customers, agents, businesses, contracts, agreements, results of operations, conditions (financial or otherwise), prospects, business plans, etc., which are not otherwise publicly available (the "Confidential Information"); (ii) not disclose any Confidential Information to any Person or use, permit or assist any Person in using any Confidential Information, except to the extent necessary as a benefit to Lyndon in the performance of its due diligence in connection with the transactions contemplated by this Agreement, and not for any other purpose; and
(iii) in the event that the transactions contemplated hereby are not consummated for any reason whatsoever, promptly deliver to Accel all Confidential Information and promptly deliver or destroy all analyses, compilations, studies or other documents or records prepared by Lyndon or its employees, officers, directors, accountants, attorneys, agents and affiliates using Confidential Information without retaining any copies thereof. Upon destruction of the aforementioned analyses, compilations, studies or other documents, Lyndon agrees to give Accel a written certification signed by its President to the effect that to the best of his knowledge such destruction has been accomplished and is complete. It is understood and agreed that money damages will not be a sufficient remedy for any breach of this Section



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

5.1 and that Accel shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any breach of this Section 5.1. In the event of litigation relating to this Section 5.1, if a court of competent jurisdiction determines in a final nonappealable order that Lyndon has breached this Section 5.1, then Lyndon shall be liable and pay to Accel the reasonable legal fees Accel has incurred in connection with such litigation, including any appeal therefrom, and otherwise, Accel shall be liable and pay to Lyndon the reasonable legal fees Lyndon has incurred in defending any such litigation, including any appeal therefrom.

     5.2 Regulatory Matters. Lyndon, with Accel's cooperation will promptly prepare and file all applications, notices, consents and other documents necessary or advisable to obtain all state regulatory approvals, promptly file all supplements or amendments thereto, and use all reasonable efforts to obtain such regulatory approvals, as promptly as practicable, necessary to consummate the transactions contemplated hereby.

     5.3 Cause Conditions to be Satisfied. Lyndon will use its reasonable best efforts to cause all of the conditions described in Section 7.2 of the Agreement to be satisfied.

                                   ARTICLE 6

                         COVENANTS OF ACCEL AND LYNDON

     Accel hereby covenants and agrees to use reasonable efforts fulfill the following covenants, and shall cause ALIC, Dublin and ANSC to fulfill the following in covenants, and Lyndon hereby covenants and agrees to use reasonable efforts fulfill the following covenants:

     6.1 Necessary Assurances. To take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement expeditiously, including executing and delivering such further documents, certificates, applications and agreements as may be reasonably necessary or desirable.

     6.2 Filings and Consents. To cooperate (i) with respect to any filing with any governmental body, agency, official or authority required in connection with this Agreement or the consummation of the transactions contemplated hereby and (ii) with respect to any actions, consents, approvals or waivers required to be obtained from parties to any material contracts in connection with this Agreement or the consummation of the transactions contemplated hereby.

     6.3 Employee Benefit Plans. As of the Closing Date, Accel and Lyndon each agree to cooperate in causing such actions to be taken as would result in ALIC, Dublin, and ANSC ceasing to be participating employers as of the Closing Date in Accel's and its

ERISA Affiliates' Employee Benefit Plans in accordance with the requirements of ERISA. Accel and Lyndon further agree that, except for ALIC, Dublin and ANSC post-Closing Date contributions (and liabilities therefor) to such Employee Benefit Plans for the time periods preceding the Closing Date, neither ALIC, Dublin, nor ANSC shall thereafter be responsible for making any contributions to, or have any other liability with respect to, such Employee Benefit Plans. As used herein, the term "Employee Benefit Plan" means any (a) deferred compensation or retirement bonus, stock option or similar plan or arrangement,
(b) defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan, (d) any Multiemployer Plan, or (e) Employee Welfare Plan; "ERISA Affiliate" means each entity which is treated as a single employer with a party for purposes of Code ss.414; "Employee Pension Benefit Plan" has the meaning set forth in ERISA ss.3(2), but excludes a Multiemployer Plan; "Employee Welfare Benefit Plan" has the meaning set forth in ERISA ss.3(1); and "Multiemployer Plan" has the meaning set forth in ERISA ss.3(37).

                                   ARTICLE 7

                             CONDITIONS TO CLOSING

     7.1 Conditions to Obligations of Lyndon. The obligations of Lyndon hereunder are conditioned upon the following:

         (a) All warranties and representations of Accel contained in this Agreement or in any Schedule or instrument delivered hereunder or otherwise made in connection with the transactions contemplated hereby shall be true and correct in all material respects, on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         (b) Accel shall have performed and complied in all material respects with all of the covenants and agreements required by or pursuant to this Agreement, and any Schedule or instrument delivered hereunder, to be performed or complied with by Accel on or prior to the Closing Date.

         (c) No suit, action, investigation or proceeding before or by any federal or state court or governmental or regulatory authority shall have been commenced, and no suit, action or proceeding by any governmental or regulatory authority shall have been threatened, against Accel or Lyndon seeking to restrain, prevent or modify the transactions contemplated hereby or seeking material damages in connection with any of such transactions and no order of any court or administrative agency to restrain, prohibit or nullify the consummation of the transactions contemplated herein shall be outstanding as of the Closing Date.

         (d) All governmental authorities (including, without limitation, the Ohio Department of Insurance) having jurisdiction, to the extent required by law, shall have



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

consented to or approved the consummation of the transactions contemplated by this Agreement.

         (e) All documents delivered and action taken pursuant hereto shall be reasonably satisfactory in form and substance to Lyndon and its counsel.

         (f) The ALIC, Dublin and ANSC September 30, 1997 GAAP Financial Statements and the ALIC September 30, 1997 SAP Financial Statements shall have been delivered to Lyndon at least fifteen days prior to the Closing Date, and in no event later than November 30, 1997.

         (g) The Board of Directors of Accel, ALIC, Dublin and ANSC shall have approved the transactions contemplated by this Agreement and the stockholders of Accel shall have approved the sale of the Target Shares and ANIC assets contemplated by this Agreement and the Asset Purchase Agreement.

         (h) [Not Used].

         (i) All of the independent agents of each of ALIC and ANSC shall have agreed to maintain their relationships with each applicable entity following the Closing Date unless notice has been given by Accel to Lyndon of any indication otherwise. Lyndon acknowledges that independent agencies are routinely added and terminated in the regular course of each of ALIC's and ANSC's businesses.

         (j) Lyndon shall have been satisfied with the results of its due diligence review of Dublin and of the assets to be purchased from ANIC, and that the September 30, 1997 GAAP Financial Statements of each of ALIC, Dublin and ANSC shall indicate no material adverse change in the results of operations or financial condition of such companies taken as a whole from the June 30, 1997 unaudited financial statements previously provided to Lyndon.

         (k) Each of Accel, ALIC, Dublin and ANSC shall have made any and all filings required by applicable law or regulation to be made with any and all governmental authorities and state insurance departments in connection with the consummation of the transactions contemplated herein, including the notification required by the HSR Act and any requested or supplementary filings thereto in such manner and at such places as are specified in the HSR Act and the applicable rules and regulations thereunder, and any other notifications to, or filings with, regulatory authorities.

         (l) Accel and the Target Corporations shall have conveyed to Lyndon all the right, title and interest they each possess to use the servicemarks "Costguard" and "Loanguard" pursuant to two Assignments of Federal Mark Registration substantially in forms of Exhibit B hereto and have licensed to Lyndon the right to use the servicemarks ACCELERATION, the Inverted "V" Design, and ACCELERATION and the Inverted "V" Design heretofore used in connection with the businesses of each of the Target Corporations to Lyndon pursuant to a License Agreement, substantially in the form of Exhibit C hereto.

         (m) Accel shall have made a timely election under Section 338(h)(10) of the Code, if required to be made prior to Closing.

         (n) [Not Used]

         (o) The Target Corporations' Combined GAAP Equity shall be not less than Thirty One Million Six Hundred Thousand Dollars ($31,600,000) as of December 31, 1997 in accordance with the provisions of Section 4.11 hereof.

         (p) Any and all intercompany service agreements and tax-sharing agreements between any of Accel, ALIC, Dublin, and ANSC shall have been terminated.

         (q) The Lincoln National Treaty for insurance policies with effective dates of December 31, 1995 and prior, shall have been terminated.

         (r) The ALIC Articles of Incorporation and Code of Regulations shall have been amended to eliminate the provisions requiring director share ownership and Ohio residential requirements.

         (s) Accel shall have entered into a Systems Use Agreement with the Target Corporations pursuant to which the Target Corporations shall be entitled to utilize the IBM AS 400 system of Accel as the Target Corporations' mainframe computer and programming support, at commercially reasonable rates to be agreed upon by Lyndon and Accel.

         (t) The Light Pen system, including all relevant documentation, shall have been delivered to Lyndon or one of the Target Corporations, as directed by Lyndon.

         (u) The Lincoln National Reinsurance Agreement with ALIC dated January 1, 1996, reinsuring policies with effective dates of January 1, 1996 and thereafter, shall not have been terminated.

         (v) Accel shall have delivered to Lyndon the Normalized Line of Business Results Report for the nine months ended September 30, 1997, prepared on a basis consistent with the Normalized Line of Business Results Report previously delivered to Lyndon, which shall show no material adverse change from the results reported as of June 30, 1997.

         (w) Accel shall have caused ALIC to enter into a lease for the premises it currently leases on terms comparable to its current lease for the remaining term of the current lease, in form and substance reasonably acceptable to Lyndon and its counsel.

         (x) [Not Used].

         (y) Any ALIC and ANSC obligations to indemnify their respective officers shall have been expressly assumed by Accel on or before the Closing Date for actions occurring prior to the Closing Date.

         (z) Accel shall have agreed to provide continued cooperation after Closing on any litigation matters relating to any of the Target Corporations.

         (aa) Lyndon shall have received at the Closing the opinion of Nicholas
Z. Alexander, Esq., Senior Vice President and General Counsel for Accel, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel for Lyndon, to the effect that (a) ALIC is a corporation duly organized, validly existing and in good standing under the laws of Ohio and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business makes such qualification necessary, Dublin is a corporation duly organized, validly existing and in good standing under the laws of the Turks and Caicos Islands and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business makes such qualification necessary, and ANSC is a corporation duly organized, validly existing and in good standing under the laws of Ohio and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business makes such qualification necessary; (b) the authorized capital stock of ALIC consists of 500 shares, of which 400 are issued and outstanding, the authorized capital stock of Dublin consists of 5,000 shares, of which 5,000 are issued and outstanding and the authorized capital of ANSC consists of 500 shares, of which 5 are authorized and outstanding; (c) all of the issued and outstanding shares of capital stock of ALIC, Dublin and ANSC are owned by Accel; (d) Accel has all the requisite corporate power and authority to enter into and perform this Agreement; (e) this Agreement has been duly authorized, executed and delivered by Accel, and is a valid and binding obligation of Accel, and each document attached hereto as an Exhibit has been duly authorized, executed and delivered by Accel or each of the Target Corporations, as applicable, and each such agreement is a valid and binding obligation of Accel, subject to general principles of equity and applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors rights generally from time to time in effect; (f) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not as of the Closing Date (i) violate any judicial or administrative order, judgement or decree entered against Accel or any of the Target Corporations, (ii) conflict with any judgment or decree entered against Accel or any of the Target Corporations, or (iii) conflict with, result in a breach of, constitute a default under or accelerate or permit the acceleration of the performance required by any material mortgage, indenture, loan agreement, other debt instrument or any other material instrument or agreement known to such counsel to which any of Accel or any of the Target Corporations is a party or to which any of its assets is subject; (g) to such counsel's knowledge there are no pending legal proceedings to which any of Accel or any of the Target Corporations is a party or of which property of Accel or any of the Target



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

Corporations is subject and, insofar as is known to such counsel, no such proceeding is threatened. In rendering such opinion, such counsel may reasonably rely on certificates of officers of Accel opinions of other counsel and such other evidence as he may deem necessary or desirable, provided that counsel for Accel shall state that such certificates and opinions are satisfactory in form and substance for such purpose.

         (ab) The HSR Act waiting period shall have expired or been terminated.

         (ac) The transactions contemplated by the Asset Purchase Agreement shall have closed concurrently with the closing of the transactions contemplated by this Agreement.

     7.2 Conditions to Obligations of Accel. The obligations of Accel hereunder are conditioned upon the following:

         (a) All warranties and representations of Lyndon contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) Lyndon shall have performed and complied with all of the covenants and agreements required by or pursuant to this Agreement, and any Schedule or instrument delivered hereunder, to be performed or complied with by Lyndon on or prior to the Closing Date.

         (c) No suit, action, investigation or proceeding before or by any federal or state court or governmental or regulatory authority shall have been commenced, and no suit, action or proceeding by any governmental or regulatory authority shall have been threatened, against Accel or Lyndon seeking to restrain, prevent or modify the transactions contemplated hereby or seeking material damages in connection with any of such transactions and no order of any court or administrative agency to restrain, prohibit, or nullify the consummation of the transactions contemplated herein shall be outstanding as of the Closing Date.

         (d) All governmental authorities (including without limitation the Missouri Department of Insurance and the Ohio Department of Insurance) having jurisdiction, to the extent required by law, shall have consented to or approved the consummation of the transactions contemplated by this Agreement and by the Asset Purchase Agreement.

         (e) All documents delivered and action taken pursuant hereto and pursuant to the Asset Purchase Agreement shall be reasonably satisfactory in form and substance to Accel, and its counsel.



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

         (f) Accel shall have received at the Closing the opinion of Epstein Becker & Green, P.C., counsel to Lyndon, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel for Accel, to the effect that
(a) Lyndon is duly authorized to enter into and perform this Agreement and (b) this Agreement has been duly authorized, executed and delivered by Lyndon, and is a valid and binding obligation of Lyndon, and each agreement attached hereto as an Exhibit has been duly authorized, executed and delivered by Lyndon, and each such agreement is a valid and binding obligation of Lyndon enforceable against Lyndon in accordance with its terms, subject to general principles of equity and applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of the rights of creditors of insurance companies or creditors rights generally from time to time in effect.

         (g) The HSR Act waiting period shall have expired or been terminated.

         (h) The transactions contemplated by the Asset Purchase Agreement shall have closed concurrently with the closing of the transactions contemplated by this Agreement.

         (i) Lyndon shall have made any and all filings required by applicable law to be made with any and all governmental authorities and state insurance departments in connection with the consummation of the transactions contemplated herein, including the notification required by the HSR Act and any requested or supplementary filings thereto in such manner and at such places as are specified in the HSR Act and the applicable rules and regulations thereunder, and any other notifications to, or filings with, regulatory authorities.

                                   ARTICLE 8

                                    CLOSING

     8.1 Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place effective as of December 31, 1997 (the "Closing Date") at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177-0077. The actual Closing shall take place within five (5) business days after the satisfaction or waiver of the last condition to Closing, unless otherwise agreed by the parties, and in no event later than March 31, 1998. If Closing shall not have occurred by March 31, 1998, then either party may terminate this Agreement by written notice to the other, without liability or penalty.

     8.2 Deliveries by Accel. At the Closing, Accel shall deliver to Lyndon the following:



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

         (a) Certificates representing the Target Shares, duly endorsed for transfer to Lyndon or its designee.

         (b) The minute book, stock book and stock ledger of each of ALIC, Dublin and ANSC.

         (c) A copy of the Articles of Incorporation of each of ALIC and ANSC certified as of a date not more than fourteen (14) days prior to the Date of Closing by the Secretary of State of the State of Ohio and of the Articles of Incorporation of Dublin certified by the appropriate government official of the Turks and Caicos Islands as of a date not more than thirty (30) days prior to the Closing Date.

         (d) Good standing certificates, (i) dated as of a date not more than fourteen (14) days prior to the Closing Date, as to the corporate existence and good standing of ALIC and ANSC certified by the Secretary of State of the State of Ohio for ALIC and ANSC; (ii) dated not more than thirty (30) days prior to the Closing Date certified by the appropriate government official of the Turks and Caicos Islands for Dublin; (iii) as to each of ALIC, Dublin and ANSC's authorization to conduct business as a foreign corporation in good standing certified by the appropriate authorities of each applicable jurisdiction if any; and (iv) as to ALIC, the existing insurance licenses or certificates of authority issued by the department of insurance of each jurisdiction in which ALIC is authorized to transact business as an insurance company.

         (e) The written resignations of the directors and officers of each of ALIC, Dublin and ANSC as requested by Lyndon.

         (f) The License Agreement and Servicemark Assignments referred to in
Section 7.1(l), executed by Accel.

         (g) Systems Use Agreement executed by Accel and the Target
Corporations.

         (h) The opinion of Nicholas Z. Alexander, General Counsel of Accel.

     8.3 Deliveries by Lyndon. At the Closing, Lyndon shall deliver to Accel the following:

         (a) The Purchase Price by wire transfer of immediately available funds.

         (b) The opinion of Epstein Becker & Green, P.C., counsel to Lyndon.

         (c) A true and complete copy, certified by the Secretary or an Assistant Secretary of Lyndon, of the resolutions duly and validly adopted by the Board of Directors of Lyndon evidencing its authorization of the execution and delivery of this Agreement and the other agreements to be executed by Lyndon as contemplated hereby and the consummation of the transactions contemplated hereby.

         (d) A certificate of the Secretary or an Assistant Secretary of Lyndon certifying the names and signatures of the officers of Lyndon authorized to sign this Agreement and the other documents to be delivered hereunder.

         (e) The License Agreement and Servicemark Assignments referred to in
Section 7.1(l), executed by Lyndon.

                                   ARTICLE 9

                               CERTAIN COVENANTS

     9.1 Cooperation and Records Retention. Lyndon shall cause each of ALIC, Dublin and ANSC to retain, following the Closing Date and until the applicable statutes of limitations (including any extensions) have expired, copies of all Returns, supporting work schedules, and other records or information that may be relevant to such Returns for all tax periods or portions thereof ending before or including the Closing Date hereof and shall not destroy or otherwise dispose of any such records without first providing Accel with a reasonable opportunity to review and copy the same. In the event of any audit or examination by the Internal Revenue Service or other taxing authority or any judicial or administrative proceedings with respect to the tax liability of each of ALIC, Dublin and ANSC for a period that includes the date hereof or any prior date, Lyndon or Accel, as the case may be, shall notify the other promptly thereof and each shall provide the other with such assistance as may reasonably be requested, any records or other information that may be relevant thereto and copies of any final determination thereof.

     9.2 Financial Accounting Matters. Accel shall provide Lyndon with access to Accel's general ledger and accounts payable system for a reasonable transition period, not to exceed nine months, following the Closing for the purpose of allowing Lyndon to maintain the Target Companies' financial records in an orderly fashion. Lyndon shall provide Accel and its auditors with access to all books and records of the Target Companies for the purpose of allowing Accel to prepare the Combined Audited GAAP Financial Statements and the Closing Date Balance Sheet.

     9.3 Non-Competition. For a period of three years from the Closing Date, Accel and its subsidiaries shall not, and shall cause each of its controlled affiliates not to, directly or indirectly (i) engage in activities or businesses which are substantially in competition with the current business of the Target Corporations; or (ii) perform any action, activity, or course of conduct which is substantially detrimental to the business or



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

businessreputation of the Target Corporations, including (A) soliciting, recruiting or hiring any employees of any of the Target Corporations or persons who have worked for any of the Target Corporations (except as contemplated by this Agreement) and (B) soliciting or encouraging any employee of any of the Target Corporations to leave the employment of any of the Target Corporations; provided, however, that nothing herein shall prohibit Accel (or any subsidiary or affiliate) from owning not more than 1% of the stock or other securities of any such corporation, which securities are publicly traded over-the-counter or on a national securities exchange, provided neither Accel nor any subsidiary or affiliate directly or indirectly renders any services or engage in any activities of any kind for or on behalf of the issuer of such securities or any affiliate thereof. Lyndon may proceed against Accel and/or any such subsidiary or affiliate for breach of this covenant by injunction in addition to any other claim for relief Lyndon may have in law or in equity.

     9.4 Use of Former Employees. Lyndon shall make employees of the Target Corporations available to assist Accel by providing historical information and data and other information required by Accel to complete financial statements and other reports and to perform other accounting and reporting functions.

     9.5 Delivery of Year-End Financial Statements. Lyndon shall cause the employees of the Target Corporations to prepare the financial statements of ALIC, Dublin and ANSC on a GAAP basis for the year ended December 31, 1997 and the SAP financial statements for ALIC for the year ended December 31, 1997, at its expense, and to make all the SAP financial statements available for Accel's review on or before February 18, 1997 and the GAAP financial statements on or before March 4, 1997.

                                   ARTICLE 10

                                    SURVIVAL

     10.1 Survival. All representations and warranties made in this Agreement shall survive the delivery of this Agreement until December 31, 1999, except, however, that (i) claims with respect to Taxes may be made by Lyndon until sixty (60) days following the expiration of the applicable statute of limitations and (ii) claims based on fraud, willful misrepresentation or with respect to the representations and warranties set forth in Sections 2.2 and
2.29 may, in each case, be asserted at any time within one year after Lyndon learns of such fraud, willful misrepresentation or breach.

                                   ARTICLE 11

                                INDEMNIFICATION

     11.1 Indemnification.

         (a) Indemnification by Accel.

            (i) Accel hereby agrees to indemnify and hold harmless Lyndon from and against any and all losses, liabilities, damages, obligations, costs and expenses, including, without limitation, amounts paid in settlement and reasonable costs and expenses of investigating, preparing to defend and defending any claim, action, suit, proceeding, inquiry or investigation in respect thereof (such losses, liabilities, damages, obligations, costs and expenses as hereinabove set forth, collectively, "Damages") in excess of $100,000 incurred by Lyndon resulting from, relating to, or arising out of the inaccuracy of any representation or warranty herein by ALIC, Dublin, ANSC or Accel or the breach of any covenant herein by ALIC, Dublin, ANSC or Accel; provided, however, that notwithstanding any provision of this Agreement to the contrary, the aggregate indemnification obligations and liability of Accel and ANIC under this Section 11.1(a)(i) and under Section 7.1 of the Asset Purchase Agreement shall in no event exceed $8 million, and Accel shall have no obligation whatsoever to further indemnify Lyndon, its affiliates or any other Person after and in the event that Accel has paid a total of $8 million to Lyndon or any other Person pursuant to this Section 11.1(a)(i) and/or Section
7.1 of the Asset Purchase Agreement. There shall be no limitation on indemnification for (i) tax liabilities set forth in Section 11.1(a)(ii), (ii) breach of the warranties of title set forth in Sections 2.2 and 2.29, or (iii) actual fraud by Accel or ANIC.

            (ii) Accel shall indemnify Lyndon and its affiliates (including the Target Corporations) and each of their respective officers, directors, employees, stockholders, agents and representatives and hold them harmless from all liability (except as reflected on the Closing Date Balance Sheet) (i) for Taxes of the Target Corporations for the taxable periods ending on or before the Closing Date and the portion ending on the Closing Date of any taxable period that includes (but does not end on) such day (the "Pre-Closing Tax Period"), (ii) for Taxes of Accel or any other corporation (as a result of Treasury Regulation ss. 1.1502-6(a) or otherwise) which is or has been affiliated with Accel, (iii) for Taxes resulting from the Section 338(g) and 338(h)(10) elections (or any comparable elections under state or local Taxes) contemplated by Section 12.1 of this Agreement, (iv) for Taxes with respect to any pre-Closing period resulting from the Target Corporations ceasing to be included in the consolidated Federal income Tax return filed by Accel including, without limitation, any Taxes attributable to the restoration of a "deferred intercompany transaction" within the meaning of Treasury Regulations
Section 1.1502.13(a)(2) and the recognition of excess loss accounts, (v) for Taxes imposed on the Target Corporations or any transaction contemplated by this Agreement to be performed by Accel or the Target Corporations on or prior to the Closing Date, including but not limited to the Section 338(h)(10) election and the Special Distribution, and (vi) for reasonable legal fees and expenses for any item attributable to any item in clause (i), (ii), (iii), (iv) or (v) above. Notwithstanding the foregoing, Accel shall not indemnify and hold harmless Lyndon and its affiliates, and each of their respective officers, directors, employees and agents, from any liability for Taxes attributable to any action taken after the Closing by Lyndon, any of its affiliates, and each of their respective officers, directors, employees and agents, (other than any such action expressly required by applicable law or by this Agreement) (a "Lyndon Tax Act") or attributable to a breach by Lyndon of its obligations under this Agreement.

     Lyndon shall, and shall cause the Target Corporations to, indemnify Accel and its affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives and hold them harmless from (i) all liability for Taxes of the Target Corporations for any taxable period ending after the Closing Date (except to the extent such taxable period began before the Closing Date, in which case Lyndon's indemnity will cover only that portion of any such Taxes that are not for the Pre-Closing Tax Period), (ii) all liability for Taxes attributable to a Lyndon Tax Act or to a breach by Lyndon of its obligations under this Agreement, and (iii) all liability for reasonable legal fees and expenses attributable to any item in clause (i) or (ii) above.

     In the case of any taxable period that includes (but does not end on) the Closing Date (a "Straddle Period"):

            (i) real, personal and intangible property Taxes ("Property Taxes") of the Target Corporations for the Pre-Closing Tax Period shall be equal to the amount of such property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of days in the Straddle Period; and

            (ii) the Taxes of the Target Corporations (other than Property Taxes) for the Pre-Closing Tax Period shall be computed as if such taxable period ended as of the close of business on the Closing Date.

         (b) Indemnification by Lyndon. Lyndon hereby agrees to indemnify and hold harmless Accel from and against any and all Damages including, without limitation, amounts paid in settlement and reasonable costs and expenses of investigating, preparing to defend and defending any claim, action, suit, proceeding, inquiry or investigation in respect thereof incurred by Accel resulting from, relating to, or arising out of the inaccuracy of any representation or warranty herein by Lyndon or the breach of any covenant contained herein by Lyndon; provided, however, that the aggregate indemnification obligations and liability of Lyndon to Accel for Damages shall in no event exceed $8 million.

         (c) Procedure. If any action, suit, proceeding or claim shall be brought against the party to be indemnified by any third party, which action, suit, proceeding or claim, if determined adversely to the interest of the party to be indemnified and which would entitle the party to be indemnified to indemnity pursuant to this Section 11.1(a)(i), the party to be indemnified shall promptly notify the indemnifying party of the same in writing and, if the indemnifying party so elects, the indemnifying party shall assume the defense thereof, including the employment of counsel satisfactory to the party to be indemnified and the payment of all reasonable costs and expenses in respect thereof. The party to be indemnified shall have the right to employ counsel separate from any counsel employed by the indemnifying party in any action, suit, proceeding or claim and to control

(or, if the party to be indemnified has elected to allow the indemnifying party to assume the defense thereof, participate in) the defense thereof and the fees and expenses of such counsel employed by the party to be indemnified shall be at the expense of the party to be indemnified. The indemnifying party shall not be liable for any settlement of any such action, suit, proceeding or claim effected without his or its written consent (which shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party, or if there shall be a final judgment for plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the party to be indemnified from and against any loss, liability, obligation, damage, cost or expense by reason of such settlement or judgment.

         (d) Procedures Relating to Indemnification of Tax Claims. If a claim shall be made by any taxing authority, which, if successful, might result in an indemnity payment to Lyndon, one of its affiliates or any of their respective officers, directors, employees, stockholders, agents or representatives pursuant to Section 11.1(a)(ii), Buyer shall notify Accel in writing of such claim (a "Tax Claim"). If notice of a Tax Claim is not given to Accel within a sufficient period of time to allow Accel to effectively contest such Tax Claim, or in reasonable detail to apprise Accel of the nature of the Tax Claim, Accel shall not be liable to Lyndon, any of its affiliates or any of their respective officers, directors employees, stockholders, agents or representatives to the extent that Accel's position is actually prejudiced as a result thereof.

     With respect to any Tax Claim (other than a Tax Claim relating solely to Taxes of any Target Corporation for a Straddle Period), Accel shall control all proceedings taken in connection with such Tax Claim (including selection of counsel) and, without limiting the foregoing, may in its sole discretion pursue or forego any and all administrative appeals, proceedings hearings and conferences with any taxing authority with respect thereto, and may, in its sole discretion, either pay the Tax claimed and sue for a refund where applicable law permits such refund suits or contest the Tax Claim in any permissible manner. However, Lyndon can participate in any such Tax Claim at its own expense. Accel cannot enter any settlement or compromise which affects the post-closing period without Lyndon's consent, which will not be unreasonably withheld. Accel and Lyndon shall jointly control all proceedings taken in connection with any Tax Claim relating solely to Taxes of any Target Corporation for a Straddle Period.

     In no case shall Lyndon, any of the Target Corporations or any of their respective officers, directors, employees, stockholders, agents or representatives settle or otherwise compromise any Tax Claim without Accel's prior written consent, which will not be unreasonably withheld. Neither party shall settle a Tax Claim relating solely to Taxes of any Target Corporations for a Straddle Period without the other party's prior written consent.

     11.2 Access. In the event that Lyndon delivers to Accel notice of a claim for indemnification, Lyndon shall provide reasonable access to the books and records of ALIC, Dublin and ANSC (and of Lyndon in the event Lyndon has possession of the requisite books and records) with respect to any matters giving rise to such claim.

                                   ARTICLE 12

                                  TAX MATTERS

     12.1 Tax Election. Lyndon shall (i) timely make an election under Section 338(g) of the Code (and any comparable election under state or local Tax law) with respect to each of the Target Corporations, (ii) join Accel in timely making an election under Section 338(h)(10) of the Code (and any comparable election under state or local Tax law) with respect thereto and (iii) cooperate with Accel in the completion and timely filing of such elections in accordance with the provisions of Temporary Regulation ss. 1.338(h)(10) (or any comparable provisions of state or local Tax law) or any successor provision. Such cooperation shall include, but not be limited to (a) the determination of the fair market value of the assets of the Target Corporations, and the calculation of the adjusted gross-up basis, within the meaning of Treasury Regulation
Section 1.338(b)-1; (b) the allocation of the deemed purchase price among the acquired assets in accordance with all applicable rules and regulations under
Section 338 of the Code; and (c) the preparation and timely filing of all tax returns, including all forms or schedules necessary or appropriate to the
Section 338(h)(10) election. No later than three months following the Closing Date, Lyndon shall prepare and deliver to Accel a schedule (the "Price Allocation Schedule") allocating the modified ADSP (as such term is defined in Treasury Regulations Section 1.338(h)(10)-1) among the assets of the Target Corporations in accordance with Treasury Regulations promulgated under Section 338(h)(10). Any objection by Accel to the Price Allocation Schedule prepared by Lyndon shall be raised within 60 business days after receipt by Accel of the Price Allocation Schedule. If Lyndon and Accel are unable to resolve any differences within 60 business days thereafter, such dispute shall be resolved by Ernst & Young LLP and KPMG Peat Marwick LLP. If such accounting firms are unable to resolve any differences within 30 days thereafter, such dispute shall be resolved by another national accounting firm selected by Ernst & Young LLP and KPMG Peat Marwick LLP which has not performed any services for or received any revenues from Lyndon, Accel or their respective affiliates within the two years prior to the Closing Date or thereafter. If necessary, a revised Price Allocation Schedule consistent with the determination made by Ernst & Young LLP and KPMG Peat Marwick LLP or by the other national accounting firm selected by them, if any, shall be prepared by Lyndon as soon as possible thereafter and shall, subject to Accel's reasonable approval thereof, be binding on both parties. In all events, the Price Allocation Schedule shall be finally prepared and agreed upon prior to eight months from the Closing Date. Lyndon shall pay the costs, fees and expenses of Ernst & Young LLP. Accel shall pay the costs, fees and expenses of KPMG Peat Marwick LLP, and Lyndon and Accel shall each pay one-half of the costs, fees and expenses of any third accounting firm selected by such two accounting firms pursuant to this Section 12.1. The Price Allocation Schedule shall be binding (except to the extent items reflected thereon are adjusted pursuant to an examination by the Internal Revenue Service) on the parties hereto, and Accel and Lyndon agree to act in accordance with such Schedule in the preparation, filing and audit of any Tax Return.

     12.2 Preparation of Returns. For any taxable period of any of the Target Corporations that includes (but does not end on) the Closing Date, Lyndon shall timely prepare and file with the appropriate authorities all Returns required to be filed and shall pay all Taxes due with respect to such Returns, provided that Accel shall reimburse Lyndon (in accordance with the procedures set forth in Section 11.1(a)(ii)) for any amount owed by Accel pursuant to Section 11.1(a)(ii) with respect to the taxable periods covered by such Returns. For any taxable period of any of the Target Corporations that ends on or before the Closing Date (including the final return that reflects the 338(h)(10) election), Accel shall timely prepare and file with the appropriate authorities all Returns required to be filed and shall pay all Taxes due with respect to such Returns. If an Accel Return is required to be filed by a Target Corporation, Accel shall deliver such return to Lyndon within 10 days of its due date and Lyndon shall cause such Accel Return to be timely filed; provided, however, that Lyndon shall not assume any liability with respect to the content of any such Accel Return. Lyndon and Accel agree to cause the Target Corporations to file all Returns for the period including the Closing Date on the basis that the relevant taxable period ended as of the close of business on the Closing Date, unless the relevant taxing authority will not accept a return, report or form filed on that basis.

     12.3 Cooperation. Accel and each of the Target Corporations and Lyndon shall reasonably cooperate, and shall cause their respective affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Returns relating to Taxes, including maintaining and making available to each other all records necessary in connection with Taxes. Lyndon and Accel recognize that Accel and its affiliates will need access, from time to time, after the Closing Date, to certain accounting and Tax records and information held by the Target Corporations to the extent such records and information pertain to events occurring prior to the Closing Date, and that Lyndon and the Target Corporations may need access, from time to time, after the Closing Date, to certain accounting and Tax records and information held by Accel to the extent such records and information pertain to events occurring prior to the Closing Date; therefore, Lyndon agrees, and agrees to cause each of the Target Corporations (i) to use its best efforts to properly retain and maintain such records until such time as Accel agrees that such retention and maintenance is no longer necessary, and
(ii) to allow Accel and its agents and representatives (and agents or representatives or any of its affiliates), at times and dates mutually acceptable to the parties to inspect, review and make copies of such records as Accel may deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and at Accel's expense; and Accel agrees (i) to use its best efforts to properly retain and maintain its records until such time as Lyndon agrees that such retention and maintenance is no longer necessary, and (ii) to allow Lyndon, the Target Corporations and their respective agents and representatives (and agents or representatives of any of their respective affiliates), at times and dates mutually acceptable to the parties, to inspect, review and make copies of such records as Lyndon may deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and at Lyndon's expense.

     12.4 Refunds or Credits. Any refunds or credits of Taxes of any of the Target Corporations for any taxable period ending on or before the Closing Date shall be for the account of Accel unless such refunds or credits are reflected on the Combined Closing Date Balance Sheet. Any refunds or credits of Taxes of any of the Target Corporations for any taxable period beginning after the Closing Date shall be for the account of Lyndon. Any refunds or credits of Taxes of any of the Target Corporations for any Straddle Period shall be equitably apportioned between Accel and Lyndon. Lyndon shall, if Accel so requests and at Accel's expense, cause any of the Target Corporations to file for and obtain any refunds or credits to which Accel is entitled under this
Section 12.4. Lyndon shall permit Accel to control the prosecution of any such refund claim and, where deemed appropriate by Accel, shall cause the each of the Target Corporations to authorize by appropriate powers of attorney such persons as Accel shall designate to represent such Target Corporation with respect to such refund claim. Lyndon shall cause each of the Target Corporations to forward to Accel any such credit within 10 days after the credit is allowed or applied against other Tax liability; provided, however, that any such amounts payable to Accel shall be (i) net of any future tax cost to Lyndon or any Target Corporation attributable to the turnaround of a temporary difference created or changed by the refund claim and such turnaround occurs in any period which begins after the Closing Date, and (ii) net of any Tax cost or benefit to Lyndon or such Target Corporation, as the case may be, attributable to the receipt of such refund and/or the payment of such amounts to Accel. Accel and Lyndon shall treat any payments under the preceding sentence that Accel shall receive pursuant to this Section 12.4 as an adjustment to the Purchase Price, unless a final determination (which shall include the execution of a Form 870-AD or successor form) with respect to Lyndon or any of its affiliates causes any such payment not to be treated as an adjustment to the Purchase Price for United States Federal Income Tax purposes. Notwithstanding the foregoing, the control of the prosecution of a claim for refund of Taxes paid pursuant to a deficiency assessed subsequent to the Closing Date as a result of an audit shall be governed by the provisions of
Section 12.5.

     12.5 Internal Revenue Service Examinations. Accel shall be responsible for filing any amended, consolidated, combined or unitary Returns for taxable years ending on or prior to the Closing Date which are required as a result of examination adjustments made by the Internal Revenue Service or by the applicable state, local or foreign taxing authorities for such taxable years as finally determined. For those jurisdictions in which separate Tax returns are filed by any of the Target Corporations, any required amended returns resulting from such examination adjustments, as finally determined, shall be prepared by Accel and furnished to such Target Corporation, as the case may be, for approval (which approval shall not be unreasonably withheld), signature and filing at least 30 days prior to the due date for filing such returns.

     12.6 Other Taxes. All transfer, documentary, sales, use, registration and other such Taxes (including all applicable real estate transfer or gains Taxes) and related fees (including any penalties, interest and additions to Tax) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Accel, and Accel and

Lyndon shall cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of such Tax laws.

     12.7 No Extraordinary Transactions. Accel shall deliver to Lyndon at the Closing a certificate in form and substance satisfactory to Lyndon, duly executed and acknowledged, certifying any facts that would exempt the transactions contemplated hereby from withholding pursuant to the provisions of the Foreign Investment in Real Property Tax Act.

     12.8 Tax Conduct; Sharing Agreement. (a) Until the Closing Date, Accel shall cause each of the Target Corporations to conduct its business in the ordinary course in substantially the same manner as presently conducted and on the Closing Date shall not permit any of the Target Corporations to effect any extraordinary transactions (other than any such transactions expressly required by applicable law or by this Agreement) that could result in Tax liability to any of the Target Corporations in excess of Tax liability associated with the conduct of its business in the ordinary course.

         (b) Accel shall cause the provisions of any Tax sharing agreement between Accel and any of its affiliates (other than the Target Corporations), on the one hand, and any of the Target Corporations, on the other hand, to be terminated on or before the Closing Date.

    12.9 Tax Reimbursement if Closing Occurs After December 31, 1997.

         The parties agree and acknowledge that the actual Closing may not occur on December 31, 1997, despite the parties' mutual intention to do so. The parties agree that for all financial purposes, the Closing shall be deemed to have occurred on December 31, 1997, notwithstanding the actual closing date, and accordingly, any profit or loss incurred by the Target Companies on or prior to December 31, 1997 shall remain for the account of Accel (subject to the GAAP Equity requirements of Section 7.1(o)) and any profit or loss incurred by the Target Companies after December 31, 1997 shall be for the account of Lyndon. The parties further agree and acknowledge that the Internal Revenue Service will only recognize the actual closing date for federal tax purposes, and that accordingly, either party may be required to pay additional Taxes on income not actually received by it. The parties agree to reimburse each other for the amount of any Taxes actually paid by the other party solely as a function of the timing difference of the deemed Closing Date of December 31, 1997 and the actual closing date for tax purposes.

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

     13.1 Amendment and Modification. This Agreement may be amended, modified and supplemented only by a writing signed by Lyndon and Accel.

     13.2 Waiver of Compliance. Any failure of Lyndon or Accel to comply with any obligation, covenant, agreement or condition herein contained may be expressly waived, in writing only, by (i) Lyndon in the case of any failure of Accel or (ii) Accel in the case of any failure of Lyndon. Such waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

     13.3 Expenses. Accel and Lyndon shall each pay their own respective expenses incurred in connection with this Agreement or any transaction contemplated by this Agreement. The foregoing shall not be construed as limiting any other rights which any party may have as a result of misrepresentation of or breach by any other party. Accel shall pay all fees and expenses of KPMG Peat Marwick in connection with their preparation of the Combined Audited GAAP Financial Statements and the Closing Date Balance Sheet. Further, if the transactions contemplated hereby shall not close due to an intentional material breach of any covenant of Accel hereunder which prevents satisfaction of a closing condition, then Accel shall pay Lyndon the sum of $650,000 as liquidated damages.

     13.4 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or when mailed by certified or registered mail (return receipt requested), postage prepaid or when delivered by fax (evidenced by confirmation of successful transmission), as follows:

                           A.       If to Lyndon:

                                    Lyndon Life Insurance Company
                                    645 Maryville Center Drive
                                    St. Louis, Missouri 63141
                                    Fax # (314) 275-5255
                                    Attn: Mr. Roland G. Anderson, President

                          With a copy to:

                                    Epstein Becker & Green, P.C.
                                    250 Park Avenue
                                    New York, New York  10177
                                    Fax # (212) 661-0989
                                    Attn: Sidney Todres, Esq.

or to such other person or place as Lyndon shall designate by notice in the manner provided in this Section 13.4;

                           B.       If to Accel:

                                    Accel International Corporation
                                    12603 SW Freeway, Suite 315
                                    P.O. Box 1949
                                    Stafford, Texas 77497-1949
                                    Fax # 281-565-8011
                                    Attn: Thomas H. Friedberg

                                    With copies to:

                                    Accel International Corporation
                                    475 Metro Place North
                                    Dublin, Ohio 43017
                                    Attn:  Nicholas Z. Alexander, Esq.

                                    and

                                    Squire, Sanders & Dempsey LLP
                                    1300 Huntington Center
                                    41 South High Street
                                    Columbus, Ohio 43215
                                    Attn: Fred A. Summer, Esq.

     13.5 Assignment. This Agreement shall be binding upon and inure to the benefit of Lyndon and Accel and their respective successors and assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by Lyndon or Accel prior to Closing without the prior written consent of the other party.

     13.6 Third Parties. This Agreement is not intended to and shall not be construed to give any Person other than the parties hereto any interest or rights (including, without limitation, any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

     13.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

     13.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     13.9 Headings. The headings of the sections, schedules and articles of this Agreement are inserted for the sake of convenience only and shall not constitute a part hereof.

     13.10 Entire Agreement. This Agreement, including the schedules and exhibits, contains the entire understanding of the parties in respect of the subject matter contained herein and therein and there are no other terms or conditions, representations or warranties, written or oral, express or implied, except as set forth herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                 LYNDON LIFE INSURANCE COMPANY

                                 By: /s/ Peter H. Foley
                                     -----------------------------------------
                                   Peter H. Foley, Authorized Signatory

                                 LYNDON INSURANCE GROUP, INC.

                                 By:  /s/ Peter H. Foley
                                     -----------------------------------------
                                          Peter H. Foley, Authorized Signatory

                                 ACCEL INTERNATIONAL CORPORATION

                                 By: /s/ Thomas H. Friedberg
                                     -----------------------------------------
                                         Thomas H. Friedberg, President

                                                                        ANNEX II


                            ASSET PURCHASE AGREEMENT

                                 by and between

                       LYNDON PROPERTY INSURANCE COMPANY

                                      and

                        ACCEL INTERNATIONAL CORPORATION

                                      and

                    ACCELERATION NATIONAL INSURANCE COMPANY

                         Dated: As of October 20, 1997

                                TABLE OF CONTENTS

                                                                                                           Page
ARTICLE I    ASSETS BEING SOLD.............................................................................  3

             1.1      Assets Being Sold....................................................................  3
             1.2      Assets Excluded from Sale............................................................  4
             1.3      No Liabilities Assumed...............................................................  4
             1.4      Purchase Price.......................................................................  5

ARTICLE II   REPRESENTATIONS AND WARRANTIES OF ACCEL AND ANIC..............................................  6

             2.1      Organization.........................................................................  6
             2.2      Authorization........................................................................  6
             2.3      No Consent...........................................................................  6
             2.4      Title to Acquired Assets.............................................................  7
             2.5      No Breach............................................................................  7
             2.6      Compliance with Laws.................................................................  8
             2.7      Permits..............................................................................  8
             2.8      Actions and Proceedings..............................................................  8
             2.9      Employee Relations...................................................................  9
             2.10     No Brokers...........................................................................  9
             2.11     Assets Necessary to Conduct Business.  .............................................  10
             2.12     Policies of Insurance. .............................................................. 10

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF LYNDON...................................................... 11

             3.1      Organization.  ...................................................................... 11
             3.2      Authority.  ......................................................................... 11
             3.3      No Breach.  ......................................................................... 11

ARTICLE IV   DELIVERIES.................................................................................... 11

             4.1      Closing.  ........................................................................... 11
             4.2      Deliveries to Buyer at Closing.  .................................................... 12
             4.3      Deliveries by Lyndon at Closing.  ................................................... 12

ARTICLE V    ADDITIONAL AGREEMENTS......................................................................... 13

             5.1      Restrictive Covenant................................................................. 13
             5.2      Use of Name and Forms.  ............................................................. 13

                  5.3      Ordinary Course.  ................................................................... 14
                  5.4      Post-Closing Litigation Assistance................................................... 14
                  5.5      Cost Guard Service Contract System................................................... 14
                  5.6      Stop-Loss Reinsurance................................................................ 15
                  5.7      Tax Matters.......................................................................... 15

ARTICLE VI        SURVIVAL...................................................................................... 15

                  6.1      Survival. ........................................................................... 15

ARTICLE VII       INDEMNIFICATION............................................................................... 16

                  7.1      Indemnification...................................................................... 16

ARTICLE VIII      MISCELLANEOUS PROVISIONS...................................................................... 18

                  8.1      Amendment and Modification. ......................................................... 18
                  8.2      Waiver of Compliance.  .............................................................. 18
                  8.3      Expenses............................................................................. 18
                  8.4      Notices. ............................................................................ 18
                  8.5      Assignment.  ........................................................................ 20
                  8.6      Third Parties. ...................................................................... 20
                  8.7      Governing Law. ...................................................................... 20
                  8.8      Counterparts.  ...................................................................... 20
                  8.9      Headings.  .......................................................................... 20
                  8.10     Entire Agreement.  .................................................................. 20
                  8.11     Further Assurances. ................................................................. 21

                            ASSET PURCHASE AGREEMENT

                  THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 20th day of October, 1997, by and between LYNDON PROPERTY INSURANCE COMPANY, a Missouri corporation, with offices at 645 Maryville Centre Drive, St. Louis, Missouri 63141 ("Lyndon") and ACCEL INTERNATIONAL CORPORATION, a Delaware corporation ("Accel"), with its executive offices at 12603 S.W. Freeway, Suite 315, P.O. Box 1949, Stafford, Texas 77497-1949, and ACCELERATION NATIONAL INSURANCE COMPANY ("ANIC"), an Ohio corporation, with offices at 475 Metro Place North, Suite 100, Dublin, Ohio 43017-0701.

                                 R E C I T A L

                  WHEREAS, Lyndon is desirous of purchasing and ANIC is desirous of selling certain of ANIC's assets comprising all of ANIC's warranty book of business upon the terms and conditions hereinafter set forth; and

                  WHEREAS, contemporaneously with the closing of the transactions contemplated by this Agreement, Lyndon and ANIC shall enter into two reinsurance agreements, substantially in the forms attached hereto as Exhibits A-1 and A-2 (the "Reinsurance Agreements") respecting the transfer of the loss reserves portfolio and the transfer of unearned premium reserves and new business losses, respectively; and

                  WHEREAS, Accel is the owner of all of the issued and outstanding shares of capital stock of ANIC;

                  NOW, THEREFORE, Lyndon, Accel and ANIC hereby agree as follows:

                                   ARTICLE I

                               ASSETS BEING SOLD

                  1.1 Assets Being Sold. ANIC hereby agrees to sell, convey, transfer, assign and deliver to Lyndon or an entity designated by Lyndon and Lyndon hereby agrees to purchase (or cause its designee to purchase) from ANIC the following assets comprising ANIC's warranty (extended service contracts) book of business (collectively, the "Acquired Assets"):

                           (a) All of ANIC's rights to and interest in the
                  expirations and renewals on all insurance policies in force as of the close of business on the closing date as determined under Article IV hereof (the "Closing Date") issued and insured by ANIC covering extended service contract warranties, including, but not limited to, automobiles, boats, motorcycles, and recreational vehicles during the covered periods, including all rights to complete processing and to bill and/or receive premiums, commissions or other revenues whether as additional, contingent or bonus commissions or otherwise with respect thereto (the "Acquired Policies"), subject to all of the related obligations under the Acquired Policies other than ANIC's obligations as the issuer and insurer thereof, but excluding the Fuller-Stolle book of business (and the reserves related thereto);

                           (b) all expiration files, customer account records
                  and underwriting, claims and processing manuals relating to the Acquired Policies;

                           (c) all rights, subject to the related obligations,
                  under the contracts and commitments, whether written or oral, relating to the Acquired Assets, all of which contracts and commitments are listed on Schedule 1.1(c);

                           (d) all rights to and interest in, subject to the
                  related obligations with respect to, all computer hardware and software listed on Schedule 1.1(d);

                           (e) all furniture, fixtures and equipment listed on
                  Schedule 1.1(e); and

                           (f) copies of all policy forms, rate filings related
                  to such policy forms, and all other regulatory filings relating to the Acquired Policies.

                  1.2 Assets Excluded from Sale. Only the Acquired Assets as described in Section 1.1 are being sold and purchased pursuant to this Agreement.

                  1.3 No Liabilities Assumed. Except to the extent set forth in the Reinsurance Agreements, Lyndon shall not be liable for any debt, obligation or liability of ANIC of any kind whatsoever, relating to the Acquired Assets, whether known or unknown, absolute or contingent, unless expressly assumed by Lyndon under the Reinsurance Agreements, including, but not limited to:

                           (a) any local, state or federal income, excise,
                  property, sales, franchise or payroll tax liability of ANIC incurred prior to the Closing Date or incurred in respect of events occurring prior to the Closing Date;

                           (b) any claims, causes of action or obligations,
                  wherever asserted, that relate to or are in any way connected with the employment or claimed employment of any person by ANIC arising from events occurring on or before the Closing Date, or relating to services rendered to or for the benefit of ANIC by any employee or agent of ANIC through the Closing Date, including without limitation any attorneys' fees and collection agency fees for in-force or expired claims or any person otherwise employed or engaged in ANIC's operation of its warranty book of business;

                           (c) any severance pay claim by any employee of ANIC
                  arising under any severance pay plan, agreement or program of ANIC, or otherwise, by reason of the consummation of the transactions contemplated hereby;

                           (d) any pension, health, welfare or similar
                  liability to or on account of employees or former employees of ANIC for any periods of employment on or prior to the Closing Date; and

                           (e) any liability for errors or omissions of ANIC
                  prior to the Closing Date.


                  1.4 Purchase Price. The purchase price payable by Lyndon in full consideration for the Acquired Assets shall be Ten Million Three Hundred Thousand ($10,300,000), payable on the Closing Date by wire transfer or by certified or official bank check payable to the order of ANIC, as directed by Accel.

                                   ARTICLE II

                              REPRESENTATIONS AND
                          WARRANTIES OF ACCEL AND ANIC

                  Accel and ANIC jointly and severally represent and warrant to Lyndon that:

                  2.1 Organization. ANIC is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio with full power and authority to own its properties and carry on its business as now being conducted. ANIC is duly qualified to do business as a foreign corporation in all jurisdictions where the failure to qualify would have a material adverse effect on any of the Acquired Assets.

                  2.2 Authorization. The execution and delivery of this Agreement by Accel and ANIC and the consummation of the transactions contemplated hereby have been authorized and approved by all requisite corporate action of each of Accel and ANIC and this Agreement and all instruments being delivered by each of Accel and ANIC hereunder represent legal, valid and binding obligations of each of Accel and ANIC enforceable against each of Accel and ANIC in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally, or by general principles of equity.

                  2.3 No Consent. No consent, order, license, approval or authorization or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency, and no consent or approval of any other person, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind ("Person"), is required to be obtained or made in connection with the performance by Accel or ANIC of this Agreement or the consummation of the transactions contemplated to be preformed by it hereunder, except for the approval of the Ohio Department of Insurance.

                  2.4 Title to Acquired Assets. ANIC has good and marketable title to the Acquired Assets, free and clear of any adverse claims, mortgages, liens or other burdens or encumbrances, except the related obligations of ANIC with respect to the contracts being assigned, and the instruments of transfer to be executed and delivered by ANIC at Closing will be valid and binding obligations of ANIC and will be sufficient to transfer to Lyndon all right, title and interest of ANIC in and to the Acquired Assets.

                  2.5 No Breach. The consummation of the transactions contemplated by this Agreement will not (i) contravene any provision of the Articles of Incorporation or Code of Regulations of ANIC, (ii) violate, conflict with or result in a material breach or the termination of, or constitute an amendment to, or otherwise give any Person the right to terminate, or constitute (or with notice or lapse of time or both would constitute) a default (by way of substitution, novation or otherwise) under the terms of, any material contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation relating to the Acquired Assets to which ANIC is a party or by which ANIC or any of the Acquired Assets are bound or affected; (iii) result in the creation of any lien, mortgage, claim, charge, security interest, encumbrance, restriction or limitation (collectively, "Liens") upon any of the Acquired Assets pursuant to the terms of any contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation; (iv) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body against, or binding upon, ANIC or any of the Acquired Assets in any material respect; (v) constitute a violation by ANIC of any statute, law, rule or regulation of any jurisdiction as such statute, law, rule or regulation relates to the Acquired Policies or to any of the Acquired Assets in any material respect; or (vi) violate any Permit (as defined in Section 2.7) in any material respect.

                  2.6 Compliance with Laws. ANIC is not in violation of any applicable law, rule or regulation, the violation of which could materially and adversely affect the Acquired Assets.

                  2.7 Permits. ANIC has duly obtained and holds in full force and effect all consents, authorizations, permits, licenses, orders or approvals of, and has made all declarations and filings with, all federal, state or local governmental or regulatory bodies that are material or necessary with respect to ANIC's operation of any of the Acquired Assets (collectively, the "Permits"); all the Permits were duly obtained and are in full force and effect; no violations are or have been recorded in respect of any such Permit and no proceeding is pending or, to the knowledge of Accel or ANIC, threatened to revoke, deny or limit any such Permit.

                  2.8 Actions and Proceedings. Except as provided on Schedule 2.8, there are no claims, actions, suits, arbitrations, proceedings, investigations or inquiries, whether at law or in equity and whether or not before any court, private body or group, governmental department, commission, board, agency or instrumentality (collectively, "Actions"), pending or, to the knowledge of Accel or ANIC, threatened against, involving or affecting the Acquired Assets (other than claims arising under the Acquired Policies), whether or not fully or partially covered by insurance, or which would give rise to any right of indemnification by any Person with respect to the Acquired Assets, and there are no outstanding orders, writs, injunctions, awards, sentences or decrees of any court, private body or group, governmental department, commission, board, agency or instrumentality against, involving or affecting the Acquired Assets. None of the Actions listed on Schedule 2.8, individually or in the aggregate, will have a material adverse effect with respect to the Acquired Assets, and there are no circumstances, nor any events which have occurred which Accel or ANIC believes will result in an Action against or affecting the Acquired Assets, other than claims filed under the Acquired Policies in the ordinary course of business.

                  2.9 Employee Relations. An accurate listing of all of the employees engaged in the operation of ANIC's warranty book of business, together with their respective compensation and accrued vacation time, has previously been delivered by ANIC to Lyndon, all of which employees are employed under oral contracts terminable at will. ANIC has not at any time during the last five years had, nor to the knowledge of Accel and ANIC is there now threatened, a strike, picket, work stoppage, work slowdown, or other material labor dispute, and Accel and ANIC have no knowledge of the threatened resignation of any employee engaged in conducting or operating ANIC's warranty book of business.

             2.10 No Brokers. Neither Accel nor ANIC has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby for which Lyndon may be responsible.

             2.11 Assets Necessary to Conduct Business. In Accel and ANIC's best judgment, neither Accel or ANIC has any reason to believe that following consummation of the transactions contemplated by this Agreement and the concurrent consummation of the transactions contemplated by the Stock Acquisition Agreement of even date herewith between Lyndon Insurance Group, Inc., Lyndon Life Insurance Company and Accel (the "Stock Acquisition Agreement"), the Acquired Assets, together with the assets then owned by the Target Corporations (as defined in the Stock Acquisition Agreement) will not constitute all material assets and properties (other than employees) necessary for Lyndon to conduct, consistent with prior practices, the warranty book of business conducted by ANIC prior to consummation of this Agreement, and also, all the material assets necessary for ANIC, Dublin and ANSC to conduct their respective businesses, consistent with prior practices.

             2.12 Policies of Insurance. Accel and ANIC have no reason to believe that the Acquired Policies will be terminated before their stated expiration dates, except in the ordinary course, consistent with prior practices, or will not be renewed in the ordinary course upon their expiration, consistent with prior practices.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF LYNDON

             Lyndon represents and warrants to Accel and ANIC that:

                  3.1 Organization. Lyndon is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri with full power and authority to own, lease and operate its properties and to carry on its business as now conducted.

                  3.2 Authority. The execution and delivery of this Agreement by Lyndon and the consummation of the transactions contemplated hereby have been authorized and approved by all requisite corporate action and this Agreement and all instruments being delivered by Lyndon hereunder represent the legal, valid and binding agreements of Lyndon enforceable against it in accordance with their respect terms.

                  3.3 No Breach. The authorization, execution, delivery and performance of this Agreement by Lyndon will not violate any provision of its certificate of incorporation or by-laws or any agreement to which it is a party.

                                   ARTICLE IV

                                   DELIVERIES

                  4.1 Closing. The Closing shall take place effective as of December 31, 1997, as long as the Ohio Department of Insurance has approved the transactions contemplated by this Agreement, at such time and place as shall be agreed upon between the parties. The Closing shall occur concurrently with, and shall be conditional upon, the closing of the transactions contemplated by the Stock Acquisition Agreement.

                  4.2 Deliveries to Buyer at Closing. At the Closing, ANIC shall deliver to Lyndon:

                           (a) A warranty bill of sale conveying, assigning and
                  transferring to Lyndon the Acquired Assets, executed by ANIC.

                           (b) A copy of the consent of the Ohio Department of
                  Insurance with respect to the Reinsurance Agreements or evidence of the expiration of the applicable deemer period.

                           (c) An executed copy of each Reinsurance Agreement.

                           (d) An officer's certificate executed by the
                  President of Accel and the Chief Financial Officer of ANIC certifying that the representations and warranties contained in Article II are true and correct in all material respects on the Closing Date as if made on such date.

                            (e) A list of the Acquired Policies on a computer
                  disk containing the same.

                  4.3 Deliveries by Lyndon at Closing. At the Closing, Lyndon shall deliver the following to ANIC:

                            (a) The sum of $10,300,000 by wire transfer of
                  federal funds or certified or official bank check payable to the order of ANIC.

                             (b) An executed copy of each Reinsurance Agreement.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

                  5.1 Restrictive Covenant. In order to insure to Lyndon the benefits of its purchase of the Acquired Assets, including the goodwill of the Acquired Assets, Accel and ANIC each hereby agree that through the third anniversary of the Closing Date, Accel and ANIC each will not, without the prior written consent of Lyndon, directly or indirectly, sell, underwrite, place or write warranty insurance policies or solicit, accept or place for itself and/or any other entity, any warranty insurance business from existing customers of ANIC, provided, however, that nothing herein shall prohibit Accel and ANIC from owning not more than 1% of the stock or other securities of any such corporation, which securities are publicly traded over-the-counter or on a national securities exchange, provided neither Accel nor ANIC directly or indirectly renders any services or engage in any activities of any kind for or on behalf of the issuer of such securities or any affiliate thereof. Lyndon may proceed against both Accel and ANIC for breach of this covenant by injunction in addition to any other claim for relief Lyndon may have in law or in equity.

                  5.2 Use of Name and Forms. ANIC hereby grants Lyndon full right and authority to utilize ANIC's forms and to place contractual liability insurance policies in connection with extended service contracts in the name of ANIC in each of the states in which ANIC is currently licensed to do business for a maximum period of eighteen (18) months from the Closing Date ("New Business"). All New Business written by Lyndon utilizing ANIC's forms or issued in ANIC's name shall be automatically reinsured by Lyndon under the Reinsurance Agreements, and Lyndon shall indemnify ANIC and hold ANIC harmless from and against all liability, however arising, under the New Business written by Lyndon on ANIC's forms or issued in ANIC's name and Lyndon shall retain all premiums related thereto, except as provided by the applicable Reinsurance Agreement. ANIC will assist Lyndon in the filing of policy forms, rates and other regulatory matters, as reasonably requested by Lyndon.

                  5.3 Ordinary Course. During the period from the date of this Agreement and continuing until the Closing Date, ANIC shall carry on its warranty insurance business in the usual, regular and ordinary course consistent with prior practices, including, without limitation, the continued writing of warranty insurance policies, the collection of premiums therefor, and the continued payment of claims for losses on outstanding warranty insurance policies.

                  5.4 Post-Closing Litigation Assistance. ANIC will provide Lyndon with reasonable assistance in litigating claims arising under any Acquired Policies after the Closing. Such assistance may consist of, without limitation, access to ANIC's books and records and/or personnel. Lyndon shall provide reasonable compensation to ANIC if any ANIC personnel are required to give depositions or testify in court in relation thereto.

                  5.5 Cost Guard Service Contract System. Accel will cause ANIC to complete the following tasks, at ANIC's expense, for the Cost Guard Service Contract System: (i) the resolution of all "Year 2000" issues, (ii) system clean up, (iii) construction of a redesigned rate system module and a laser check system module and (iv) an on-line claims update. Such work shall be completed prior to May 1, 1998. Any costs incurred by Lyndon in causing such work to be completed after May 1, 1998 shall be reimbursed by Accel within fifteen (15) days of Lyndon's invoice therefor, and shall not be limited by the "indemnity basket" described in Section 7.1.

                  5.6 Stop-Loss Reinsurance. Accel will cause ANIC to maintain in force ANIC's current stop-loss reinsurance program, at Lyndon's expense, until otherwise advised by Lyndon.

                  5.7 Tax Matters. The parties are in agreement that the Assets do not constitute a "trade or business" within the meaning of Internal Revenue Code Section 1060. Nevertheless, the parties acknowledge the possibility that the Internal Revenue Service may take a contrary position and require Lyndon and Accel to prepare and file a Form 8594 with the IRS. In such event, the parties agree that they will cooperate in determining the allocation of the Purchase Price to the various acquired Assets and will utilize such agreed-upon asset values in filing their respective federal tax returns.

                                   ARTICLE VI

                                    SURVIVAL

                  6.1 Survival. All representations and warranties made in this Agreement and in any schedule, certificate or instrument delivered in connection with the Agreement, shall survive the delivery of this Agreement for a period of two years after the date hereof, except, however, that (i) claims based on fraud or willful misrepresentation may be asserted at any time within one year after the party learns of such fraud or willful misrepresentation and
(ii) any representation or warranty in respect of which indemnity may be sought under Article VII that would otherwise terminate two years after the date hereof shall survive the second anniversary of the date hereof if notice, given in good faith, of the specific inaccuracy or breach thereof giving rise to such indemnity shall have been given to the party against whom such indemnity may be sought prior to the second anniversary of the date hereof.

                                  ARTICLE VII

                                INDEMNIFICATION

                  7.1 Indemnification.

                           (a) Accel and ANIC each hereby agree to indemnify
defend and hold harmless Lyndon, its officers, directors, employees and agents from and against all losses, fines, civil penalties, judgments, claims, damages, liabilities or expenses (including reasonable attorneys' fees) of every kind imposed upon, incurred or paid by Lyndon by reason of the breach by Accel or ANIC of any representation and warranty made by Accel or ANIC in this Agreement or, except as otherwise provided in the Reinsurance Agreements, any losses under the Acquired Policies, in excess of $100,000 in the aggregate (including any such damages incurred by Lyndon under the Stock Acquisition Agreement); provided, however, that notwithstanding any provision of this Agreement to the contrary, the aggregate indemnification obligations and liability of Accel and ANIC under this Section 7.1 and under Section 11.1(a)(i) of the Stock Acquisition Agreement shall in no event exceed $8 million, and Accel and ANIC shall have no obligation whatsoever to further indemnify Lyndon, its affiliates or any other Person after and in the event that Accel and ANIC on a combined basis have paid a total of $8 million to Lyndon or any other Person pursuant to this Section 7.1 and/or Section 11.1(a)(i) of the Stock Acquisition Agreement.

                           (b) Lyndon hereby agrees to indemnify, defend and
hold harmless Accel and ANIC from and against all losses, fines, civil penalties, judgments, claims, damages, liabilities or expenses (including reasonable attorneys' fees) of every kind imposed upon, incurred or paid by Accel and ANIC by reason of (i) the breach by Lyndon of any representation and warranty made by it in this Agreement or (ii) any claims made against ANIC relating to the Acquired Policies or the New Business other than for losses under the Acquired Policies (except as otherwise provided in the Reinsurance Agreements) or arising out of or relating in any way to the conduct of the warranty book of business being acquired by Lyndon on and after the Closing Date hereof; provided, however, that the aggregate indemnification obligations and liability of Lyndon to Accel for damages under this Section 7.1 and under
Section 11.1(b) of the Stock Acquisition Agreement shall in no event exceed $8 million.

                           (c) Each party hereto shall promptly notify the
other party in writing of any claim made on such party by any third party in respect of a liability, obligation or other matter which is the subject of the foregoing indemnity agreement, and the party obligated hereunder to indemnify the party giving such notice shall have, at its election, the right to compromise or defend any such claim through counsel of its choosing.

                           (d) Claims for indemnification under this Article
VII (other than with respect to a breach of the representations or warranties contained in Section 2.4) must be asserted prior to the second anniversary of the date hereof, except as otherwise provided in clauses (i) and (ii) of Section 6.1.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  8.1 Amendment and Modification. This Agreement may be amended, modified and supplemented only by a writing signed by Lyndon, Accel and ANIC.

                  8.2 Waiver of Compliance. Any failure of Lyndon or Accel or ANIC to comply with any obligation, covenant, agreement or condition herein contained may be expressly waived, in writing only, by (i) Lyndon in the case of any failure of ANIC or Accel (ii) Accel, in the case of any failure of Lyndon. Such waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

                  8.3 Expenses. Each party will pay its own expenses incurred in connection with this Agreement or any auction contemplated by this Agreement. The foregoing shall not be construed as limiting any other rights which any party may have as a result of misrepresentation of or breach by any other party.

                  8.4 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified or registered mail (return receipt requested), postage prepaid, or when delivered by fax (evidenced by confirmation of successful transmission), as follows:

                                    A.      If to Lyndon:

                                            Lyndon Property Insurance Company
                                            645 Maryville Centre
                                            St. Louis, Missouri 63141
                                            Fax # (314) 275-5255
                                            Attn: Roland G. Anderson, President

                                    With a copy to:

                                            Epstein Becker & Green, P.C.
                                            250 Park Avenue
                                            New York, New York 10177-0077
                                            Fax # (212) 661-0989
                                            Attn: Sidney Todres, Esq.

or to such other person or place as Lyndon shall designate by notice in manner provided in this Section 8.4;

                                    B.      If to Accel and ANIC:
                                            Accel International Corporation
                                            12603 SW Freeway, Suite 315
                                            P.O. Box 1949
                                            Stafford, Texas 77477-1949
                                            Attn: Thomas H. Friedberg

                                    With a copies to:

                                            Accel International Corporation
                                            475 Metro Place North
                                            Dublin, Ohio 43017
                                            Fax # (614) 764-7198
                                            Attn: Nicholas Z. Alexander, Esq.

                                            and

                                            Squire, Sanders & Dempsey, LLP
                                            1300 Huntington Center
                                            31 South High Street
                                            Fax # (614) 365-2499
                                            Attn: Fred A. Summer, Esq.

or to such other person as Accel or ANIC shall designate by notice in the manner provided in this Section 8.4.

                  8.5 Assignment. This Agreement shall be binding upon and inure to the benefit of Lyndon, Accel and ANIC and their respective successors and assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by Lyndon or Accel or ANIC without the prior written consent of the other parties.

                  8.6 Third Parties. This Agreement is not intended to and shall not be construed to give any person other than the parties hereto any interest or rights (including, without limitation, any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

                  8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  8.9 Headings. The headings of the sections, schedules and articles of this Agreement are inserted for the sake of convenience only and shall not constitute a part hereof.

                  8.10 Entire Agreement. This Agreement, including the schedules and exhibits, contains the entire understanding of the parties in respect of the subject matter contained herein and therein and there are no other terms or conditions, representations or warranties, written or oral, express or implied, except as set forth herein.

                  8.11 Further Assurances. Accel and ANIC each agree to execute and deliver such documents, instruments or certificates as Lyndon may reasonably request from time to time in order to vest in Lyndon title to the Acquired Assets.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

                             LYNDON PROPERTY INSURANCE COMPANY

                             By:  /s/ Peter H. Foley
                                  ----------------------------------------
                                      Peter H. Foley, Authorized Signatory




                             ACCEL INTERNATIONAL CORPORATION

                             By:  /s/ Thomas H. Friedberg
                                  ----------------------------------------
                                      Thomas H. Friedberg, President




                             ACCELERATION NATIONAL
                             INSURANCE COMPANY

                             By: /s/ Thomas H. Friedberg
                                  ----------------------------------------
                                      Thomas H. Friedberg, Chairman & CEO

                                                                       ANNEX III


--------------------------------------------------------------------------------

                              CREDITRE CORPORATION

--------------------------------------------------------------------------------

                4107 Greenway Court * Colleyville, Texas  76034
                       (817) 788-8121  Fax (817) 788-8123


October 15, 1997


Mr. Thomas Fielding
ACCEL international Corporation
12603 SW Frwy Ste 315
P O Box 1949
Stafford, TX 77477-1949


Dear Tom,

You have requested my opinion on the purchase price of $40.5 million for Acceleration Life Insurance Company (ALIC), Acceleration National Service Corporation (ANSC), Dublin International Limited (Dublin), the rights to the credit life and disability insurance business, and the rights to the service contract business.

Based solely on the ALIC Statutory Annual Statement of December 31, 1996, the GAAP financials as of June 30, 1997 as provided, and the valuations we have performed in the past, I would place a market value on the block at $39.3 million.

The market value is based on:

     GAAP book values from the June 30, 1997 financial statements Future GAAP profits on inforce life, disability and service contract business Value of future production of the life and disability business Value of future production of service contract business Value of ALIC state licenses

Given my knowledge of the credit insurance and service contract marketplace, this value is representative of the value that is available in the marketplace. Aside from the GAAP book values and the value of state licenses, most, if not all, of the value comes from the service contract business. At 1996 ALIC expense levels, the sum of the (future GAAP profits) plus (value of future production) on the credit life and disability business is negative. Credit life and disability insurance business has little value in the current marketplace, since the return on equity available in the marketplace is not competitive with other industries. Over 50 insurers have left



                                     III-1
the credit life and disability industry in the 1990s with no new entrants. The service contract business has remained financially health and viable during this period.

In my opinion, the Frontier price of $40.5 is fair and reasonable, and it places a value on the entities that equals or exceeds the value that the other likely participants in this marketplace would pay for the block.

Please call me if you have questions about this document.

Sincerely,

/s/ Gary Fagg

Gary Fagg, FSA, MAAA
Consulting Actuary



                                     III-2
October 31, 1997 16:40

                        ACCEL INTERNATIONAL CORPORATION

                                     PROXY

                        SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER _, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas H. Friedberg and Nicholas Z. Alexander and each of them, Proxies, with power of substitution to each, for and in the name of the undersigned to vote, as designated below, all the shares of Common Stock of ACCEL International Corporation, a Delaware corporation (the "Company"), held of record by the undersigned as of November _, 1997 at the Special Meeting of Stockholders to be held on December _, 1997 or any adjournment thereof.

     1. To consider and vote upon the approval and authorization of (i) the sale of all of the outstanding capital stock of Acceleration Life Insurance Company, Acceleration National Service Corporation and Dublin International Limited by the Company to Lyndon Insurance Group, Inc. and Lyndon Life Insurance Company pursuant to the Stock Acquisition Agreement dated October 20, 1997 attached as Annex I to the accompanying Proxy Statement (the "Stock Acquisition Agreement"),
         (ii) the sale of the vehicle extended service contract business of the Company's wholly owned subsidiary, Acceleration National Insurance Company, by the Company to Lyndon Property Insurance Company pursuant to the Asset Purchase Agreement dated October 20, 1997 attached as Annex II to the accompanying Proxy Statement (the "Asset Purchase Agreement"), and (iii) certain transactions related thereto (collectively, the "Transaction")

                  FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                           (PLEASE SEE REVERSE SIDE)


October 31, 1997 16:40

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE STOCK ACQUISITION AGREEMENT AND THE ASSET PURCHASE AGREEMENT AND THE TRANSACTION AND ACCORDING TO THE JUDGMENT OF THE PROXIES WITH RESPECT TO PROPOSAL 2.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November o, 1997. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.

Date:_________________, 1997

                                  ----------------------------------------
                                  (Signature)


                                  ----------------------------------------
                                  (Signature)

                                  (When signing as attorney, as executor,
                                  administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.


October 31, 1997 16:40